Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	TENET HEALTHCARE CORP
Entity Central Index Key	0000070318
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 113	$ 405
Accounts receivable, less allowance for doubtful accounts ($397 at December 31, 2011 and $352 at December 31, 2010)	1,278	1,143
Inventories of supplies, at cost	161	156
Income tax receivable	7	22
Current portion of deferred income taxes	418	282
Assets held for sale	2	14
Other current assets	378	289
Total current assets	2,357	2,311
Investments and other assets	156	164
Deferred income taxes, net of current portion	374	627
Property and equipment, at cost, less accumulated depreciation and amortization ($3,386 at December 31, 2011 and $3,100 at December 31, 2010)	4,350	4,304
Goodwill	736	652
Other intangible assets, at cost, less accumulated amortization ($360 at December 31, 2011 and $302 at December 31, 2010)	489	442
Total assets	8,462	8,500
Current liabilities:
Current portion of long-term debt	66	67
Accounts payable	760	720
Accrued compensation and benefits	376	363
Professional and general liability reserves	75	84
Accrued interest payable	112	115
Accrued legal settlement costs	64	8
Other current liabilities	362	368
Total current liabilities	1,815	1,725
Long-term debt, net of current portion	4,294	3,997
Professional and general liability reserves	337	383
Accrued legal settlement costs	2	22
Other long-term liabilities	506	554
Total liabilities	6,954	6,681
Commitments and contingencies
Redeemable noncontrolling interests in equity of consolidated subsidiaries	16	0
Shareholders' equity:
Preferred stock, $0.15 par value; authorized 2,500,000 shares; 345,000 of 7% mandatory convertible shares with a liquidation preference of $1,000 per share issued at both December 31, 2011 and 2010	334	334
Common stock, $0.05 par value; authorized 1,050,000,000 shares; 551,468,550 shares issued at December 31, 2011 and 550,882,110 shares issued at December 31, 2010	27	27
Additional paid-in capital	4,407	4,449
Accumulated other comprehensive loss	(52)	(43)
Accumulated deficit	(1,440)	(1,522)
Common stock in treasury, at cost, 136,442,696 shares at December 31, 2011 and 65,098,918 shares at December 31, 2010	(1,853)	(1,479)
Total shareholders' equity	1,423	1,766
Noncontrolling interests	69	53
Total equity	1,492	1,819
Total liabilities and equity	$ 8,462	$ 8,500

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 397	$ 352
Property and equipment, accumulated depreciation and amortization (in dollars)	3,386	3,100
Other intangible assets, accumulated amortization (in dollars)	$ 360	$ 302
Preferred stock, par value (in dollars per share)	$ 0.15	$ 0.15
Preferred stock, authorized shares	2,500,000	2,500,000
Preferred stock, percent of mandatory convertible shares (as a percent)	7.00%	7.00%
Preferred stock, 7% mandatory convertible shares issued	345,000	345,000
Preferred stock, liquidation preference per share (in dollars per share)	$ 1,000	$ 1,000
Common stock, par value (in dollars per share)	$ 0.05	$ 0.05
Common stock, authorized shares	1,050,000,000	1,050,000,000
Common stock, shares issued	551,468,550	550,882,110
Common stock in treasury, shares	136,442,696	65,098,918

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$ 9,371	$ 8,992	$ 8,785
Provision for doubtful accounts	717	727	684
Net operating revenues	8,654	8,265	8,101
Operating expenses:
Salaries, wages and benefits	4,015	3,830	3,781
Supplies	1,548	1,542	1,534
Other operating expenses, net	2,020	1,857	1,831
Electronic health record incentives	(55)	0	0
Depreciation and amortization	398	380	373
Impairment of long-lived assets and goodwill, and restructuring charges, net	20	10	27
Litigation and investigation costs	55	12	31
Operating income	653	634	524
Interest expense	(375)	(424)	(445)
Gain (loss) from early extinguishment of debt	(117)	(57)	97
Investment earnings	3	5	0
Net gain on sales of investments	0	0	15
Income from continuing operations, before income taxes	164	158	191
Income tax benefit (expense)	(61)	977	23
Income from continuing operations, before discontinued operations	103	1,135	214
Discontinued operations:
Income (loss) from operations	(18)	11	4
Impairment of long-lived assets and goodwill, and restructuring charges, net	(6)	(1)	(12)
Litigation and investigation costs	(17)	0	0
Net losses on sales of facilities	0	0	(1)
Income tax benefit (expense)	32	7	(8)
Income (loss) from discontinued operations	(9)	17	(17)
Net income	94	1,152	197
Less: Preferred stock dividends	24	24	6
Less: Net income attributable to noncontrolling interests	12	9	10
Net income attributable to Tenet Healthcare Corporation common shareholders	58	1,119	181
Amounts attributable to Tenet Healthcare Corporation common shareholders
Income from continuing operations, net of tax	68	1,101	201
Income (loss) from discontinued operations, net of tax	(10)	18	(20)
Net income attributable to Tenet Healthcare Corporation common shareholders	$ 58	$ 1,119	$ 181
Basic
Continuing operations (in dollars per share)	$ 0.14	$ 2.27	$ 0.42
Discontinued operations (in dollars per share)	$ (0.02)	$ 0.04	$ (0.04)
Total earnings (loss) per share, Basic (in dollars per share)	$ 0.12	$ 2.31	$ 0.38
Diluted
Continuing operations (in dollars per share)	$ 0.14	$ 2.01	$ 0.41
Discontinued operations (in dollars per share)	$ (0.02)	$ 0.03	$ (0.04)
Total earnings (loss) per share, Diluted (in dollars per share)	$ 0.12	$ 2.04	$ 0.37
Weighted average shares and dilutive securities outstanding (in thousands):
Basic (in shares)	468,726	484,321	480,240
Diluted (in shares)	485,181	560,631	507,277

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income	$ 94	$ 1,152	$ 197
Other comprehensive income (loss):
Adjustments for supplemental executive retirement plans	(15)	(20)	(3)
Unrealized gains on securities held as available-for-sale	0	1	3
Reclassification adjustments for realized losses included in net income	0	1	7
Other comprehensive income (loss) before income taxes	(15)	(18)	7
Income tax benefit (expense) related to items of other comprehensive income (loss)	6	7	(2)
Total other comprehensive income (loss), net of tax	(9)	(11)	5
Comprehensive income	85	1,141	202
Less: Preferred stock dividends	24	24	6
Less: Comprehensive income attributable to noncontrolling interests	12	9	10
Comprehensive income attributable to Tenet Healthcare Corporation common shareholders	$ 49	$ 1,108	$ 186

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Millions, except Share data, unless otherwise specified	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Treasury Stock	Noncontrolling Interests
Balances at Dec. 31, 2008	$ 147	$ 0	$ 26	$ 4,445	$ (37)	$ (2,852)	$ (1,479)	$ 44
Balances (in shares) at Dec. 31, 2008		0	477,173,000
Increase (Decrease) in Stockholders' Equity
Net income	197	0	0	0	0	187	0	10
Distributions paid to noncontrolling interests	(7)	0	0	0	0	0	0	(7)
Contributions from noncontrolling interests	4	0	0	0	0	0	0	4
Other comprehensive income	5	0	0	0	5	0	0	0
Issuance of mandatory convertible preferred stock	334	334	0	0	0	0	0	0
Issuance of mandatory convertible preferred stock (in shares)		345,000,000	0
Preferred stock dividends	(6)	0	0	(6)	0	0	0	0
Stock-based compensation expense and issuance of common stock	23	0	1	22	0	0	0	0
Stock-based compensation expense and issuance of common stock (in shares)		0	3,962,000
Balances at Dec. 31, 2009	697	334	27	4,461	(32)	(2,665)	(1,479)	51
Balances (in shares) at Dec. 31, 2009		345,000,000	481,135,000
Increase (Decrease) in Stockholders' Equity
Net income	1,152	0	0	0	0	1,143	0	9
Distributions paid to noncontrolling interests	(8)	0	0	0	0	0	0	(8)
Contributions from noncontrolling interests	1	0	0	0	0	0	0	1
Other comprehensive income	(11)	0	0	0	(11)	0	0	0
Preferred stock dividends	(24)	0	0	(24)	0	0	0	0
Stock-based compensation expense and issuance of common stock	12	0	0	12	0	0	0	0
Stock-based compensation expense and issuance of common stock (in shares)		0	4,648,000
Balances at Dec. 31, 2010	1,819	334	27	4,449	(43)	(1,522)	(1,479)	53
Balances (in shares) at Dec. 31, 2010		345,000,000	485,783,000
Increase (Decrease) in Stockholders' Equity
Net income	94	0	0	0	0	82	0	12
Distributions paid to noncontrolling interests	(10)	0	0	0	0	0	0	(10)
Other comprehensive income	(9)	0	0	0	(9)	0	0	0
Purchases of businesses or joint venture interests	14	0	0	0	0	0	0	14
Preferred stock dividends	(24)	0	0	(24)	0	0	0	0
Repurchases of common stock	(374)	0	0	0	0	0	(374)	0
Repurchases of common stock (in shares)	(75,765,585)	0	(75,766,000)
Stock-based compensation expense and issuance of common stock	(18)	0	0	(18)	0	0	0	0
Stock-based compensation expense and issuance of common stock (in shares)		0	5,009,000
Balances at Dec. 31, 2011	$ 1,492	$ 334	$ 27	$ 4,407	$ (52)	$ (1,440)	$ (1,853)	$ 69
Balances (in shares) at Dec. 31, 2011		345,000,000	415,026,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income	$ 94	$ 1,152	$ 197
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	398	380	373
Provision for doubtful accounts	717	727	684
Net gain on sales of investments	0	0	(15)
Deferred income tax expense (benefit)	81	(952)	20
Stock-based compensation expense	24	22	23
Impairment of long-lived assets and goodwill, and restructuring charges, net	20	10	27
Litigation and investigation costs	55	12	31
Loss (gain) from early extinguishment of debt	117	57	(97)
Fair market value adjustments related to interest rate swap and LIBOR cap agreements	0	3	(1)
Amortization of debt discount and debt issuance costs	30	31	27
Pre-tax loss (gain) from discontinued operations	41	(10)	9
Other items, net	(13)	(5)	6
Changes in cash from operating assets and liabilities:
Accounts receivable	(850)	(731)	(635)
Inventories and other current assets	(35)	(15)	(24)
Income taxes	(63)	3	(78)
Accounts payable, accrued expenses and other current liabilities	(32)	(87)	15
Other long-term liabilities	(5)	(58)	(13)
Payments against reserves for restructuring charges and litigation costs and settlements	(44)	(83)	(192)
Net cash provided by (used in) operating activities from discontinued operations, excluding income taxes	(38)	16	68
Net cash provided by operating activities	497	472	425
Cash flows from investing activities:
Purchases of property and equipment - continuing operations	(467)	(433)	(387)
Construction of new and replacement hospitals	0	(13)	(58)
Purchases of property and equipment - discontinued operations	(8)	(30)	(11)
Purchases of businesses or joint venture interests	(84)	(65)	0
Proceeds from sales of facilities and other assets - discontinued operations	0	19	221
Proceeds from sales of marketable securities, long-term investments and other assets	59	84	67
Purchases of marketable securities	0	0	(17)
Distributions received from investments in Reserve Yield Plus Fund	0	1	12
Proceeds from hospital authority bonds	0	0	49
Release of escrow funds	0	15	0
Other items, net	(3)	2	(1)
Net cash used in investing activities	(503)	(420)	(125)
Cash flows from financing activities:
Repayments of borrowings under credit facility	(365)	0	0
Proceeds from borrowings under credit facility	445	0	0
Repayments of borrowings	(843)	(886)	(1,291)
Proceeds from borrowings	900	601	885
Deferred debt issuance costs	(21)	(27)	(46)
Repurchases of common stock	(374)	0	0
Proceeds from issuance of mandatory convertible preferred stock	0	0	334
Cash dividends on preferred stock	(24)	(24)	0
Distributions paid to noncontrolling interests	(10)	(8)	(7)
Other items, net	6	7	8
Net cash used in financing activities	(286)	(337)	(117)
Net increase (decrease) in cash and cash equivalents	(292)	(285)	183
Cash and cash equivalents at beginning of period	405	690	507
Cash and cash equivalents at end of period	113	405	690
Supplemental disclosures:
Interest paid, net of capitalized interest	(347)	(402)	(439)
Proceeds from interest rate swap agreement	30	0	39
Income tax (payments) refunds, net	$ (10)	$ 34	$ (43)

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Tenet Healthcare Corporation (together with our subsidiaries, referred to as “Tenet,” the “Company,” “we” or “us”) is an investor-owned health care services company whose subsidiaries and affiliates own and operate acute care hospitals and related health care facilities. At December 31, 2011, our subsidiaries operated 50 hospitals, including four academic medical centers (one of which was not yet divested at that date and is classified in discontinued operations) and one critical access hospital, with a combined total of 13,453 licensed beds, primarily serving urban and suburban communities in 11 states. Our subsidiaries also operated 98 (including three not yet divested at that date that are classified in discontinued operations) free-standing and provider-based diagnostic imaging centers, ambulatory surgery centers and urgent care centers, as well as one free-standing emergency department, in 12 states at December 31, 2011. We also own an interest in a health maintenance organization (“HMO”) and operate: various related health care facilities, including a long-term acute care hospital and a number of medical office buildings (all of which are located on, or nearby, our hospital campuses); revenue cycle management, health care information management and patient communications services businesses; physician practices; captive insurance companies; a management services business that provides network development, utilization management, claims processing and contract negotiation services to physician organizations and hospitals that assume managed care risk; and occupational and rural health care clinics.

Basis of Presentation

Our Consolidated Financial Statements include the accounts of Tenet and its wholly owned and majority-owned subsidiaries. We eliminate intercompany accounts and transactions in consolidation, and we include the results of operations of businesses that are newly acquired in purchase transactions from their dates of acquisition. We account for significant investments in other affiliated companies using the equity method. Unless otherwise indicated, all financial and statistical data included in these notes to our Consolidated Financial Statements relate to our continuing operations, with dollar amounts expressed in millions (except per-share amounts). Certain balances in the accompanying Consolidated Financial Statements and these notes have been reclassified to give retrospective presentation to the discontinued operations described in Note 4. Certain prior-year amounts have been reclassified to conform to current-year presentation.

Effective December 31, 2011, we adopted Accounting Standards Update (“ASU”) 2011-07, “Health Care Entities (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities,” which requires health care entities to present the provision for doubtful accounts relating to patient service revenue as a deduction from patient service revenue in the statement of operations rather than as an operating expense. All periods presented have been reclassified in accordance with the provisions of ASU 2011-07. Also effective December 31, 2011, we reclassified the electronic health record incentives previously recorded as net operating revenues to the operating expenses section of our consolidated statements of operations.

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“GAAP”), requires us to make estimates and assumptions that affect the amounts reported in our Consolidated Financial Statements and these accompanying notes. We regularly evaluate the accounting policies and estimates we use. In general, we base the estimates on historical experience and on assumptions that we believe to be reasonable given the particular circumstances in which we operate. Although we believe all adjustments considered necessary for a fair presentation have been included, actual results may vary from those estimates. Financial and statistical information we report to other regulatory agencies may be prepared on a basis other than GAAP or using different assumptions or reporting periods and, therefore, may vary from amounts presented herein. Although we make every effort to ensure that the information we report to those agencies is accurate, complete and consistent with applicable reporting guidelines, we cannot be responsible for the accuracy of the information they make available to the public.

Net Operating Revenues Before Provision for Doubtful Accounts

We recognize net operating revenues before provision for doubtful accounts in the period in which our services are performed. Net operating revenues before provision for doubtful accounts primarily consist of net patient service revenues that are recorded based on established billing rates (i.e., gross charges), less estimated discounts for contractual and other allowances, principally for patients covered by Medicare, Medicaid, managed care and other health plans, as well as certain uninsured patients under our Compact with Uninsured Patients (“Compact”).

Gross charges are retail charges. They are not the same as actual pricing, and they generally do not reflect what a hospital is ultimately paid and, therefore, are not displayed in our consolidated statements of operations. Hospitals are typically paid amounts that are negotiated with insurance companies or are set by the government. Gross charges are used to calculate Medicare outlier payments and to determine certain elements of payment under managed care contracts (such as stop-loss payments). Because Medicare requires that a hospital’s gross charges be the same for all patients (regardless of payer category), gross charges are also what hospitals charge all other patients prior to the application of discounts and allowances.

Revenues under the traditional fee-for-service Medicare and Medicaid programs are based primarily on prospective payment systems. Retrospectively determined cost-based revenues under these programs, which were more prevalent in earlier periods, and certain other payments, such as Indirect Medical Education, Direct Graduate Medical Education, disproportionate share hospital and bad debt expense, which are based on our hospitals’ cost reports, are estimated using historical trends and current factors. Cost report settlements under these programs are subject to audit by Medicare and Medicaid auditors and administrative and judicial review, and it can take several years until final settlement of such matters is determined and completely resolved. Because the laws, regulations, instructions and rule interpretations governing Medicare and Medicaid reimbursement are complex and change frequently, the estimates recorded by us could change by material amounts.

We have a system and estimation process for recording Medicare net patient revenue and estimated cost report settlements. This results in us recording accruals to reflect the expected final settlements on our cost reports. For filed cost reports, we record the accrual based on those cost reports and subsequent activity, and record a valuation allowance against those cost reports based on historical settlement trends. The accrual for periods for which a cost report is yet to be filed is recorded based on estimates of what we expect to report on the filed cost reports, and a corresponding valuation allowance is recorded as previously described. Cost reports generally must be filed within five months after the end of the annual cost reporting period. After the cost report is filed, the accrual and corresponding valuation allowance may need to be adjusted. Adjustments for prior-year cost reports and related valuation allowances, principally related to Medicare and Medicaid, increased revenues in the years ended December 31, 2011, 2010 and 2009 by $1 million, $1 million and $5 million, respectively. Estimated cost report settlements and valuation allowances are deducted from accounts receivable in the accompanying Consolidated Balance Sheets (see Note 3). We believe that we have made adequate provision for any adjustments that may result from final determination of amounts earned under all the above arrangements with Medicare and Medicaid.

Revenues under managed care plans are based primarily on payment terms involving predetermined rates per diagnosis, per-diem rates, discounted fee-for-service rates and/or other similar contractual arrangements. These revenues are also subject to review and possible audit by the payers. The payers are billed for patient services on an individual patient basis. An individual patient’s bill is subject to adjustment on a patient-by-patient basis in the ordinary course of business by the payers following their review and adjudication of each particular bill. We estimate the discounts for contractual allowances at the individual hospital level utilizing billing data on an individual patient basis. At the end of each month, on an individual hospital basis, we estimate our expected reimbursement for patients of managed care plans based on the applicable contract terms. Contractual allowance estimates are periodically reviewed for accuracy by taking into consideration known contract terms as well as payment history. Although we do not separately accumulate and disclose the aggregate amount of adjustments to the estimated reimbursement for every patient bill, we believe our estimation and review process enables us to identify instances on a timely basis where such estimates need to be revised. We do not believe there were any adjustments to estimates of individual patient bills that were material to our revenues. In addition, on a corporate-wide basis, we do not record any general provision for adjustments to estimated contractual allowances for managed care plans. Managed care accounts, net of contractual allowances recorded, are further reduced to their net realizable value through provision for doubtful accounts based on historical collection trends for these payers and other factors that affect the estimation process.

We know of no material claims, disputes or unsettled matters with any payer that would affect our revenues for which we have not adequately provided for in the accompanying Consolidated Financial Statements.

Under our Compact, the discount offered to uninsured patients is recognized as a contractual allowance, which reduces net operating revenues at the time the self-pay accounts are recorded. The uninsured patient accounts, net of contractual allowances recorded, are further reduced to their net realizable value through provision for doubtful accounts based on historical collection trends for self-pay accounts and other factors that affect the estimation process.

We also provide charity care to patients who are financially unable to pay for the health care services they receive. Most patients who qualify for charity care are charged a per-diem amount for services received, subject to a cap. Except for the per-diem amounts, our policy is not to pursue collection of amounts determined to qualify as charity care; therefore, we do not report these amounts in net operating revenues or in provision for doubtful accounts. Patient advocates from our Medical Eligibility Program screen patients in the hospital to determine whether those patients meet eligibility requirements for financial assistance programs. They also expedite the process of applying for these government programs.

The table below shows the sources of net operating revenues before provision for doubtful accounts from continuing operations:

	Years Ended December 31,
	2011	2010	2009
Medicare	$2,068	$2,050	$2,100
Medicaid	802	740	677
Managed care	5,128	4,897	4,773
Indemnity, self-pay and other	958	954	917
Acute care hospitals other revenue	105	115	118
Other operations	310	236	200
Net operating revenues before provision for doubtful accounts	$9,371	$8,992	$8,785

Provision for Doubtful Accounts

Although outcomes vary, our policy is to attempt to collect amounts due from patients, including co-payments and deductibles due from patients with insurance, at the time of service while complying with all federal and state laws and regulations, including, but not limited to, the Emergency Medical Treatment and Active Labor Act (“EMTALA”). Generally, as required by EMTALA, patients may not be denied emergency treatment due to inability to pay. Therefore, services, including the legally required medical screening examination and stabilization of the patient, are performed without delaying to obtain insurance information. In non-emergency circumstances or for elective procedures and services, it is our policy to verify insurance prior to a patient being treated; however, there are various exceptions that can occur. Such exceptions can include, for example, instances where (1) we are unable to obtain verification because the patient’s insurance company was unable to be reached or contacted, (2) a determination is made that a patient may be eligible for benefits under various government programs, such as Medicaid or Victims of Crime, and it takes several days or weeks before qualification for such benefits is confirmed or denied, and (3) under physician orders we provide services to patients that require immediate treatment.

We provide for an allowance against accounts receivable that could become uncollectible by establishing an allowance to reduce the carrying value of such receivables to their estimated net realizable value. We estimate this allowance based on the aging of our accounts receivable by hospital, our historical collection experience by hospital and for each type of payer over an 18-month look-back period, and other relevant factors. A significant portion of our provision for doubtful accounts relates to self-pay patients, as well as co-payments and deductibles owed to us by patients with insurance. Payment pressure from managed care payers also affects our provision for doubtful accounts. We typically experience ongoing managed care payment delays and disputes; however, we continue to work with these payers to obtain adequate and timely reimbursement for our services. There are various factors that can impact collection trends, such as changes in the economy, which in turn have an impact on unemployment rates and the number of uninsured and underinsured patients, the volume of patients through our emergency departments, the increased burden of co-payments and deductibles to be made by patients with insurance, and business practices related to collection efforts. These factors continuously change and can have an impact on collection trends and our estimation process.

Electronic Health Record Incentives

Under certain provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”), federal incentive payments are available to hospitals, physicians and certain other professionals (“Providers”) when they adopt, implement or upgrade (“AIU”) certified electronic health record (“EHR”) technology or become “meaningful users,” as defined under ARRA, of EHR technology in ways that demonstrate improved quality, safety and effectiveness of care. Providers can become eligible for annual Medicare incentive payments by demonstrating meaningful use of EHR technology in each period over four periods. Medicaid providers can receive their initial incentive payment by satisfying AIU criteria, but must demonstrate meaningful use of EHR technology in subsequent years in order to qualify for additional payments. Hospitals may be eligible for both Medicare and Medicaid EHR incentive payments; however, physicians and other professionals may be eligible for either Medicare or Medicaid incentive payments, but not both. Hospitals that are meaningful users under the Medicare EHR incentive payment program are deemed meaningful users under the Medicaid EHR incentive payment program and do not need to meet additional criteria imposed by a state. Medicaid EHR incentive payments to Providers are 100% federally funded and administered by the states. The Centers for Medicare and Medicaid Services (“CMS”) established calendar year 2011 as the first year states could offer EHR incentive payments. Before a state may offer EHR incentive payments, the state must submit and CMS must approve the state’s incentive plan.

We recognize Medicaid EHR incentive payments in our consolidated statements of operations for the first payment year when: (1) CMS approves a state’s EHR incentive plan; and (2) our hospital or employed physician acquires certified EHR technology (i.e., when AIU criteria are met). Medicaid EHR incentive payments for subsequent payment years are recognized in the period during which the specified meaningful use criteria are met. We recognize Medicare EHR incentive payments when: (1) the specified meaningful use criteria are met; and (2) contingencies in estimating the amount of the incentive payments to be received are resolved. During the year ended December 31, 2011, certain of our hospitals and physicians satisfied the CMS AIU and/or meaningful use criteria. As a result, we recognized approximately $55 million of Medicaid EHR incentive payments as a reduction to expense in our Consolidated Statement of Operations for that period.

Cash Equivalents

We treat highly liquid investments with original maturities of three months or less as cash equivalents. Cash and cash equivalents were approximately $113 million and $405 million at December 31, 2011 and 2010, respectively. As of December 31, 2011 and, 2010, our book overdrafts were approximately $252 million and $243 million, respectively, which were classified as accounts payable.

At December 31, 2011 and 2010, approximately $92 million and $109 million, respectively, of total cash and cash equivalents in the accompanying Consolidated Balance Sheets were intended for the operations of our captive insurance subsidiaries. During the year ended December 31, 2011, we repatriated $21 million of excess cash from our foreign insurance subsidiary to our corporate domestic bank account.

Also at December 31, 2011 and 2010, we had $109 million and $91 million, respectively, of property and equipment purchases accrued for items received but not yet paid. Of these amounts, $104 million and $87 million, respectively, were included in accounts payable.

During the year ended December 31, 2011, we entered into non-cancellable capital leases of approximately $23 million, primarily for equipment.

Investments in Debt and Equity Securities

We classify investments in debt and equity securities as either available-for-sale, held-to-maturity or as part of a trading portfolio. At December 31, 2011 and 2010, we had no significant investments in securities classified as either held-to-maturity or trading. We carry securities classified as available-for-sale at fair value. We report their unrealized gains and losses, net of taxes, as accumulated other comprehensive income (loss) unless we determine that a loss is other-than-temporary, at which point we would record a loss in our consolidated statements of operations. We include realized gains or losses in our consolidated statements of operations based on the specific identification method.

Property and Equipment

Additions and improvements to property and equipment costing $500 or more with a useful life greater than one year are capitalized at cost. Expenditures for maintenance and repairs are charged to expense as incurred. We use the straight-line method of depreciation for buildings, building improvements and equipment. The estimated useful life for buildings and improvements is primarily 25 to 40 years and, for equipment, three to 15 years. We record capital leases at the beginning of the lease term as assets and liabilities. The value recorded is the lower of either the present value of the minimum lease payments or the fair value of the asset. Such assets, including improvements, are amortized over the shorter of either the lease term or their estimated useful life. Interest costs related to construction projects are capitalized. In the years ended December 31, 2011, 2010 and 2009, capitalized interest was $8 million, $4 million and $9 million, respectively.

We evaluate our long-lived assets for possible impairment annually or whenever events or changes in circumstances indicate that the carrying amount of the asset, or related group of assets, may not be recoverable from estimated future undiscounted cash flows. If the estimated future undiscounted cash flows are less than the carrying value of the assets, we calculate the amount of an impairment if the carrying value of the long-lived assets exceeds the fair value of the assets. The fair value of the assets is estimated based on appraisals, established market values of comparable assets or internal estimates of future net cash flows expected to result from the use and ultimate disposition of the asset. The estimates of these future cash flows are based on assumptions and projections we believe to be reasonable and supportable. They require our subjective judgments and take into account assumptions about revenue and expense growth rates. These assumptions may vary by type of facility and presume stable, improving or, in some cases, declining results at our hospitals, depending on their circumstances.

We report long-lived assets to be disposed of at the lower of their carrying amounts or fair values less costs to sell. In such circumstances, our estimates of fair value are based on appraisals, established market prices for comparable assets or internal estimates of future net cash flows.

Asset Retirement Obligations

We recognize the fair value of a liability for legal obligations associated with asset retirements, primarily related to asbestos abatement and costs associated with underground storage tanks, in the period in which it is incurred if a reasonable estimate of the fair value of the obligation can be made. When the liability is initially recorded, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost associated with the retirement obligation is depreciated over the useful life of the related asset. Upon settlement of the obligation, any difference between the cost to settle the asset retirement obligation and the liability recorded is recognized as a gain or loss in our consolidated statements of operations.

Goodwill and Other Intangible Assets

Goodwill represents the excess of costs over the fair value of assets of businesses acquired. Goodwill and other intangible assets acquired in purchase business combinations and determined to have indefinite useful lives are not amortized, but instead are subject to impairment tests performed at least annually. For goodwill, we perform the test at the reporting unit level when events occur that require an evaluation to be performed or at least annually. If we determine the carrying value of goodwill is impaired, or if the carrying value of a business that is to be sold or otherwise disposed of exceeds its fair value, we reduce the carrying value, including any allocated goodwill, to fair value. Estimates of fair value are based on appraisals, established market prices for comparative assets or internal estimates of future net cash flows and presume stable, improving or, in some cases, declining results at our hospitals, depending on their circumstances.

Other intangible assets primarily consist of capitalized software costs, which are amortized on a straight-line basis over the estimated useful life of the software, which ranges from three to 15 years. Also included in intangible assets are costs associated with the issuance of our long-term debt, which are primarily being amortized under the effective interest method based on the terms of the specific notes.

Accruals for General and Professional Liability Risks

We accrue for estimated professional and general liability claims, to the extent not covered by insurance, when they are probable and can be reasonably estimated. The accrual, which includes an estimate for incurred but not reported claims, is updated each quarter based on an actuarial calculation of projected payments using case-specific facts and circumstances and our historical loss reporting, development and settlement patterns and is discounted to its net present value using a risk-free discount rate (1.35% at December 31, 2011 and 2.71% at December 31, 2010). To the extent that subsequent claims information varies from our estimates, the liability is adjusted in the period such information becomes available. Malpractice liability expense is presented within other operating expenses in the accompanying Consolidated Statements of Operations.

Income Taxes

We account for income taxes using the asset and liability method. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Income tax receivables and liabilities and deferred tax assets and liabilities are recognized based on the amounts that more likely than not will be sustained upon ultimate settlement with taxing authorities.

Developing our provision for income taxes and analysis of uncertain tax positions items requires significant judgment and knowledge of federal and state income tax laws, regulations and strategies, including the determination of deferred tax assets and liabilities and, if necessary, any valuation allowances that may be required for deferred tax assets.

We assess the realization of our deferred tax assets to determine whether an income tax valuation allowance is required. Based on all available evidence, both positive and negative, and the weight of that evidence to the extent such evidence can be objectively verified, we determine whether it is more likely than not that all or a portion of the deferred tax assets will be realized. The main factors that we consider include:

·                  Cumulative profits/losses in recent years, adjusted for certain nonrecurring items;

·                  Income/losses expected in future years;

·                  Unsettled circumstances that, if unfavorably resolved, would adversely affect future operations and profit levels;

·                  The availability, or lack thereof, of taxable income in prior carryback periods that would limit realization of tax benefits; and

·                  The carryforward period associated with the deferred tax assets and liabilities.

We consider many factors when evaluating our uncertain tax positions, and such judgments are subject to periodic review. Tax benefits associated with uncertain tax positions are recognized in the period in which one of the following conditions is satisfied: (1) the more likely than not recognition threshold is satisfied; (2) the position is ultimately settled through negotiation or litigation; or (3) the statute of limitations for the taxing authority to examine and challenge the position has expired. Tax benefits associated with an uncertain tax position are derecognized in the period in which the more likely than not recognition threshold is no longer satisfied.

Segment Reporting

We operate acute care hospitals and related health care facilities. Our general hospitals generated 96.7%, 97.4% and 97.7% of our net operating revenues before provision for doubtful accounts in the years ended December 31, 2011, 2010 and 2009, respectively. Each of our operating regions reports directly to our president of hospital operations. Major decisions, including capital resource allocations, are made at the consolidated level, not at the regional, market or hospital level.

Historically, our business has consisted of one reportable segment, Hospital Operations. However, during the three months ended June 30, 2012, our Hospital Operations segment and our Conifer segment entered into formal agreements, effective January 1, 2012, pursuant to which it was agreed that services provided by both parties to each other would be billed based on estimated third-party pricing terms. As a result, we have presented Conifer as a separate reportable business segment for all periods presented. The factors for determining the reportable segments include the manner in which management evaluates operating performance combined with the nature of the individual business activities.

Costs Associated With Exit or Disposal Activities

We recognize costs associated with exit (including restructuring) or disposal activities when they are incurred and can be measured at fair value, rather than at the date of a commitment to an exit or disposal plan.

EQUITY	12 Months Ended
Dec. 31, 2011
EQUITY
EQUITY

NOTE 2. EQUITY

Mandatory Convertible Preferred Stock

In September 2009, we sold 345,000 shares of 7% mandatory convertible preferred stock for net proceeds of approximately $334 million. Each share of mandatory convertible preferred stock will automatically convert on October 1, 2012 into between 142.4501 and 170.9402 shares of our common stock, subject to anti-dilution adjustments, depending on the average of the closing prices per share of our common stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding the mandatory conversion date, subject to certain conditions. At any time prior to October 1, 2012, holders may elect to convert shares of the mandatory convertible preferred stock at the minimum conversion rate of 142.4501 shares of our common stock, subject to anti-dilution adjustments. If holders elect to convert shares of the mandatory convertible preferred stock during a specified period in connection with a make-whole event, as defined in the certificate of designation relating to the mandatory convertible preferred stock, the conversion rate will be adjusted under certain circumstances and holders will also be entitled to receive a make-whole amount in cash, common stock or a combination thereof as elected by us.

We accrued approximately $6 million, or $17.50 per share, for dividends on our 7% mandatory convertible preferred stock in each of the three months ended March 31, June 30, September 30, and December 31, 2011, and paid the dividends in April 2011, July 2011, October 2011, and January 2012, respectively. We accrued approximately $6 million, or $17.50 per share, for dividends on the mandatory convertible preferred stock in each of the three months ended March 31, June 30, September 30, and December 31, 2010, and paid the dividends in April 2010, July 2010, October 2010 and January 2011, respectively.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company resulting in a distribution of assets to the holders of any class or series of our capital stock, each holder of the mandatory convertible preferred stock will be entitled to receive the liquidation preference of $1,000 per share, plus an amount equal to accrued, accumulated and unpaid dividends.

Share Repurchase Program

On May 9, 2011, we announced that our board of directors had authorized the repurchase of up to $400 million of our common stock through a share repurchase program. Under the program, shares could be purchased in the open market or through privately negotiated transactions in a manner consistent with applicable securities laws and regulations, including pursuant to a Rule 10b5-1 plan maintained by the Company, at times and in amounts based on market conditions and other factors. The share repurchase program, which was scheduled to expire on May 9, 2012, was completed in January 2012. Pursuant to the program, we repurchased a total of 75,765,585 shares for approximately $374 million during the year ended December 31, 2011 as shown in the following table:

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Dollar Value of Shares That May Yet Be Purchased Under the Program
				(In Millions)
May 12, 2011 through May 31, 2011	4,582,299	$6.44	4,582,299	$370
June 1, 2011 through June 30, 2011	6,882,130	6.17	6,882,130	328
Three Months Ended June 30, 2011	11,464,429	6.28	11,464,429	328
July 1, 2011 through July 31, 2011	5,354,419	6.16	5,354,419	295
August 1, 2011 through August 31, 2011	11,326,556	5.02	11,326,556	238
September 1, 2011 through September 30, 2011	7,333,568	4.63	7,333,568	204
Three Months Ended September 30, 2011	24,014,543	5.15	24,014,543	204
October 1, 2011 through October 31, 2011	24,259,071	4.31	24,259,071	100
November 1, 2011 through November 30, 2011	0	0.00	0	100
December 1, 2011 through December 31, 2011	16,027,642	4.60	16,027,642	26
Three Months Ended December 31, 2011	40,286,713	4.42	40,286,713	$26
Total	75,765,585	$4.94	75,765,585

In January 2012, we paid approximately $26 million (or an average of $4.93 per share) to repurchase a total of 5,308,179 shares under the program. Repurchased shares are recorded based on settlement date and are held as treasury stock.

Rights Agreement

On September 12, 2011, the rights issued under our Section 382 Rights Agreement dated as of January 7, 2011 (the “Rights Agreement”) expired and are no longer outstanding. The Rights Agreement was adopted to diminish the risk of a potential loss of our ability to use our net operating loss carryforwards to reduce future federal income tax obligations as a result of an “ownership change,” as defined in Section 382 of the Internal Revenue Code.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

NOTE 3. ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

The principal components of accounts receivable are shown in the table below:

	December 31,
	2011	2010
Continuing operations:
Patient accounts receivable	$1,605	$1,433
Allowance for doubtful accounts	(382)	(329)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	62	32
Net cost report settlements payable and valuation allowances	(39)	(26)
	1,246	1,110
Discontinued operations:
Patient accounts receivable	46	55
Allowance for doubtful accounts	(15)	(23)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	2	2
Net cost report settlements receivable (payable) and valuation allowances	(1)	(1)
	32	33
Accounts receivable, net	$1,278	$1,143

Our self-pay collection rate, which is the blended collection rate for uninsured and balance-after insurance accounts receivable, was approximately 27.7% and 28.2% as of December 31, 2011 and 2010, respectively. These self-pay collection rates include payments made by patients, including co-payments and deductibles paid by patients with insurance, prior to an account being classified and assigned to our Conifer collection agency subsidiary. Our estimated collection rate from managed care payers was approximately 98.2% and 98.4% at December 31, 2011 and 2010, respectively, which includes collections from point-of-service through collections by our Conifer collection agency subsidiary.

Accounts that are pursued for collection through the regional business offices of Conifer are maintained on our hospitals’ books and reflected in patient accounts receivable with an allowance for doubtful accounts established to reduce the carrying value of such receivables to their estimated net realizable value. We estimate this allowance based on the aging of our accounts receivable by hospital, our historical collection experience by hospital and for each type of payer over an 18-month look-back period, and other relevant factors. As of December 31, 2011 and 2010, our allowance for doubtful accounts for self-pay was 76.5% and 76.2%, respectively, of our self-pay patient accounts receivable, including co-pays and deductibles owed by patients with insurance. As of December 31, 2011 and 2010, our allowance for doubtful accounts for managed care was 8.8% and 8.3%, respectively, of our managed care patient accounts receivable.

Accounts assigned to our Conifer collection agency subsidiary are written off and excluded from patient accounts receivable and allowance for doubtful accounts; however, an estimate of future recoveries from all accounts at our Conifer collection agency subsidiary is determined based on historical experience and recorded on our hospitals’ books as a component of accounts receivable in the accompanying Consolidated Balance Sheets.

The estimated costs (based on selected operating expenses, which include salaries, wages and benefits, supplies and other operating expenses) of caring for our self-pay patients for the years ended December 31, 2011, 2010 and 2009 were approximately $395 million, $368 million and $356 million, respectively. We also provide charity care to patients who are financially unable to pay for the health care services they receive. Most patients who qualify for charity care are charged a per-diem amount for services received, subject to a cap. Except for the per-diem amounts, our policy is not to pursue collection of amounts determined to qualify as charity care; therefore, we do not report these amounts in net operating revenues. Most states include an estimate of the cost of charity care in the determination of a hospital’s eligibility for Medicaid disproportionate share hospital (“DSH”) payments. Revenues attributable to DSH payments and other state-funded subsidy payments for the years ended December 31, 2011, 2010 and 2009 were approximately $255 million, $178 million and $167 million, respectively. These payments are intended to mitigate our cost of uncompensated care, as well as reduced Medicaid funding levels. Our estimated costs (based on the selected operating expenses described above) of caring for charity care patients for the years ended December 31, 2011, 2010 and 2009 were $117 million, $113 million and $112 million, respectively. Our method of measuring the estimated costs uses adjusted self-pay/charity patient days multiplied by selected operating expenses per adjusted patient day. The adjusted self-pay/charity patient days represents actual self-pay/charity patient days adjusted to include self-pay/charity outpatient services by multiplying actual self-pay/charity patient days by the sum of gross self-pay/charity inpatient revenues and gross self-pay/charity outpatient revenues and dividing the results by gross self-pay/charity inpatient revenues.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 4. DISCONTINUED OPERATIONS

As a result of entering into a definitive agreement to sell our interest in Creighton University Medical Center (“CUMC”), we reclassified CUMC into discontinued operations in the three months ended June 30, 2012, and we have classified the hospital’s results of operations as discontinued operations for all periods presented based on the guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 205, “Presentation of Financial Statements” (“ASC 205”).

In May 2012, we completed the sale of Diagnostic Imaging Services, Inc. (“DIS”) in Louisiana. As a result of the sale, DIS was reclassified into discontinued operations in the three months ended June 30, 2012, and we have classified DIS’ results of operations as discontinued operations for all periods presented based on the guidance in ASC 205.

We recorded a $6 million impairment charge in discontinued operations during the year ended December 31, 2011, for the write-down of goodwill related to our diagnostic imaging center business in Louisiana. Material adverse trends in our most recent estimates of future operating results of the centers, primarily due to our limited market presence, indicated that the carrying value of the goodwill exceeded its fair value. As a result, we reduced the carrying value of the goodwill to its fair value determined based on an appraisal.

Effective April 1, 2010, we completed the sale of certain of our owned assets at NorthShore Regional Medical Center (“NorthShore”), located in Slidell, Louisiana, for approximately $16 million of cash proceeds. At that time, we also terminated our operating lease agreement for the hospital. We recorded $1 million of net impairment and restructuring charges in discontinued operations during the year ended December 31, 2010, consisting of a $3 million write-down of land to expected sales proceeds related to a previously divested hospital, partially offset by $1 million in impairment credits to discontinued operations relating to an increase in the estimated fair values of NorthShore’s long-lived assets, less estimated costs to sell, and $1 million for a reduction in reserves recorded in previous periods.

We recorded $12 million of net impairment and restructuring charges in discontinued operations during the year ended December 31, 2009, consisting of $3 million for the write-down of long-lived assets to their estimated fair values, less estimated costs to sell, a $2 million charge for the write-down of goodwill related to NorthShore, and $7 million in employee severance, lease termination and other exit costs.

Net operating revenues and income (loss) before income taxes reported in discontinued operations are as follows:

	Years Ended December 31,
	2011	2010	2009
Net operating revenues	$216	$240	$419
Income (loss) before income taxes	(41)	10	(9)

Included in loss before income taxes from discontinued operations in the year ended December 31, 2011 is approximately $14 million of expense related to the settlement of two Hurricane Katrina-related class action lawsuits, which amount is net of approximately $10 million of expected recoveries from our reinsurance carriers in connection with the settlement. We had previously recorded a $5 million reserve for this matter as of December 31, 2010. Also included in loss before income taxes from discontinued operations in the year ended December 31, 2011 is approximately $17 million of expense recorded in litigation and investigation costs allocable to certain of our previously divested hospitals related to changes in the reserve estimate established in connection with a governmental review and an accrual for a hospital-related tort claim, each as further described in Note 15.

Should we dispose of additional hospitals or other assets in the future, we may incur additional asset impairment and restructuring charges in future periods.

IMPAIRMENT AND RESTRUCTURING CHARGES	12 Months Ended
Dec. 31, 2011
IMPAIRMENT AND RESTRUCTURING CHARGES
IMPAIRMENT AND RESTRUCTURING CHARGES

NOTE 5. IMPAIRMENT AND RESTRUCTURING CHARGES

We recognized impairment charges on long-lived assets in 2011, 2010 and 2009 because the fair values of those assets or groups of assets indicated that the carrying amount was not recoverable. The fair value estimates were derived from appraisals, established market values of comparable assets, or internal estimates of future net cash flows. These fair value estimates can change by material amounts in subsequent periods. Many factors and assumptions can impact the estimates, including the future financial results of the hospitals, how the hospitals are operated in the future, changes in health care industry trends and regulations, and the nature of the ultimate disposition of the assets. In certain cases, these fair value estimates assume the highest and best use of hospital assets in the future to a market place participant is other than as a hospital. In these cases, the estimates are based on the fair value of the real property and equipment if utilized other than as a hospital. The impairment recognized does not include the costs of closing the hospitals or other future operating costs, which could be substantial. Accordingly, the ultimate net cash realized from the hospitals, should we choose to sell them, could be significantly less than their impaired value.

Our impairment tests presume stable, improving or, in some cases, declining results in our hospitals, which are based on programs and initiatives being implemented that are designed to achieve the hospital’s most recent projections. If these projections are not met, or if in the future negative trends occur that impact our future outlook, impairments of long-lived assets and goodwill may occur, and we may incur additional restructuring charges, which could be material.

As of December 31, 2011, our continuing operations were structured as follows:

·                  Our California region included all of our hospitals in California;

·                  Our Central region included all of our hospitals in Missouri, Tennessee and Texas;

·                  Our Florida region included all of our hospitals in Florida; and

·                  Our Southern States region included all of our hospitals in Alabama, Georgia, North Carolina, Pennsylvania and South Carolina.

These regions are reporting units used to perform our goodwill impairment analysis and are one level below our operating segment level. Our hospitals in Pennsylvania, which were previously part of a separate market, became part of our Southern States region effective May 1, 2011. This change did not have any impact on our consolidated financial condition, results of operations or cash flows.

Year Ended December 31, 2011

During the year ended December 31, 2011, we recorded net impairment and restructuring charges of $20 million. This amount included a $6 million impairment charge for the write-down of buildings and equipment of one of our previously impaired hospitals to their estimated fair values, primarily due to a decline in the fair value of real estate in the market in which the hospital operates and a decline in the estimated fair value of equipment. Material adverse trends in our most recent estimates of future undiscounted cash flows of the hospital, consistent with our previous estimates in prior years when impairment charges were recorded at this hospital, indicated the carrying value of the hospital’s long-lived assets was not recoverable from the estimated future cash flows. We believe the most significant factors contributing to the continuing adverse financial trends include reductions in volumes of insured patients, shifts in payer mix from commercial to governmental payers combined with reductions in reimbursement rates from governmental payers, and high levels of uninsured patients. As a result, we updated the estimate of the fair value of the hospital’s long-lived assets and compared the fair value estimate to the carrying value of the hospital’s long-lived assets. Because the fair value estimate was lower than the carrying value of the hospital’s long-lived assets, an impairment charge was recorded for the difference in the amounts. Unless the anticipated future financial trends of this hospital improve to the extent that the estimated future undiscounted cash flows exceed the carrying value of the long-lived assets, this hospital is at risk of future impairments, particularly if we spend significant amounts of capital at the hospital without generating a corresponding increase in the hospital’s fair value or if the fair value of the hospital’s real estate or equipment continues to decline. The aggregate carrying value of assets held and used of the hospital for which an impairment charge was recorded was $20 million as of December 31, 2011 after recording the impairment charge. In addition, we also recorded impairment charges of $1 million in connection with the sale of seven medical office buildings in Texas, $1 million related to a cost basis investment, $7 million in employee severance costs, $3 million in lease termination costs, $1 million of acceleration of stock-based compensation costs and $1 million of other related costs.

Year Ended December 31, 2010

During the year ended December 31, 2010, we recorded net impairment and restructuring charges of $10 million. This amount included a $5 million net impairment charge for the write-down of buildings, equipment and other long-lived assets, primarily capitalized software costs classified in other intangible assets, of one of our previously impaired hospitals to their estimated fair values primarily due to a decline in the fair value of real estate in the market in which the hospital operates and a decline in the estimated fair value of equipment. The aggregate carrying value of assets held and used of the hospital for which an impairment charge was recorded was $25 million as of December 31, 2010 after recording the impairment charge. In addition, we recorded a $5 million net impairment charge in connection with the sale of nine medical office buildings in Florida and $2 million in employee severance and other related costs. These charges were partially offset by a $2 million credit related to the collection of a note receivable due from a buyer of one of our previously divested hospitals, which had been fully reserved in a prior year.

Year Ended December 31, 2009

During the year ended December 31, 2009, we recorded net impairment and restructuring charges of $27 million. This amount included a $7 million net impairment charge for the write-down of buildings, equipment and other long-lived assets, primarily capitalized software costs classified in other intangible assets, of one of our previously impaired hospitals to their estimated fair values, primarily due to a decline in the fair value of real estate in the market in which the hospital operates. We also recorded a $10 million net impairment charge for the write-down of land and buildings at the campus of one hospital that moved to a new, replacement campus during 2010. Our estimates of the future undiscounted cash flows from the use of the former campus for several months during 2010 and from estimated disposition proceeds were less than the carrying values of the land and buildings of the campus. We compared the estimated fair values to the carrying values and, because the fair value estimate was lower than the carrying values of the assets, an impairment charge was recorded for the difference in the amounts. The remaining net impairment and restructuring charges for the year ended December 31, 2009 include $4 million of employee severance and other related costs, a $3 million impairment charge for the write-down of a note receivable due from a buyer of one of our previously divested hospitals as a result of the buyer filing for bankruptcy, and a $3 million impairment charge for the write-down of other assets primarily related to an option to purchase certain real property near one of our hospitals that no longer had value due to the financial condition of the owner of the real property.

Accrued Restructuring Charges

The tables below are reconciliations of beginning and ending liability balances in connection with restructuring charges recorded during the years ended December 31, 2011, 2010 and 2009 in continuing and discontinued operations:

	Balances at Beginning of Period	Restructuring Charges, Net	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2011
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$4	$12	$(10)	$0	$6
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	6	1	(1)	(1)	5
	$10	$13	$(11)	$(1)	$11
Year Ended December 31, 2010
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$6	$2	$(4)	$0	$4
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	8	(1)	(1)	0	6
	$14	$1	$(5)	$0	$10

	Balances at Beginning of Period	Restructuring Charges, Net	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2009
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$12	$4	$(9)	$(1)	$6
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	15	7	(14)	0	8
	$27	$11	$(23)	$(1)	$14

The above liability balances at December 31, 2011 and 2010 are included in other current liabilities and other long-term liabilities in the accompanying Consolidated Balance Sheets. Cash payments to be applied against these accruals at December 31, 2011 are expected to be approximately $5 million in 2012 and $6 million thereafter. The column labeled “Other” above represents charges recorded in restructuring expense that are not recorded in the liability account, such as the acceleration of stock-based compensation expense related to severance agreements.

LONG-TERM DEBT AND LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT AND LEASE OBLIGATIONS
LONG-TERM DEBT AND LEASE OBLIGATIONS

NOTE 6. LONG-TERM DEBT AND LEASE OBLIGATIONS

The table below shows our long-term debt as of December 31, 2011 and December 31, 2010:

	December 31,
	2011	2010
Senior notes:
6 3/8%, due 2011	$0	$65
6 1/2%, due 2012	57	57
7 3/8%, due 2013	216	216
9 7/8%, due 2014	60	60
9 1/4%, due 2015	474	474
8%, due 2020	600	600
6 7/8%, due 2031	430	430
Senior secured notes:
9%, due 2015	1	714
6 1/4%, due 2018	900	0
10%, due 2018	714	714
8 7/8%, due 2019	925	925
Credit facility due 2016	80	0
Capital leases and mortgage notes	32	6
Unamortized note discounts	(129)	(197)
Total long-term debt	4,360	4,064
Less current portion	66	67
Long-term debt, net of current portion	$4,294	$3,997

Credit Agreement

We have a senior secured revolving credit facility, as amended November 29, 2011 (“Credit Agreement”), that provides, subject to borrowing availability, for revolving loans in an aggregate principal amount of up to $800 million, with a $300 million subfacility for standby letters of credit. The Credit Agreement has a scheduled maturity date of November 29, 2016, subject to our repayment or refinancing on or before December 3, 2014 of approximately $238 million of the aggregate outstanding principal amount of our 9 1/4% senior notes due 2015 (approximately $474 million of which was outstanding at December 31, 2011). If such repayment or refinancing does not occur, borrowings under the Credit Agreement will be due December 3, 2014. The revolving credit facility is collateralized by patient accounts receivable of all of our wholly owned acute care and specialty hospitals. In addition, borrowings under the Credit Agreement are guaranteed by our wholly owned hospital subsidiaries. Outstanding revolving loans accrue interest during a six-month initial period ending in May 2012 at the rate of either (i) a base rate plus a margin of 1.25% or (ii) the London Interbank Offered Rate (“LIBOR”) plus a margin of 2.25% per annum. Thereafter, outstanding revolving loans accrue interest at a base rate plus a margin ranging from 1.00% to 1.50% or LIBOR plus a margin ranging from 2.00% to 2.50% per annum based on available credit. An unused commitment fee will be payable on the undrawn portion of the revolving loans at a six-month initial rate ending in May 2012 of 0.438% per annum. Thereafter, the unused commitment fee will range from 0.375% to 0.500% per annum based on available credit. Our borrowing availability is based on a specified percentage of eligible accounts receivable, including self-pay accounts. At December 31, 2011, we had $80 million of cash borrowings outstanding under the revolving credit facility subject to an interest rate of 2.78%, and we had approximately $164 million of standby letters of credit outstanding. Based on our eligible receivables, approximately $527 million was available for borrowing under the revolving credit facility at December 31, 2011.

Senior Notes

In August 2010, we sold $600 million aggregate principal amount of 8% senior notes due 2020. The notes will mature on August 1, 2020. We pay interest on the 8% senior notes semi-annually in arrears on February 1 and August 1 of each year, which payments commenced on February 1, 2011.

Also in August 2010, we purchased approximately $782 million aggregate principal amount of our 7 3/8% senior notes due 2013 and $6 million aggregate principal amount of our 9 7/8% senior notes due 2014 for approximately $835 million, including approximately $4 million in accrued and unpaid interest through the dates of purchase. We purchased the senior notes with the net proceeds of approximately $585 million from our sale of new 8% senior notes due 2020 as described above and cash on hand. In connection with these purchases, we recorded a loss from early extinguishment of debt of approximately $52 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts, issuance costs and unrecognized interest rate hedge settlements associated with the notes.

In July 2010, we purchased $34 million aggregate principal amount of our 9 7/8% senior notes due 2014 and approximately $7 million aggregate principal amount of our 9 1/4% senior notes due 2015 for total cash of approximately $43 million, including less than $1 million in accrued and unpaid interest through the dates of purchase. In connection with these purchases, we recorded a loss from early extinguishment of debt of approximately $3 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts and issuance costs.

In June 2010, we purchased $2 million aggregate principal amount of our 7 3/8% senior notes due 2013 and $2 million aggregate principal amount of our 9 1/4% senior notes due 2015 for total cash of approximately $4 million. In March 2010, we purchased $6 million aggregate principal amount of our 9 1/4% senior notes due 2015 for cash of approximately $6 million. These transactions resulted in no gain or loss from early extinguishment of debt.

All of our senior notes are general unsecured senior debt obligations that rank equally in right of payment with all of our other unsecured senior indebtedness, but are effectively subordinated to our senior secured notes described below, the obligations of our subsidiaries and any obligations under our Credit Agreement to the extent of the collateral. We may redeem any series of our senior notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the notes redeemed, plus a make-whole premium specified in the applicable indenture, together with accrued and unpaid interest to the redemption date.

Senior Secured Notes

In November 2011, we sold $900 million aggregate principal amount of 6 1/4% senior secured notes due 2018. The notes will mature on November 1, 2018. We will pay interest on the 6 1/4% senior secured notes semi-annually in arrears on May 1 and November 1 of each year, with payments commencing on May 1, 2012. The notes rank equally with our 8 7/8% senior secured notes due 2019, our 9% senior secured notes due 2015 and our 10% senior secured notes due 2018, which we issued in the year ended December 31, 2009.

Also in November 2011, we purchased approximately $713 million aggregate principal amount of our 9% senior secured notes due 2015 for total cash of approximately $776 million, including approximately $4 million in accrued and unpaid interest through the dates of purchase. We purchased the senior secured notes with a portion of the proceeds from our sale of new 6 1/4% senior secured notes due 2018, as described above. In connection with the purchase, we recorded a loss from early extinguishment of debt of approximately $117 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts and issuance costs associated with the notes.

All of our senior secured notes are guaranteed by and secured by a first-priority pledge of the capital stock and other ownership interests of certain of our subsidiaries. All of our senior secured notes and the related subsidiary guarantees are our and the subsidiary guarantors’ senior secured obligations. Our senior secured notes rank senior to any subordinated indebtedness that we or such subsidiary guarantors may incur; they are effectively senior to our and such subsidiary guarantors’ existing and future unsecured indebtedness and other liabilities to the extent of the value of the collateral securing the notes and the subsidiary guarantees; they are effectively subordinated to our and such subsidiary guarantors’ obligations under our Credit Agreement to the extent of the value of the collateral securing borrowings thereunder; and they are structurally subordinated to all obligations of our non-guarantor subsidiaries.

The indentures setting forth the terms of our senior secured notes contain provisions governing our ability to redeem the notes and the terms by which we may do so. At our option, we may redeem our 6¼% senior secured notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the notes redeemed plus the make-whole premium set forth in the related indenture, together with accrued and unpaid interest thereon, if any, to the redemption date. At any time or from time to time prior to July 1, 2012 in the case of the 8 7/8% senior secured notes and May 1, 2012 in the case of the 9% and 10% senior secured notes, we, at our option, may redeem up to 35% of the aggregate principal amount of any of these series of senior secured notes with the net cash proceeds of one or more qualified equity offerings (as defined in the applicable indenture) at a redemption price equal to a specified percentage — 108.875% in the case of the 8 7/8% senior secured notes, 109% in the case of the 9% senior secured notes and 110% in the case of the 10% senior secured notes — of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption. In addition, we, at our option, may redeem our 8 7/8%, 9% and 10% senior secured notes, in whole or in part, or on or prior to July 1, 2014 in the case of the 8 7/8% senior secured notes, May 1, 2012 in the case of the 9% senior secured notes and May 1, 2014 in the case of the 10% senior secured notes, at a redemption price equal to 100% of the principal amount of the notes redeemed plus the applicable make-whole premium set forth in the applicable indenture, together with accrued and unpaid interest thereon, if any, to the redemption date. At any time or from time to time after July 1, 2014 in the case of the 8 7/8% senior secured notes, May 1, 2012 in the case of the 9% senior secured notes and May 1, 2014 in the case of the 10% senior secured notes, we, at our option, may redeem the notes, in whole or in part, at the redemption prices set forth in the applicable indenture, together with accrued and unpaid interest thereon, if any, to the redemption date.

In addition, we may be required to purchase for cash all or any part of each series of our senior secured notes upon the occurrence of a change of control (as defined in the applicable indentures) for a cash purchase price of 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest.

Covenants

Our Credit Agreement contains customary covenants for an asset-backed facility, including a minimum fixed charge coverage ratio to be met when the available credit under the revolving credit facility falls below $80 million, as well as limits on debt, asset sales and prepayments of senior debt. The Credit Agreement also includes a provision, which we believe is customary in receivables-backed credit facilities, that gives our banks the right to require that proceeds of collections of substantially all of our consolidated accounts receivable be applied directly to repay outstanding loans and other amounts that are due and payable under the Credit Agreement at any time that unused borrowing availability under the revolving credit facility is less than $100 million or if an event of default has occurred and is continuing thereunder. In that event, we would seek to re-borrow under the Credit Agreement to satisfy our operating cash requirements. Our ability to borrow under the Credit Agreement is subject to conditions that we believe are customary in revolving credit facilities, including that no events of default then exist.

The indentures governing our senior notes contain covenants and conditions that have, among other requirements, limitations on (1) liens on principal properties and (2) sale and lease-back transactions with respect to principal properties. A principal property is defined in the indentures as a hospital that has an asset value on our books in excess of 5% of our consolidated net tangible assets, as defined. The above limitations do not apply, however, to (1) debt that is not secured by principal properties or (2) debt that is secured by principal properties if the aggregate of such secured debt does not exceed 15% of our consolidated net tangible assets, as further described in the indentures. The indentures also prohibit the consolidation, merger or sale of all or substantially all assets unless no event of default would result after giving effect to such transaction.

The indentures governing our senior secured notes contain covenants that, among other things, restrict our ability and the ability of our subsidiaries to incur liens, consummate asset sales, enter into sale and lease-back transactions or consolidate, merge or sell all or substantially all of our or their assets, other than in certain transactions between one or more of our wholly owned subsidiaries. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on our ability or the ability of our subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities). In addition, the indentures governing our senior secured notes contain a covenant that neither we nor any of our subsidiaries will incur secured debt, unless at the time of and after giving effect to the incurrence of such debt, the aggregate amount of all such secured debt (including the aggregate principal amount of senior secured notes outstanding at such time) does not exceed the greater of (i) $3.2 billion or (ii) the amount that would cause the secured debt ratio (as defined in the indentures) to exceed 4.0 to 1.0; provided that the aggregate amount of all such debt secured by a lien on par to the lien securing the senior secured notes may not exceed the greater of (a) $2.6 billion or (b) the amount that would cause the secured debt ratio to exceed 3.0 to 1.0.

Interest Rate Swap and LIBOR Cap Agreements

We were party to an interest rate swap agreement for an aggregate notional amount of $600 million from February 14, 2011 through August 2, 2011. The interest rate swap agreement was designated as a fair value hedge and was being used to manage our exposure to future changes in interest rates. It had the effect of converting our 10% senior secured notes due 2018 from a fixed interest rate paid semi-annually to a variable interest rate paid semi-annually based on the six-month LIBOR plus a floating rate spread of 6.60%. During the term of the interest rate swap agreement, changes in the fair value of the interest rate swap agreement and changes in the fair value of the 10% senior secured notes, which we expected to substantially offset each other, were recorded in interest expense. During the year ended December 31, 2011, our interest rate swap agreement generated approximately $8 million of cash interest savings and a $22 million gain on the settlement of the agreement.

In the year ended December 31, 2009, we entered into a LIBOR cap agreement to mitigate risks associated with potential significant increases in the one-month LIBOR relative to an interest rate swap agreement that we entered into in May 2009 and terminated in November 2009. The fair value of the LIBOR cap agreement included in investments and other assets in the accompanying Consolidated Balance Sheets totaled less than $1 million at December 31, 2011 and 2010. During the years ended December 31, 2011 and 2010, mark-to-market adjustments of the LIBOR cap agreement of less than $1 million and approximately $3 million, respectively, were included in interest expense in the accompanying Consolidated Statements of Operations. In addition, see Note 18 for the disclosure of the fair value of the LIBOR cap agreement.

Future Maturities

Future long-term debt maturities and minimum operating lease payments as of December 31, 2011 are as follows:

		Years Ending December 31,					Later
	Total	2012	2013	2014	2015	2016	Years
Long-term debt, including capital lease obligations	$4,489	$66	$226	$67	$476	$82	$3,572
Long-term non-cancelable operating leases	$416	$109	$99	$59	$40	$30	$79

Rental expense under operating leases, including short-term leases, was $143 million, $134 million and $141 million in the years ended December 31, 2011, 2010 and 2009, respectively. Included in rental expense for these periods was sublease income of $8 million, $12 million and $17 million, respectively, which was recorded as a reduction to rental expense.

GUARANTEES	12 Months Ended
Dec. 31, 2011
GUARANTEES
GUARANTEES

NOTE 7. GUARANTEES

Consistent with our policy on physician relocation and recruitment, we provide income guarantee agreements to certain physicians who agree to relocate to fill a community need in the service area of one of our hospitals and commit to remain in practice in the area for a specified period of time. Under such agreements, we are required to make payments to the physicians in excess of the amounts they earn in their practices up to the amount of the income guarantee. The income guarantee periods are typically 12 months. If a physician does not fulfill his or her commitment period to the community, which is typically three years subsequent to the guarantee period, we seek recovery of the income guarantee payments from the physician on a prorated basis. We also provide revenue collection guarantees to hospital-based physician groups providing certain services at our hospitals with terms generally ranging from one to three years.

At December 31, 2011, the maximum potential amount of future payments under our income and revenue collection guarantees was $145 million. We had a liability of $106 million recorded for the fair value of these guarantees included in other current liabilities at December 31, 2011.

We have also guaranteed minimum rent revenue to certain landlords who built medical office buildings on or near our hospital campuses. The maximum potential amount of future payments under these guarantees at December 31, 2011 was $6 million. We had a liability of $4 million recorded for the fair value of these guarantees, of which $1 million was included in other current liabilities and $3 million was included in other long-term liabilities, at December 31, 2011.

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

NOTE 8. EMPLOYEE BENEFIT PLANS

Share-Based Compensation Plans

We currently grant stock-based awards to our directors and key employees pursuant to our 2008 Stock Incentive Plan, which was approved by our shareholders at their 2008 annual meeting. At December 31, 2011, approximately 21 million shares of common stock were available under our 2008 Stock Incentive Plan for future stock option grants and other incentive awards, including restricted stock units. Options have an exercise price equal to the fair market value of the shares on the date of grant and generally expire 10 years from the date of grant. A restricted stock unit is a contractual right to receive one share of our common stock or the equivalent value in cash in the future. Options and restricted stock units typically vest one-third on each of the first three anniversary dates of the grant; however, from time to time, we grant performance-based options and restricted stock units that vest subject to the achievement of specified performance goals within a specified timeframe.

Our income from continuing operations for the years ended December 31, 2011, 2010 and 2009 includes $25 million, $22 million and $23 million, respectively, of pretax compensation costs related to our stock-based compensation arrangements ($15 million, $14 million and $14 million, respectively, after-tax, excluding the impact of the deferred tax valuation allowance). The table below shows the stock option and restricted stock unit grants and other awards that comprise the $25 million of stock-based compensation expense recorded in salaries, wages and benefits in the year ended December 31, 2011. Compensation cost is measured by the fair value of the awards on their grant dates and is recognized over the requisite service period of the awards, whether or not the awards had any intrinsic value during the period.

Grant Date	Awards	Exercise Price Per Share	Fair Value Per Share at Grant Date		Stock-Based Compensation Expense for Year Ended December 31, 2011
	(In Thousands)				(In Millions)
Stock Options:
February 25, 2010	960	$5.03	$2.89		$1
February 26, 2009	11,191	1.14	0.71		3
February 26, 2009	7,985	1.14	0.61		1
March 6, 2008	2,563	4.94	2.43		1
Restricted Stock Units:
November 4, 2011	268		4.86	(1)	1
February 23, 2011	3,864		6.90		7
February 25, 2010	4,327		5.03		7
March 6, 2008	2,657		4.94		2
Other grants					2
					$25

(1)     End of month fair market value was used for this grant to calculate compensation expense.

Prior to our shareholders approving the 2008 Stock Incentive Plan, we granted stock-based awards to our directors and employees pursuant to other plans. Stock options remain outstanding under those other plans, but no additional stock-based awards will be granted under them.

Pursuant to the terms of our stock-based compensation plans, awards granted under the plans vest and may be exercised as determined by the compensation committee of our board of directors. In the event of a change in control, the compensation committee may, at its sole discretion without obtaining shareholder approval, accelerate the vesting or performance periods of the awards.

Stock Options

The following table summarizes stock option activity during the years ended December 31, 2011, 2010 and 2009:

	Options	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value	Weighted Average Remaining Life
			(In Millions)
Outstanding as of December 31, 2008	31,905,426	18.48
Granted	22,146,180	1.17
Exercised	0
Forfeited/Expired	(5,734,351)	18.21
Outstanding as of December 31, 2009	48,317,255	10.58
Granted	964,008	5.03
Exercised	(2,081,978)	1.21
Forfeited/Expired	(4,043,736)	20.62
Outstanding as of December 31, 2010	43,155,549	9.97
Granted	0
Exercised	(2,516,084)	1.31
Forfeited/Expired	(6,645,893)	32.23
Outstanding as of December 31, 2011	33,993,572	$6.26	$65	5.3 years
Vested and expected to vest at December 31, 2011	33,925,303	$6.27	$65	5.3 years
Exercisable as of December 31, 2011	26,798,092	$7.53	$39	4.8 years

There were 2,516,084 stock options exercised during the year ended December 31, 2011 with a $14 million aggregate intrinsic value, and 2,081,978 stock options exercised in 2010 with a $9 million aggregate intrinsic value.

As of December 31, 2011, there were $2 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 0.6 years.

In the year ended December 31, 2011, there were no stock options granted. In the year ended December 31, 2010, we granted an aggregate of 964,008 stock options under our 2008 Stock Incentive Plan to certain of our senior officers. Half of these stock options are subject to time-vesting and the remainder were granted subject to performance-based vesting. Because all conditions were met, the performance-based stock options will vest and be settled ratably over a three-year period from the date of the grant.

The weighted average estimated fair value of stock options we granted in the year ended December 31, 2010 was $2.89 per share for our top 11 employees. We did not grant stock options to any other employees in the year ended December 31, 2010. These fair values were calculated based on each grant date using a binomial lattice model with the following assumptions:

Year Ended December 31, 2010
Top Eleven Employees
Expected volatility	53%
Expected dividend yield	0%
Expected life	7 years
Expected forfeiture rate	2%
Risk-free interest rate	3.29%
Early exercise threshold	75% gain
Early exercise rate	20% per year

The expected volatility used in the binomial lattice model incorporated historical and implied share-price volatility and was based on an analysis of historical prices of our stock and open-market exchanged options. The expected volatility reflects the historical volatility for a duration consistent with the contractual life of the options, and the volatility implied by the trading of options to purchase our stock on open-market exchanges. The historical share-price volatility excludes the movements in our stock price during the period October 1, 2002 through December 31, 2002 due to unique events occurring during that time, which caused extreme volatility in our stock price. The expected life of options granted is derived from the output of the binomial lattice model and represents the period of time that the options are expected to be outstanding. This model incorporates an early exercise assumption in the event of a significant increase in stock price. The risk-free interest rates are based on zero-coupon U.S. Treasury yields in effect at the date of grant consistent with the expected exercise timeframes.

The following table summarizes information about our outstanding stock options at December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
$0.00 to $1.149	15,912,326	7.2 years	$1.14	9,473,119	$1.14
$1.15 to $10.639	10,968,023	5.0 years	7.25	10,211,750	7.45
$10.64 to $13.959	2,870,801	2.2 years	12.11	2,870,801	12.11
$13.96 to $17.589	3,594,422	1.1 years	17.09	3,594,422	17.09
$17.59 to $28.759	612,000	0.8 years	28.16	612,000	28.16
$28.76 and over	36,000	0.6 years	45.14	36,000	45.14
	33,993,572	5.3 years	$6.26	26,798,092	$7.53

As of December 31, 2011, approximately 73.5% of our outstanding options were held by current employees and approximately 26.5% were held by former employees. Approximately 56.5% of our outstanding options were in-the-money, that is, they had an exercise price less than the $5.13 market price of our common stock on December 31, 2011, and approximately 43.5% were out-of-the-money, that is, they had an exercise price of more than $5.13 as shown in the table below:

	In-the-Money Options		Out-of-the-Money Options		All Options
	Outstanding	% of Total	Outstanding	% of Total	Outstanding	% of Total
Current employees	20,128,972	99.6%	8,241,207	39.7%	28,370,179	73.5%
Former employees	59,334	0.4%	5,564,059	60.3%	5,623,393	26.5%
Totals	20,188,306	100.0%	13,805,266	100.0%	33,993,572	100.0%
% of all outstanding options	56.5%		43.5%		100.0%

Restricted Stock Units

The following table summarizes restricted stock unit activity during the years ended December 31, 2011, 2010 and 2009:

	Restricted Stock Units	Weighted Average Grant Date Fair Value Per Unit
Unvested as of December 31, 2008	8,670,318	$6.04
Granted	542,324	2.35
Vested	(4,069,831)	5.84
Forfeited	(336,370)	5.59
Unvested as of December 31, 2009	4,806,441	5.82
Granted	5,139,299	5.03
Vested	(2,500,853)	5.70
Forfeited	(1,123,617)	6.26
Unvested as of December 31, 2010	6,321,270	5.14
Granted	4,553,399	6.76
Vested	(2,889,882)	4.98
Forfeited	(275,561)	5.93
Unvested as of December 31, 2011	7,709,226	$6.13

In the year ended December 31, 2011, we granted 3,529,448 restricted stock units subject to time-vesting. In addition, we granted 755,436 performance-based restricted stock units to certain of our senior officers. Because all conditions were met, the performance-based restricted stock units will vest and be settled ratably over a three-year period from the date of the grant. In the year ended December 31, 2011, we also granted 268,515 restricted stock units to our directors, which vested immediately on the grant date and may be settled in cash, shares of our common stock or a combination of cash and stock. The fair value of restricted stock units granted to directors will be adjusted based on our share price at the end of each calendar quarter. Annual grants of restricted stock units to our directors settle on the earlier of the third anniversary of the date of the grant or termination of board service, unless settlement has been deferred by the director. Initial grants of restricted stock units to newly appointed directors are settled only upon termination of board service.

In the year ended December 31, 2010, we granted 4,081,030 restricted stock units subject to time-vesting. In addition, we granted 832,030 performance-based restricted stock units to certain of our senior officers. Because all conditions were met, the performance-based restricted stock units will vest and be settled ratably over a three-year period from the date of the grant. In the year ended December 31, 2010, we also granted 226,239 restricted stock units to our directors, which vested immediately on the grant date and may be settled, as described above, in cash, shares of our common stock or a combination of cash and stock.

As of December 31, 2011 and 2010, there were $29 million and $19 million, respectively, of total unrecognized compensation costs related to restricted stock units. These costs are expected to be recognized over a weighted average period of 2.1 years.

Employee Stock Purchase Plan

We have an employee stock purchase plan under which we are currently authorized to issue up to 20,250,000 shares of common stock to our eligible employees. As of December 31, 2011, there were approximately 2,651,815 shares available for issuance under our employee stock purchase plan. Under the terms of the plan, eligible employees may elect to have between 1% and 10% of their base earnings withheld each quarter to purchase shares of our common stock. Shares are purchased at a price equal to 95% of the closing price on the last day of the quarter. The plan requires a one-year holding period for all shares issued. The holding period does not apply upon termination of employment. Under the plan, no individual may purchase, in any year, shares with a fair market value in excess of $25,000. The plan is currently not considered to be compensatory.

We sold the following numbers of shares under our employee stock purchase plan in the years ended December 31, 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Number of shares	749,637	771,319	1,715,591
Weighted average price	$5.36	$4.93	$1.34

Employee Retirement Plans

Substantially all of our employees, upon qualification, are eligible to participate in a defined contribution 401(k) plan. Under the plan, employees may contribute 1% to 75% of their eligible compensation, and we match such contributions annually up to a maximum percentage for participants actively employed as of December 31. As of January 1, 2009, the employer match was made discretionary, employees must work 1,000 hours or more during the plan year to be eligible to receive any match and the matching percentage was reduced from 3% to 1.5%. However, based on our improved profitability in 2009, we recorded, in the three months ended December 31, 2009, discretionary contribution expense of $16 million for contributions to the 401(k) plan accounts of employees who were not eligible for incentive compensation awards. Plan expenses, primarily related to our contributions to the plan, were approximately $32 million, $26 million and $43 million for the years ended December 31, 2011, 2010 and 2009, respectively. Such amounts are reflected in salaries, wages and benefits in the accompanying Consolidated Statements of Operations.

We maintain one active and two frozen non-qualified defined benefit pension plans (“SERPs”) that provide supplemental retirement benefits to certain of our current and former executives. The plans are not funded, and plan obligations are paid from our working capital. Pension benefits are generally based on years of service and compensation. The following tables summarize the balance sheet impact, as well as the benefit obligations, funded status and rate assumptions associated with the SERPs based on actuarial valuations prepared as of December 31, 2011 and 2010:

	December 31,
	2011	2010
Reconciliation of funded status of plans and the amounts included in the Consolidated Balance Sheets:
Projected benefit obligations(1)
Beginning obligations	$(268)	$(249)
Service cost	(2)	(2)
Interest cost	(14)	(14)
Actuarial loss	(19)	(21)
Benefits paid	18	18
Ending obligations	(285)	(268)
Fair value of plans’ assets	0	0
Funded status of plans	$(285)	$(268)
Amounts recognized in the Consolidated Balance Sheets consist of:
Other current liability	$(20)	$(19)
Other long-term liability	(265)	(249)
Accumulated other comprehensive loss	65	49
	$(220)	$(219)
Assumptions:
Discount rate	5.00%	5.50%
Compensation increase rate	3.00%	3.00%
Measurement date	December 31, 2011	December 31, 2010

(1)         The accumulated benefit obligation at December 31, 2011 and 2010 was approximately $280 million and $265 million, respectively.

The components of net periodic benefit costs and related assumptions are as follows:

	Years Ended December 31,
	2011	2010	2009

Service costs	$2	$2	$1
Interest costs	14	14	14
Amortization of prior-year service costs	0	0	3
Amortization of net actuarial loss	3	1	1
Net periodic benefit cost	$19	$17	$19
Assumptions:
Discount rate	5.50%	5.75%	5.75%
Long-term rate of return on assets	n/a	n/a	n/a
Compensation increase rate	3.00%	3.00%	4.00%
Measurement date	January 1, 2011	January 1, 2010	January 1, 2009
Census date	January 1, 2011	January 1, 2010	January 1, 2009

Net periodic benefit costs for the current year are based on assumptions determined at the valuation date of the prior year.

We recorded loss adjustments of $16 million, $20 million and $3 million in other comprehensive income (loss) in the three months ended December 31, 2011, 2010 and 2009, respectively, to recognize changes in the funded status of our SERPs. Changes in the funded status are recorded as a direct increase or decrease to shareholders’ equity through accumulated other comprehensive loss. Net actuarial losses of $19 million, $21 million and $7 million during the years ended December 31, 2011, 2010 and 2009, respectively, and the amortization of net prior service costs of less than $1 million for the years ended December 31, 2011 and 2010 and approximately $3 million for the year ended December 31, 2009 were recognized in other comprehensive income (loss). Cumulative net actuarial losses of $65 million, $49 million and $29 million as of December 31, 2011, 2010 and 2009, respectively, and unrecognized prior service costs of less than $1 million as of all of the years ended December 31, 2011, 2010 and 2009, have not yet been recognized as components of net periodic benefit costs. During the year ending December 31, 2012, no net prior service costs are expected to be recognized as components of net periodic benefit costs.

The following table presents our estimated future benefit payments for the next five years and in the aggregate for the five years thereafter:

		Years Ending December 31,
	Total	2012	2013	2014	2015	2016	Five Years Thereafter
SERP benefit payments	$200	$20	$20	$20	$20	$20	$100

The SERP obligations of $285 million at December 31, 2011 are classified in the accompanying Consolidated Balance Sheet as an other current liability ($20 million) and an other noncurrent liability ($265 million) based on an estimate of the expected payment patterns.

OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER CURRENT ASSETS
OTHER CURRENT ASSETS

NOTE 9. OTHER CURRENT ASSETS

The principal components of other current assets are shown in the table below:

	December 31,
	2011	2010
Prepaid expenses	$73	$70
Physician receivables and relocation agreements	58	62
Physician and group coverage guarantees	104	70
Disproportionate share hospital revenue receivables	27	33
Vendor and other nonpatient receivables	47	22
Grant receivable related to medical residency program	2	2
Electronic health record incentives receivable	13	0
Supplemental California Medi-Cal payment receivable	16	0
Sublease receivables	2	2
Other, net	36	28
Other current assets	$378	$289

Of the total amounts in other current assets, $38 million and $17 million was past due more than 90 days as of December 31, 2011 and 2010, respectively, primarily related to disproportionate share hospital revenue receivables and vendor and other nonpatient receivables.

PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

NOTE 10. PROPERTY AND EQUIPMENT

The principal components of property and equipment are shown in the table below:

	December 31,
	2011	2010
Land	$350	$352
Buildings and improvements	4,102	3,984
Construction in progress	236	205
Equipment	3,048	2,863
	7,736	7,404
Accumulated depreciation and amortization	(3,386)	(3,100)
Net property and equipment	$4,350	$4,304

Property and equipment is stated at cost, less accumulated depreciation and amortization and impairment write-downs related to assets held and used. At December 31, 2011 and 2010, we had $109 million and $91 million, respectively, of property and equipment purchases accrued for items received but not yet paid. Of these amounts, $104 million and $87 million, respectively, were included in accounts payable.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 11. GOODWILL AND OTHER INTANGIBLE ASSETS

The following table provides information on changes in the carrying amount of goodwill, which is included in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010:

	2011	2010
As of January 1:
Goodwill	$3,076	$3,031
Accumulated impairment losses	(2,424)	(2,424)
Total	652	607
Goodwill acquired during the year	90	45
Impairment of goodwill	(6)	0
Total	$736	$652

As of December 31:
Goodwill	$3,166	$3,076
Accumulated impairment losses	(2,430)	(2,424)
Total	$736	$652

The following table provides information regarding other intangible assets, which are included in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010:

	Gross Carrying Amount	Accumulated Amortization	Net Book Value
As of December 31, 2011:
Capitalized software costs	$756	$(344)	$412
Long-term debt issuance costs	88	(15)	73
Other	5	(1)	4
Total	$849	$(360)	$489
As of December 31, 2010:
Capitalized software costs	$658	$(288)	$370
Long-term debt issuance costs	84	(14)	70
Other	2	0	2
Total	$744	$(302)	$442

Estimated future amortization of intangibles with finite useful lives as of December 31, 2011 is as follows:

		Years Ending December 31,					Later
	Total	2012	2013	2014	2015	2016	Years
Amortization of intangible assets	$489	$69	$63	$59	$52	$51	$195

INVESTMENTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2011
INVESTMENTS AND OTHER ASSETS
INVESTMENTS AND OTHER ASSETS

NOTE 12. INVESTMENTS AND OTHER ASSETS

The principal components of investments and other assets in our accompanying Consolidated Balance Sheets are as follows:

	December 31,
	2011	2010
Marketable debt securities	$22	$26
Equity investments in unconsolidated health care entities(1)	23	27
Total investments	45	53
Cash surrender value of life insurance policies	18	18
Long-term deposits	47	49
Land held for expansion, long-term receivables and other assets	46	44
Investments and other assets	$156	$164

(1)         Equity earnings of unconsolidated affiliates are included in net operating revenues in the accompanying Consolidated Statements of Operations and were $8 million and $5 million in the years ended December 31, 2011 and 2010, respectively.

Our policy is to classify investments that may be needed for cash requirements as “available-for-sale.” In doing so, the carrying values of the shares and debt instruments are adjusted at the end of each accounting period to their market values through a credit or charge to other comprehensive income (loss), net of taxes. At both December 31, 2011 and 2010, there were less than $1 million of accumulated unrealized gains on these investments.

ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
ACCUMULATED OTHER COMPREHENSIVE LOSS

NOTE 13. ACCUMULATED OTHER COMPREHENSIVE LOSS

Our accumulated other comprehensive loss is comprised of the following:

	December 31,
	2011	2010
Unamortized realized losses from interest rate lock derivatives	$(1)	$(1)
Adjustments for supplemental executive retirement plans	(51)	(42)
Accumulated other comprehensive loss	$(52)	$(43)

There was a tax effect allocated to the adjustments for supplemental executive retirement plans for the years ended December 31, 2011 and 2010 of $7 and $8 million, respectively.

PROPERTY AND PROFESSIONAL AND GENERAL LIABILITY INSURANCE	12 Months Ended
Dec. 31, 2011
PROPERTY AND PROFESSIONAL AND GENERAL LIABILITY INSURANCE
PROPERTY AND PROFESSIONAL AND GENERAL LIABILITY INSURANCE

NOTE 14. PROPERTY AND PROFESSIONAL AND GENERAL LIABILITY INSURANCE

Property Insurance

We have property, business interruption and related insurance coverage to mitigate the financial impact of catastrophic events or perils that is subject to deductible provisions based on the terms of the policies. These policies are on an occurrence basis. For the policy periods April 1, 2011 through March 31, 2012, April 1, 2010 through March 31, 2011 and April 1, 2009 through March 31, 2010, we have coverage totaling $600 million per occurrence, after deductibles and exclusions, with annual aggregate sub-limits of $100 million each for floods and earthquakes and a per-occurrence sub-limit of $100 million for windstorms with no annual aggregate. With respect to fires and other perils, excluding floods, earthquakes and windstorms, the total $600 million limit of coverage per occurrence applies. Deductibles are 5% of insured values up to a maximum of $25 million for floods, California earthquakes and wind-related claims, and 2% of insured values for New Madrid fault earthquakes, with a maximum per claim deductible of $25 million. Other covered losses, including fires and other perils, have a minimum deductible of $1 million.

Professional and General Liability Insurance

At December 31, 2011 and 2010, the aggregate current and long-term professional and general liability reserves in our accompanying Consolidated Balance Sheets were approximately $412 million and $467 million, respectively. These reserves include the reserves recorded by our captive insurance subsidiaries and our self-insured retention reserves recorded based on actuarial estimates for the portion of our professional and general liability risks, including incurred but not reported claims, for which we do not have insurance coverage. We estimated the reserves for losses and related expenses using expected loss-reporting patterns discounted to their present value under a risk-free rate approach using a Federal Reserve seven-year maturity rate of 1.35%, 2.71% and 2.69% at December 31, 2011, 2010 and 2009, respectively.

Self-insured retentions are determined for each claim period based on the following insurance policies in effect:

·                  Policy period June 1, 2011 through May 31, 2012—Our hospitals generally have a self-insurance retention of $5 million per occurrence for all claims incurred. Our captive insurance company, The Healthcare Insurance Corporation (“THINC”), retains $10 million per occurrence coverage above our hospitals’ $5 million self-insurance retention level. The next $10 million of claims in excess of these aggregate self-insurance retentions of $15 million per occurrence are 65% reinsured by THINC with independent reinsurance companies, with THINC retaining 35% or a maximum of $3.5 million. Claims in excess of $25 million are covered by our excess professional and general liability insurance policies with major independent insurance companies, on a claims-made basis, subject to an aggregate limit of $175 million.

·                  Policy period June 1, 2010 through May 31, 2011—Our hospitals generally have a self-insurance retention of $5 million per occurrence for all claims incurred. THINC retains $10 million per occurrence coverage above our hospitals’ $5 million self-insurance retention level. The next $10 million of claims in excess of these aggregate self-insurance retentions of $15 million per occurrence are 55% reinsured by THINC with independent reinsurance companies, with THINC retaining 45% or a maximum of $4.5 million. Claims in excess of $25 million are covered by our excess professional and general liability insurance policies with major independent insurance companies, on a claims-made basis, subject to an aggregate limit of $175 million.

·                  Policy period June 1, 2009 through May 31, 2010—Our hospitals generally have a self-insurance retention of $5 million per occurrence for all claims incurred. THINC retains $10 million per occurrence above our hospitals’ $5 million self-insurance retention level. The next $10 million of claims in excess of these aggregate self-insurance retentions of $15 million per occurrence are 65% reinsured by THINC with independent reinsurance companies, with THINC retaining 35% or a maximum of $3.5 million. Claims in excess of $25 million are covered by our excess professional and general liability insurance policies with major independent insurance companies, on a claims-made basis, subject to an aggregate limit of $175 million, with Tenet retaining 20% of the initial $50 million layer in excess of $25 million per claim or a maximum of $10 million.

·                  Policy period June 1, 2008 through May 31, 2009—Our hospitals generally have a self-insurance retention of $5 million per occurrence for all claims incurred. THINC retains $10 million per occurrence above our hospitals’ $5 million self-insurance retention level. Claims in excess of these aggregate self-insurance retentions of $15 million per occurrence are substantially reinsured up to $25 million, with THINC retaining 30% of the next $10 million for each claim that exceeds $15 million or a maximum of $3 million. Claims in excess of $25 million are covered by our excess professional and general liability insurance policies with major independent insurance companies, on a claims-made basis, subject to an aggregate limit of $275 million.

If the aggregate limit of any of our professional and general liability policies is exhausted, in whole or in part, it could deplete or reduce the limits available to pay any other material claims applicable to that policy period.

Included in other operating expenses, net, in the accompanying Consolidated Statements of Operations is malpractice expense of $108 million, $56 million and $88 million for the years ended December 31, 2011, 2010 and 2009, respectively.

CLAIMS AND LAWSUITS	12 Months Ended
Dec. 31, 2011
CLAIMS AND LAWSUITS
CLAIMS AND LAWSUITS

NOTE 15. CLAIMS AND LAWSUITS

We operate in a highly regulated and litigious industry. As a result, various lawsuits, claims, and legal and regulatory proceedings have been and can be expected to continue to be instituted or asserted against us. The resolution of any of these matters could have a material adverse effect on our results of operations, financial condition or cash flows in a given period.

In accordance with ASC 450, “Contingencies,” and related guidance, we record accruals for estimated losses relating to claims and lawsuits when available information indicates that a loss is probable and the amount of the loss, or range of loss, can be reasonably estimated. Where a loss on a material matter is reasonably possible and estimable, we disclose an estimate of the loss or a range of loss. In cases where we have not disclosed an estimate, we have concluded that the loss is either not reasonably possible or the loss, or a range of loss, is not reasonably estimable, based on available information.

1.                                      Governmental Reviews—Health care companies are subject to numerous investigations by various governmental agencies. Further, private parties have the right to bring qui tam or “whistleblower” lawsuits against companies that submit false claims for payments to, or improperly retain overpayments from, the government and, in some states, private payers. Certain of our individual facilities have received inquiries from government agencies, and our facilities may receive such inquiries in future periods.

The following is an update of material pending governmental reviews, all of which have been previously reported.

·                  Inpatient Rehabilitation Facilities Review. In October 2007, we notified the Office of Inspector General (“OIG”) of the U.S. Department of Health and Human Services that we had completed a preliminary review of admissions to our inpatient rehabilitation unit at South Fulton Medical Center that suggested further review was necessary to determine whether the hospital had received Medicare overpayments reportable under our now-expired corporate integrity agreement (“CIA”). In February 2009, the U.S. Department of Justice (“DOJ”), which is participating in this matter with the OIG, requested additional information regarding, among other things, the basis for our submission of this matter to the OIG. The government’s review expanded to include all of our active and divested inpatient hospitals and units for the period May 15, 2005 through December 31, 2007.

In October 2010 and January 2011, we met with the DOJ to discuss an examination of this matter originally presented to the DOJ in March 2010. Beginning in April 2011, the DOJ initiated a series of informal, non-binding and exploratory discussions with us about a potential non-judicial resolution of this matter. On December 16, 2011, the parties reached an agreement in principle on potential settlement terms, including a potential settlement amount, all of which remains subject to final approval within the DOJ. Although the parties have not executed a formal settlement agreement (which remains under negotiation), and although the agreement in principle requires formal approval by the DOJ, we believe that it is probable that a settlement will be reached; accordingly, we increased our reserve by approximately $23 million (approximately $12 million of which related to continuing operations and approximately $11 million of which related to discontinued operations) in the three months ended December 31, 2011 to reflect our current estimate of our probable liability for this matter.

·                  Kyphoplasty Review. The DOJ, in coordination with the OIG, has contacted a number of hospitals requesting information regarding their billing practices for kyphoplasty procedures. Kyphoplasty is a surgical procedure used to treat pain and related conditions associated with certain vertebrae injuries. As of December 31, 2011, seven of our hospitals had received information requests from the DOJ regarding these procedures. The government requested the information in connection with its review of the appropriateness of Medicare patients receiving kyphoplasty procedures on an inpatient as opposed to an outpatient basis.

·                  Review of Florida Medical Center’s Partial Hospitalization Program. In February 2009, the fiscal intermediary for our Florida Medical Center began a probe review of the group billing practices of that facility’s partial hospitalization program, a psychiatric treatment program that had the capacity to treat 15 patients on an outpatient basis. We also examined the records reviewed by the fiscal intermediary and independently determined that patients had multiple outpatient admissions with lengths of stay longer than expected for this type of program. As a result of our review of this matter, we closed the program and, pursuant to the CIA, notified the OIG about our findings in June 2009. Our subsequent submission of this matter into the OIG’s voluntary self-disclosure protocol was accepted. The review of this matter is ongoing, but the parties are engaged in informal, non-binding and exploratory discussions about a potential non-judicial resolution of this matter.

·                  Review of ICD Implantation Procedures. In March 2010, the DOJ issued a civil investigative demand (“CID”) pursuant to the federal False Claims Act to one of our hospitals. The CID requested information regarding Medicare claims submitted by our hospital in connection with the implantation of implantable cardioverter defibrillators (“ICDs”) during the period 2002 to the date of the letter. The government is seeking this information to determine if ICD implantation procedures were performed in accordance with Medicare coverage requirements. The DOJ has since notified us that it also intends to review records and documents from 32 of our other hospitals in addition to the hospital that originally received the CID. We understand that the DOJ has submitted similar requests to other hospital companies as well.

Our analysis of several of these matters is still ongoing, and we are unable to predict with any certainty the progress or final outcome of any discussions with government agencies at this time. However, based on currently available information, as of December 31, 2011, we have recorded reserves of approximately $50 million in the aggregate with respect to the foregoing governmental proceedings. Changes in the reserves may be required in the future as additional information becomes available. We cannot predict the ultimate resolution of any governmental review, and the final amounts paid in settlement or otherwise, if any, could differ materially from our currently recorded reserves.

2.                                      Class Action Lawsuits Resulting from Hurricane Katrina—In March 2011, we agreed to settle two previously reported class action lawsuits relating to alleged injuries suffered by persons at Memorial Medical Center, one of our former New Orleans area hospitals, following Hurricane Katrina for a $25 million cash payment, which was fully reserved at March 31, 2011. The court approved the final settlement agreement at a fairness hearing held in October 2011.

In January 2012, we reached an agreement in principle to settle for approximately $12 million a similar purported class action lawsuit filed on behalf of persons allegedly injured following Hurricane Katrina at Lindy Boggs Medical Center (another one of our former New Orleans area hospitals). The settlement, which will be covered in full by our excess insurance carrier, will be apportioned among the eligible class members who file a proof of claim once the Civil District Court for the Parish of Orleans certifies the class in that case — which is captioned Dunn, et al. v. Tenet Mid-City Medical, L.L.C. (formerly d/b/a Lindy Boggs Medical Center), et al. We anticipate the parties will execute a final settlement agreement by early March 2012 and will submit it to the court for preliminary approval shortly thereafter. Following the court’s preliminary approval, the settlement will be subject to a fairness hearing with class members and final review by the court.

In addition, we are defendants in 17 individual Hurricane Katrina-related lawsuits filed in the Civil District Court for the Parish of Orleans. As of December 31, 2011, trial dates had not been set in these individual cases. In general, the plaintiffs allege that the hospitals were negligent in failing to properly prepare for Hurricane Katrina by, among other things, failing to evacuate patients ahead of the storm and failing to have properly configured emergency generator systems. The plaintiffs seek unspecified damages for the alleged wrongful death of some patients, aggravation of pre-existing illnesses or injuries to other patients, and additional claims. Although we are unable to predict the ultimate resolution of the pending lawsuits, we do not believe the outcome of these matters, either individually or collectively, will have a material adverse effect on our business, financial condition, results of operations or cash flows.

3.                                      Hospital-Related Tort Claim—On November 16, 2011, following a trial in the Superior Court in Los Angeles County, California, a jury awarded the plaintiff in the matter of Rosenberg v. Encino-Tarzana Regional Medical Center and Tenet Healthcare Corporation compensatory damages in the amount of approximately $2.4 million. In her complaint, the plaintiff alleged that she was assaulted in April 2006 by a hospital employee while a patient at Tarzana Regional Medical Center (a hospital we have since divested). On November 17, 2011, the jury awarded the plaintiff a $65 million verdict against our former hospital for punitive damages. We intend to vigorously contest the verdicts in this case.

Based on available information, and after taking into account the verdicts of the jury (which we intend to appeal), management determined in the three months ended December 31, 2011 that a loss with respect to this matter is probable and, as a result, recorded a reserve of approximately $6 million in discontinued operations. For purposes of computing the reserve, management estimated that the probable range of loss would be between approximately $6 million and $25 million (including approximately $1 million in attorneys’ fees) based on our expectation, after analysis of relevant case law, that a California court would apply U.S. Supreme Court opinions that generally limit, as a matter of constitutional law, the amount of a punitive award to be no more than a multiple of nine times the compensatory award and, in the case of a substantial compensatory award, to be no more than a multiple of one times that award. At this time, management has concluded that no amount within this range is any more likely than any other; therefore, in accordance with ASC 450, the accrual was recorded at the low end of the estimated range.

4.                                      Ordinary Course Matters—As previously reported, we are defendants in two coordinated lawsuits in Los Angeles Superior Court alleging that our hospitals violated certain provisions of California’s labor laws and applicable wage and hour regulations. The cases are: McDonough, et al. v. Tenet Healthcare Corporation (which was filed June 2003) and Tien, et al. v. Tenet Healthcare Corporation (which was filed in May 2004). The plaintiffs seek back pay, statutory penalties, interest and attorneys’ fees. The plaintiffs’ requests for class certification were denied in the lower court, and the appellate court affirmed the lower court’s ruling. The California Supreme Court granted the plaintiffs’ petition for review of the lower court’s ruling, but has deferred further action in the matter pending its decision in a similar case, which is expected in April 2012. Based on available information, we believe at this time that the ultimate resolution of the coordinated lawsuits will not have a material adverse effect on our business, financial condition, results of operations or cash flows.

In addition to the matters described above, our hospitals are subject to investigations, claims and legal proceedings in the ordinary course of our business. Most of these matters involve allegations of medical malpractice or other injuries suffered at our hospitals. We are also party in the normal course of business to regulatory proceedings and private litigation concerning the terms of our union agreements and the application of various federal and state labor laws, rules and regulations governing, among other things, a variety of workplace wage and hour issues. Furthermore, our hospitals are routinely subject to sales and use tax audits and personal property tax audits by the state and local government jurisdictions in which they do business. The results of the audits are frequently disputed, and such disputes are ordinarily resolved by administrative appeals or litigation. It is management’s opinion that the ultimate resolution of these ordinary course investigations, claims and legal proceedings will not have a material adverse effect on our business, financial condition, results of operations or cash flows.

New claims or inquiries may be initiated against us from time to time. These matters could (1) require us to pay substantial damages or amounts in judgments or settlements, which individually or in the aggregate could exceed amounts, if any, that may be recovered under our insurance policies where coverage applies and is available, (2) cause us to incur substantial expenses, (3) require significant time and attention from our management, and (4) cause us to close or sell hospitals or otherwise modify the way we conduct business.

The table below presents reconciliations of the beginning and ending liability balances in connection with legal settlements and related costs recorded during the years ended December 31, 2011, 2010 and 2009:

	Balances at Beginning of Period	Litigation and Investigation Costs	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2011
Continuing operations	$30	$55	$(36)	$0	$49
Discontinued operations	0	17	0	0	17
	$30	$72	$(36)	$0	$66
Year Ended December 31, 2010
Continuing operations	$95	$12	$(78)	$1	$30
Discontinued operations	0	0	0	0	0
	$95	$12	$(78)	$1	$30
Year Ended December 31, 2009
Continuing operations	$240	$31	$(181)	$5	$95
Discontinued operations	0	0	0	0	0
	$240	$31	$(181)	$5	$95

For the years ended December 31, 2011, 2010 and 2009, we recorded net costs of $72 million, $12 million and $31 million, respectively, in connection with significant legal proceedings and investigations. The 2011 costs primarily relate to costs associated with our evaluation of an unsolicited acquisition proposal received in November 2010 (which was subsequently withdrawn), changes in reserve estimates established in connection with certain governmental reviews described above, accruals for a physician privileges case and certain hospital-related tort claims, the settlement of a union arbitration claim, and costs to defend the Company in various matters. The 2010 costs primarily relate to costs to defend the Company in various matters and changes in reserve estimates established in connection with certain governmental reviews described above, as well as costs associated with our evaluation of the unsolicited acquisition proposal received in November 2010. The 2009 costs primarily relate to reserves established in connection with certain governmental reviews described above. The 2009 costs also include amounts paid to indemnify a former officer of the Company in a matter to which the Company was not a party and costs to defend the Company in various matters. The 2009 payments primarily relate to a wage and hour settlement and payments related to our 2006 civil settlement with the federal government. The amounts for 2010 and 2009 in the column entitled “Other” above relate to the reclassification of previously recorded reserves associated with certain of the matters described above to the accrued legal settlement costs caption in the accompanying Consolidated Balance Sheets.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 16. INCOME TAXES

The provision for income taxes for continuing operations for the years ended December 31, 2011, 2010 and 2009 consists of the following:

	Years Ended December 31,
	2011	2010	2009
Current tax expense (benefit):
Federal	$0	$6	$(53)
State	(6)	0	11
	(6)	6	(42)
Deferred tax expense (benefit):
Federal	62	(929)	17
State	5	(54)	2
	67	(983)	19
	$61	$(977)	$(23)

A reconciliation between the amount of reported income tax expense (benefit) and the amount computed by multiplying income (loss) from continuing operations before income taxes by the statutory federal income tax rate is shown below:

	Years Ended December 31,
	2011	2010	2009
Tax expense at statutory federal rate of 35%	$57	$55	$67
State income taxes, net of federal income tax benefit	10	10	10
Tax attributable to noncontrolling interests	(4)	(3)	(3)
Other changes in valuation allowance	(2)	(1,054)	(110)
Change in tax contingency reserves, including interest	(12)	16	(24)
Termination of company-owned life insurance policies	0	0	37
Prior-year provision to return adjustment and other changes in deferred taxes, net of valuation allowance	7	(3)	(1)
Other items	5	2	1
	$61	$(977)	$(23)

Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The following table discloses those significant components of our deferred tax assets and liabilities, including any valuation allowance:

	December 31, 2011		December 31, 2010
	Assets	Liabilities	Assets	Liabilities
Depreciation and fixed-asset differences	$0	$418	$0	$469
Reserves related to discontinued operations and restructuring charges	5	0	4	0
Receivables (doubtful accounts and adjustments)	178	0	153	0
Deferred gain on debt exchanges	0	53	0	53
Accruals for retained insurance risks	197	0	217	0
Intangible assets	0	115	0	103
Other long-term liabilities	53	0	52	0
Benefit plans	190	0	185	0
Other accrued liabilities	31	0	14	0
Investments and other assets	5	0	4	0
Net operating loss carryforwards	695	0	842	0
Stock-based compensation	44	0	83	0
Other items	41	0	46	0
	1,439	586	1,600	625
Valuation allowance	(61)	0	(66)	0
	$1,378	$586	$1,534	$625

Below is a reconciliation of the deferred tax assets and liabilities and the corresponding amounts reported in the accompanying Consolidated Balance Sheets.

	December 31,
	2011	2010
Current portion of deferred income taxes	$418	$282
Deferred income taxes, net of current portion	374	627
Noncurrent deferred income tax liability	0	0
Net deferred tax asset (liability)	$792	$909

The provision for income taxes in the year ended December 31, 2010 included an income tax benefit of $998 million in continuing operations related to a decrease in the valuation allowance for our deferred tax assets and other tax adjustments. The net decrease in the valuation allowance during the year ended December 31, 2010 is primarily attributable to the estimated realization of deferred tax assets resulting from the utilization of net operating loss carryforwards against projected future years’ taxable income. After considering all available evidence, both positive (including cumulative profits, carryforward periods for utilization of federal net operating loss carryovers and other factors) and negative (including cumulative losses in past years and other factors), we concluded that the valuation allowance against our deferred tax assets should be reduced by approximately $1.06 billion. The remaining $66 million balance in the valuation allowance as of December 31, 2010 was primarily attributable to certain state net operating loss carryovers and federal tax credits that, more likely than not, will expire unutilized. Based on the improvement of our operating results in 2009 and 2010 and our assessment of projected future results of operations, we determined that realization of the deferred income tax benefit was more likely than not. As a result, our judgment about the need for this valuation allowance changed and the reduction in the valuation allowance was recorded as a benefit in the provision for income taxes.

Effective January 1, 2007, we adopted ASC 740-10-25, which prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The table below summarizes the total changes in unrecognized tax benefits during the years ended December 31, 2011, 2010 and 2009. The additions and reductions for tax positions include the impact of items for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductions. Such amounts include unrecognized tax benefits that have impacted deferred tax assets and liabilities at December 31, 2011, 2010 and 2009.

	Continuing Operations	Discontinued Operations	Total
Balance at December 31, 2008	$61	$17	$78
Additions for prior-year tax positions	0	0	0
Reductions for tax positions of prior years	(16)	(4)	(20)
Additions for current-year tax positions	2	0	2
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(11)	(1)	(12)
Reductions due to a lapse of statute of limitations	(2)	0	(2)
Balance at December 31, 2009	34	12	46
Additions for prior-year tax positions	12	0	12
Reductions for tax positions of prior years	(12)	(11)	(23)
Additions for current-year tax positions	1	0	1
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	0	0	0
Reductions due to a lapse of statute of limitations	(1)	0	(1)
Balance at December 31, 2010	34	1	35
Additions for prior-year tax positions	15	0	15
Reductions for tax positions of prior years	(2)	0	(2)
Additions for current-year tax positions	3	0	3
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(12)	0	(12)
Reductions due to a lapse of statute of limitations	(4)	0	(4)
Balance at December 31, 2011	$34	$1	$35

The total amounts of unrecognized tax benefits as of December 31, 2009 and 2010 were $46 million and $35 million, respectively, of which $46 million and $23 million, if recognized, would affect our effective tax rate and income tax expense (benefit) from continuing and discontinued operations. Income tax expense in the year ended December 31, 2011 includes a benefit of $21 million ($2 million related to continuing operations and $19 million related to discontinued operations) attributable to a reduction in our estimated liabilities for uncertain tax positions, net of related deferred tax effects. The total amount of unrecognized tax benefits as of December 31, 2011 was $35 million, which, if recognized, would impact our effective tax rate and income tax expense (benefit) from continuing and discontinued operations. Income tax expense in the year ended December 31, 2010 includes a benefit of $58 million ($45 million related to continuing operations and $13 million related to discontinued operations) attributable to a reduction in our estimated liabilities for uncertain tax positions, net of related deferred tax effects, primarily as a result of audit settlements and the expiration of statutes of limitation.

Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense in our consolidated statements of operations. Approximately $1 million of interest and penalties related to accrued liabilities for uncertain tax positions ($1 million of income related to continuing operations and $2 million of expense related to discontinued operations) are included in the accompanying Consolidated Statement of Operations for the year ended December 31, 2011. Total accrued interest and penalties on unrecognized tax benefits as of December 31, 2011 were $9 million ($10 million related to continuing operations and $(1) million related to discontinued operations).

The Internal Revenue Service (“IRS”) has completed the audits of our tax returns for all tax years ending on or before December 31, 2007. All disputed issues with respect to these audits have been resolved and all related tax assessments (including interest) have been paid. Tax returns for years ended after December 31, 2007 are not currently under examination by the IRS. During 2011, the resolution of tax and interest computations by the IRS resulted in a net refund of tax and interest of $18 million with respect to the tax years ended May 31, 1998 through December 31, 2003, and payment of $15 million of tax and interest with respect to the tax years ended December 31, 2006 and 2007.

As of December 31 2011, approximately $9 million of unrecognized federal and state tax benefits, as well as reserves for interest and penalties, may decrease in the next 12 months as a result of the settlement of audits, the filing of amended tax returns or the expiration of statutes of limitations.

At December 31, 2011, our carryforwards available to offset future taxable income consisted of (1) federal net operating loss (“NOL”) carryforwards of approximately $1.7 billion pretax expiring in 2024 to 2030, (2) approximately $20 million in alternative minimum tax credits with no expiration, (3) general business credit carryforwards of approximately $14 million expiring in 2023 through 2031, and (4) state NOL carryforwards of $3.3 billion expiring in 2012 through 2031 for which the associated deferred tax benefit, net of valuation allowance and federal tax impact, is $32 million. Our ability to utilize NOL carryforwards to reduce future taxable income may be limited under Section 382 of the Internal Revenue Code if certain ownership changes in our company occur during a rolling three-year period. These ownership changes include the offering of stock by us, the purchase or sale of our stock by 5% shareholders, as defined in the Treasury regulations, or the issuance or exercise of rights to acquire our stock. If such ownership changes by 5% shareholders result in aggregate increases that exceed 50 percentage points during the three-year period, then Section 382 imposes an annual limitation on the amount of our taxable income that may be offset by the NOL carryforwards.

EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE

NOTE 17. EARNINGS PER COMMON SHARE

The table below is a reconciliation of the numerators and denominators of our basic and diluted earnings (loss) per common share calculations for income from continuing operations for the years ended December 31, 2011, 2010 and 2009. Income is expressed in millions and weighted average shares are expressed in thousands.

	Income (Numerator)	Weighted Average Shares (Denominator)	Per-Share Amount
Year Ended December 31, 2011
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$68	468,726	$0.14
Effect of dilutive stock options and restricted stock units	0	16,455	0.00
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$68	485,181	$0.14

	Income (Numerator)	Weighted Average Shares (Denominator)	Per-Share Amount
Year Ended December 31, 2010
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$1,101	484,321	$2.27
Effect of dilutive stock options, restricted stock units and mandatory convertible preferred stock	24	76,310	(0.26)
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$1,125	560,631	$2.01
Year Ended December 31, 2009
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$201	480,240	$0.42
Effect of dilutive stock options, restricted stock units and mandatory convertible preferred stock	6	27,037	(0.01)
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$207	507,277	$0.41

Stock options (in thousands) whose exercise price exceeded the average market price of our common stock and, therefore, were not included in the computation of diluted shares for the years ended December 31, 2011, 2010 and 2009 were 13,685, 20,171 and 26,843 shares, respectively.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 18. FAIR VALUE MEASUREMENTS

Our financial assets and liabilities recorded at fair value on a recurring basis primarily relate to investments in available-for-sale securities held by our captive insurance subsidiaries and our derivative contracts. The following tables present information about our assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011 and 2010. The following tables also indicate the fair value hierarchy of the valuation techniques we utilized to determine such fair values. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. We consider a security that trades at least weekly to have an active market. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments:
Investments in Reserve Yield Plus Fund	$2	$0	$2	$0
Marketable debt securities – noncurrent	22	6	15	1
	$24	$6	$17	$1
Derivative Contracts (see Note 6):
LIBOR cap agreement asset	$0	$0	$0	$0

	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments:
Investments in Reserve Yield Plus Fund	$1	$0	$1	$0
Marketable debt securities – noncurrent	26	8	17	1
	$27	$8	$18	$1
Derivative Contracts (see Note 6):
LIBOR cap agreement asset	$0	$0	$0	$0

There was no change in the fair value of our auction rate securities valued using significant unobservable inputs during the years ended December 31, 2011 or 2010.

At December 31, 2011, one of our captive insurance subsidiaries held $1 million of preferred stock and other securities that were distributed from auction rate securities whose auctions have failed due to sell orders exceeding buy orders. We were not required to record an other-than-temporary impairment of these securities during the years ended December 31, 2011 or 2010.

Our non-financial assets and liabilities not permitted or required to be measured at fair value on a recurring basis typically relate to long-lived assets held and used, long-lived assets held for sale and goodwill. We are required to provide additional disclosures about fair value measurements as part of our financial statements for each major category of assets and liabilities measured at fair value on a non-recurring basis. The following table presents this information as of December 31, 2011 and 2010, and indicates the fair value hierarchy of the valuation techniques we utilized to determine such fair values. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities, which generally are not applicable to non-financial assets and liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as definitive sales agreements, appraisals or established market values of comparable assets. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability and include situations where there is little, if any, market activity for the asset or liability, such as internal estimates of future cash flows.

	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Long-lived assets held and used	$20	$0	$20	$0
Goodwill	$0	$0	$0	$0

	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Long-lived assets held and used	$25	$0	$25	$0

As described in Notes 4 and 5, we recorded $12 million in impairment charges in continuing operations in the year ended December 31, 2011 consisting of (i) $6 million for the write-down of buildings and equipment of one of our previously impaired hospitals to their estimated fair values of $20 million primarily due to a decline in the fair value of real estate in the market in which the hospital operates and a decline in the estimated fair value of equipment and (ii) $6 million for the write-off of goodwill associated with our diagnostic imaging center business in Louisiana to its implied fair value of $0.

We recorded a $5 million impairment charge in continuing operations in the year ended December 31, 2010 for the write-down of buildings, equipment and other long-lived assets, primarily capitalized software costs classified in other intangible assets, of one of our previously impaired hospitals to their estimated fair values of $25 million primarily due to a decline in the fair value of real estate in the market in which the hospital operates and a decline in the estimated fair value of equipment.

The fair value of our long-term debt is based on quoted market prices. At December 31, 2011 and 2010, the estimated fair value of our long-term debt was approximately 104.9% and 106.3%, respectively, of the carrying value of the debt.

ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS
ACQUISITIONS

NOTE 19. ACQUISITIONS

During the year ended December 31, 2011, we acquired 15 outpatient centers — four diagnostic imaging centers, a majority interest in one other diagnostic imaging center, three oncology centers, an urgent care center, a majority interest in five ambulatory surgery centers, and a majority interest in one other ambulatory surgery center in which we previously held a minority interest. In 2011, we also acquired 26 physician practice entities. The fair value of the consideration conveyed in the acquisitions (the “purchase price”) was $84 million.

During the year ended December 31, 2010, we acquired various outpatient centers in California, Florida, Missouri, New Mexico, South Carolina, Tennessee and Texas. The aggregate purchase price of these acquisitions was $65 million.

We are required to allocate the purchase prices of the acquired businesses to assets acquired, liabilities assumed and, if applicable, noncontrolling interests based on their fair values. The excess of the purchase price allocation over those fair values is recorded as goodwill. We are in process of finalizing the purchase price allocations, including valuations of the acquired property and equipment, for substantially all of the centers acquired during the year ended December 31, 2011; therefore, the purchase price allocations for those centers are subject to adjustment once the valuations are completed. During the year ended December 31, 2011, we finalized the purchase price allocations for the various centers acquired in 2010, which resulted in an increase in goodwill of $4 million with a corresponding reduction in property and equipment.

Purchase price allocations for the acquisitions made during the years ended December 31, 2011 and 2010 are as follows:

	Years Ended December 31,
	2011	2010
Current assets	$8	$0
Property and equipment	34	20
Other intangible assets	2	0
Goodwill	86	45
Current liabilities	(7)	0
Long-term liabilities	(8)	0
Redeemable noncontrolling interests in equity of consolidated subsidiaries	(16)	0
Noncontrolling interests	(15)	0
Net cash paid	$84	$65

The goodwill generated from these transactions, which we anticipate will be fully deductible for income tax purposes, can be attributed to the benefits that we expect to realize from operating efficiencies and increased reimbursement. Approximately $4 million and $3 million in transaction costs related to prospective and closed acquisitions were expensed during the years ended December 31, 2011 and 2010, respectively.

SALE OF INVESTMENT	12 Months Ended
Dec. 31, 2011
SALE OF INVESTMENT
SALE OF INVESTMENT

NOTE 20. SALE OF INVESTMENT

During the year ended December 31, 2009, we recorded a gain on sale of investment of approximately $15 million in continuing operations related to the sale of our 50% membership interest in Peoples Health Network, the company that administered the operations of Tenet Choices, Inc., our wholly owned Medicare Advantage HMO insurance subsidiary in Louisiana.

RECENT ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2011
RECENT ACCOUNTING STANDARDS
RECENT ACCOUNTING STANDARDS

NOTE 21. RECENT ACCOUNTING STANDARDS

Changes in Accounting Principle

Effective January 1, 2011, we adopted ASU 2010-24, “Health Care Entities (Topic 954): Presentation of Insurance Claims and Related Insurance Recoveries,” which clarifies that a health care entity should not net insurance recoveries against a related claim liability. The adoption had no impact on our financial condition, results of operations or cash flows.

Effective January 1, 2011, we adopted ASU 2010-23, “Health Care Entities (Topic 954): Measuring Charity Care for Disclosure,” which prescribes a specific measurement basis of charity care for disclosure. The adoption had no impact on our financial condition, results of operations or cash flows.

Effective December 31, 2011, we adopted ASU 2011-07, “Health Care Entities (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities,” which requires health care entities to present the provision for doubtful accounts relating to patient service revenue as a deduction from patient service revenue in the statement of operations rather than as an operating expense. Additional disclosures relating to sources of patient revenue and the allowance for doubtful accounts related to patient accounts receivable are also required. Such additional disclosures are included in Notes 1 and 3. The adoption of this ASU had no impact on our financial condition, results of operations or cash flows.

Recently Issued Accounting Standards

In April 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” The guidance provided in this ASU is effective for fiscal years beginning after December 15, 2011. The adoption of this standard by us in 2012 is not expected to have any impact on our financial condition, results of operations or cash flows.

In May 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income,” which requires that all nonowner changes in shareholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present the components of other comprehensive income and the total of comprehensive income. The guidance provided in this ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this standard by us in 2012 is not expected to have any impact on our financial condition, results of operations or cash flows.

The FASB issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” in December 2011, which supersedes certain pending paragraphs in ASU 2011-05, to effectively defer only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The deferral of the amendments will be temporary to allow the FASB time to redeliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private and non-profit entities. The guidance provided in this ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this standard by us in 2012 is not expected to have any impact on our financial condition, results of operations or cash flows.

In September 2011, the FASB issued ASU 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment,” which permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The guidance provided in this ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this standard by us in 2012 is not expected to have any impact on our financial condition, results of operations or cash flows.

Also in September 2011, the FASB issued ASU 2011-09, “Compensation—Retirement Benefits—Multiemployer Plans (Subtopic 715-80): Disclosures about an Employer’s Participation in a Multiemployer Plan,” which requires that employers provide additional separate disclosures for multiemployer pension plans and multiemployer other postretirement benefit plans. The guidance provided in this ASU was effective for us beginning in the annual reporting period ended December 31, 2011. The adoption of this standard did not have any impact on our financial condition, results of operations or cash flows.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

NOTE 22. SEGMENT INFORMATION

Historically, our business has consisted of one reportable segment, Hospital Operations. However, during the three months ended June 30, 2012, our Hospital Operations segment and our Conifer segment entered into formal agreements, effective January 1, 2012, pursuant to which it was agreed that services provided by both parties to each other would be billed based on estimated third-party pricing terms. As a result, we have presented Conifer as a separate reportable business segment for all periods presented. The factors for determining the reportable segments include the manner in which management evaluates operating performance combined with the nature of the individual business activities.

Our core business is Hospital Operations, which is focused on providing acute care treatment, including inpatient care, intensive care, cardiac care, radiology services, emergency medical treatment and outpatient services. At December 31, 2011, our subsidiaries operated 49 hospitals in continuing operations, including three academic medical centers and one critical access hospital, with a combined total of 13,119 licensed beds, primarily serving urban and suburban communities in 10 states. Our subsidiaries also operated 95 free-standing and provider-based diagnostic imaging centers, ambulatory surgery centers, urgent care centers and free-standing emergency departments in 11 states at December 31, 2011. We also own an interest in an HMO and operate: various related health care facilities, including a long-term acute care hospital and a number of medical office buildings (all of which are located on, or nearby, our hospital campuses); physician practices; captive insurance companies; and occupational and rural health care clinics.

We also operate revenue cycle management, health care information management and patient communications services businesses under our Conifer subsidiary. In addition, Conifer operates a management services business that provides network development, utilization management, claims processing and contract negotiation services to physician organizations and hospitals that assume managed care risk. At December 31, 2011, Conifer provided these services to over 300 Tenet and non-Tenet hospitals and other health care organizations.

As mentioned above, in 2012, our Conifer segment and our Hospital Operations segment entered into formal agreements documenting terms and conditions of various services provided by Conifer to Tenet hospitals, as well as certain administrative services provided by our Hospital Operations segment to Conifer. The services provided by both parties under these agreements are charged to the other party based on estimated third-party pricing terms. In 2011, 2010 and 2009, the services provided by both parties were charged to the other party based on an estimate of the internal costs to provide such services.

The following table includes amounts for each of our reportable segments and the reconciling items necessary to agree to amounts reported in the accompanying Consolidated Balance Sheets and Consolidated Statements of Operations:

	December 31,
	2011	2010
Assets:
Hospital Operations and other	$8,389	$8,437
Conifer	73	63
Total	$8,462	$8,500

	Year Ended December 31,
	2011	2010	2009
Capital expenditures:
Hospital Operations and other	$461	$465	$444
Conifer	14	11	12
Total	$475	$476	$456

Revenues:
Hospital Operations and other	$8,575	$8,216	$8,067
Conifer
Tenet	261	206	207
Other customers	79	49	34
	8,915	8,471	8,308
Intercompany eliminations	(261)	(206)	(207)
Total	$8,654	$8,265	$8,101

Adjusted EBITDA:
Hospital Operations and other	$1,083	$1,021	$948
Conifer	43	15	7
Total	$1,126	$1,036	$955

Depreciation and amortization:
Hospital Operations and other	$389	$372	$366
Conifer	9	8	7
Total	$398	$380	$373

Adjusted EBITDA	$1,126	$1,036	$955
Depreciation and amortization	(398)	(380)	(373)
Interest expense	(375)	(424)	(445)
Gain (loss) from early extinguishment of debt	(117)	(57)	97
Litigation and investigation costs	(55)	(12)	(31)
Impairment of long-lived assets	(20)	(10)	(27)
Investment earnings	3	5	0
Net gain on sales of investments	0	0	15
Income before income taxes	$164	$158	$191

SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2011
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

(In Millions)

	Balance at	Additions Charged To:				Balance at
	Beginning of Period	Costs and Expenses(1)(2)	Other Accounts	Deductions(3)	Other Items	End of Period
Allowance for doubtful accounts:
Year ended December 31, 2011	$352	$721	$—	$(676)	$—	$397
Year ended December 31, 2010	$369	$730	$—	$(747)	$—	$352
Year ended December 31, 2009	$396	$696	$—	$(723)	$—	$369

Valuation allowance for deferred tax assets
Year ended December 31, 2011	$66	$(5)	$—	$—	$—	$61
Year ended December 31, 2010	$1,127	$(1,061)	$—	$—	$—	$66
Year ended December 31, 2009	$1,265	$(139)	$1	$—	$—	$1,127

(1)   Includes amounts recorded in discontinued operations.

(2)   Before considering recoveries on accounts or notes previously written off.

(3)   Accounts written off.

SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation

Basis of Presentation

Our Consolidated Financial Statements include the accounts of Tenet and its wholly owned and majority-owned subsidiaries. We eliminate intercompany accounts and transactions in consolidation, and we include the results of operations of businesses that are newly acquired in purchase transactions from their dates of acquisition. We account for significant investments in other affiliated companies using the equity method. Unless otherwise indicated, all financial and statistical data included in these notes to our Consolidated Financial Statements relate to our continuing operations, with dollar amounts expressed in millions (except per-share amounts). Certain prior-year amounts have been reclassified to conform to current-year presentation.

Effective December 31, 2011, we adopted Accounting Standards Update (“ASU”) 2011-07, “Health Care Entities (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities,” which requires health care entities to present the provision for doubtful accounts relating to patient service revenue as a deduction from patient service revenue in the statement of operations rather than as an operating expense. All periods presented have been reclassified in accordance with the provisions of ASU 2011-07. Also effective December 31, 2011, we reclassified the electronic health record incentives previously recorded as net operating revenues to the operating expenses section of our consolidated statements of operations.

Use of Estimates

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“GAAP”), requires us to make estimates and assumptions that affect the amounts reported in our Consolidated Financial Statements and these accompanying notes. We regularly evaluate the accounting policies and estimates we use. In general, we base the estimates on historical experience and on assumptions that we believe to be reasonable given the particular circumstances in which we operate. Although we believe all adjustments considered necessary for a fair presentation have been included, actual results may vary from those estimates. Financial and statistical information we report to other regulatory agencies may be prepared on a basis other than GAAP or using different assumptions or reporting periods and, therefore, may vary from amounts presented herein. Although we make every effort to ensure that the information we report to those agencies is accurate, complete and consistent with applicable reporting guidelines, we cannot be responsible for the accuracy of the information they make available to the public.

Net Operating Revenues before Provision for Doubtful Accounts

Net Operating Revenues Before Provision for Doubtful Accounts

We recognize net operating revenues before provision for doubtful accounts in the period in which our services are performed. Net operating revenues before provision for doubtful accounts primarily consist of net patient service revenues that are recorded based on established billing rates (i.e., gross charges), less estimated discounts for contractual and other allowances, principally for patients covered by Medicare, Medicaid, managed care and other health plans, as well as certain uninsured patients under our Compact with Uninsured Patients (“Compact”).

Gross charges are retail charges. They are not the same as actual pricing, and they generally do not reflect what a hospital is ultimately paid and, therefore, are not displayed in our consolidated statements of operations. Hospitals are typically paid amounts that are negotiated with insurance companies or are set by the government. Gross charges are used to calculate Medicare outlier payments and to determine certain elements of payment under managed care contracts (such as stop-loss payments). Because Medicare requires that a hospital’s gross charges be the same for all patients (regardless of payer category), gross charges are also what hospitals charge all other patients prior to the application of discounts and allowances.

Revenues under the traditional fee-for-service Medicare and Medicaid programs are based primarily on prospective payment systems. Retrospectively determined cost-based revenues under these programs, which were more prevalent in earlier periods, and certain other payments, such as Indirect Medical Education, Direct Graduate Medical Education, disproportionate share hospital and bad debt expense, which are based on our hospitals’ cost reports, are estimated using historical trends and current factors. Cost report settlements under these programs are subject to audit by Medicare and Medicaid auditors and administrative and judicial review, and it can take several years until final settlement of such matters is determined and completely resolved. Because the laws, regulations, instructions and rule interpretations governing Medicare and Medicaid reimbursement are complex and change frequently, the estimates recorded by us could change by material amounts.

We have a system and estimation process for recording Medicare net patient revenue and estimated cost report settlements. This results in us recording accruals to reflect the expected final settlements on our cost reports. For filed cost reports, we record the accrual based on those cost reports and subsequent activity, and record a valuation allowance against those cost reports based on historical settlement trends. The accrual for periods for which a cost report is yet to be filed is recorded based on estimates of what we expect to report on the filed cost reports, and a corresponding valuation allowance is recorded as previously described. Cost reports generally must be filed within five months after the end of the annual cost reporting period. After the cost report is filed, the accrual and corresponding valuation allowance may need to be adjusted. Adjustments for prior-year cost reports and related valuation allowances, principally related to Medicare and Medicaid, increased revenues in the years ended December 31, 2011, 2010 and 2009 by $1 million, $1 million and $5 million, respectively. Estimated cost report settlements and valuation allowances are deducted from accounts receivable in the accompanying Consolidated Balance Sheets (see Note 3). We believe that we have made adequate provision for any adjustments that may result from final determination of amounts earned under all the above arrangements with Medicare and Medicaid.

Revenues under managed care plans are based primarily on payment terms involving predetermined rates per diagnosis, per-diem rates, discounted fee-for-service rates and/or other similar contractual arrangements. These revenues are also subject to review and possible audit by the payers. The payers are billed for patient services on an individual patient basis. An individual patient’s bill is subject to adjustment on a patient-by-patient basis in the ordinary course of business by the payers following their review and adjudication of each particular bill. We estimate the discounts for contractual allowances at the individual hospital level utilizing billing data on an individual patient basis. At the end of each month, on an individual hospital basis, we estimate our expected reimbursement for patients of managed care plans based on the applicable contract terms. Contractual allowance estimates are periodically reviewed for accuracy by taking into consideration known contract terms as well as payment history. Although we do not separately accumulate and disclose the aggregate amount of adjustments to the estimated reimbursement for every patient bill, we believe our estimation and review process enables us to identify instances on a timely basis where such estimates need to be revised. We do not believe there were any adjustments to estimates of individual patient bills that were material to our revenues. In addition, on a corporate-wide basis, we do not record any general provision for adjustments to estimated contractual allowances for managed care plans. Managed care accounts, net of contractual allowances recorded, are further reduced to their net realizable value through provision for doubtful accounts based on historical collection trends for these payers and other factors that affect the estimation process.

We know of no material claims, disputes or unsettled matters with any payer that would affect our revenues for which we have not adequately provided for in the accompanying Consolidated Financial Statements.

Under our Compact, the discount offered to uninsured patients is recognized as a contractual allowance, which reduces net operating revenues at the time the self-pay accounts are recorded. The uninsured patient accounts, net of contractual allowances recorded, are further reduced to their net realizable value through provision for doubtful accounts based on historical collection trends for self-pay accounts and other factors that affect the estimation process.

We also provide charity care to patients who are financially unable to pay for the health care services they receive. Most patients who qualify for charity care are charged a per-diem amount for services received, subject to a cap. Except for the per-diem amounts, our policy is not to pursue collection of amounts determined to qualify as charity care; therefore, we do not report these amounts in net operating revenues or in provision for doubtful accounts. Patient advocates from our Medical Eligibility Program screen patients in the hospital to determine whether those patients meet eligibility requirements for financial assistance programs. They also expedite the process of applying for these government programs.

The table below shows the sources of net operating revenues before provision for doubtful accounts from continuing operations:

	Years Ended December 31,
	2011	2010	2009
Medicare	$2,068	$2,050	$2,100
Medicaid	802	740	677
Managed care	5,128	4,897	4,773
Indemnity, self-pay and other	958	954	917
Acute care hospitals other revenue	105	115	118
Other operations	310	236	200
Net operating revenues before provision for doubtful accounts	$9,371	$8,992	$8,785

Provision for Doubtful Accounts

Provision for Doubtful Accounts

Although outcomes vary, our policy is to attempt to collect amounts due from patients, including co-payments and deductibles due from patients with insurance, at the time of service while complying with all federal and state laws and regulations, including, but not limited to, the Emergency Medical Treatment and Active Labor Act (“EMTALA”). Generally, as required by EMTALA, patients may not be denied emergency treatment due to inability to pay. Therefore, services, including the legally required medical screening examination and stabilization of the patient, are performed without delaying to obtain insurance information. In non-emergency circumstances or for elective procedures and services, it is our policy to verify insurance prior to a patient being treated; however, there are various exceptions that can occur. Such exceptions can include, for example, instances where (1) we are unable to obtain verification because the patient’s insurance company was unable to be reached or contacted, (2) a determination is made that a patient may be eligible for benefits under various government programs, such as Medicaid or Victims of Crime, and it takes several days or weeks before qualification for such benefits is confirmed or denied, and (3) under physician orders we provide services to patients that require immediate treatment.

We provide for an allowance against accounts receivable that could become uncollectible by establishing an allowance to reduce the carrying value of such receivables to their estimated net realizable value. We estimate this allowance based on the aging of our accounts receivable by hospital, our historical collection experience by hospital and for each type of payer over an 18-month look-back period, and other relevant factors. A significant portion of our provision for doubtful accounts relates to self-pay patients, as well as co-payments and deductibles owed to us by patients with insurance. Payment pressure from managed care payers also affects our provision for doubtful accounts. We typically experience ongoing managed care payment delays and disputes; however, we continue to work with these payers to obtain adequate and timely reimbursement for our services. There are various factors that can impact collection trends, such as changes in the economy, which in turn have an impact on unemployment rates and the number of uninsured and underinsured patients, the volume of patients through our emergency departments, the increased burden of co-payments and deductibles to be made by patients with insurance, and business practices related to collection efforts. These factors continuously change and can have an impact on collection trends and our estimation process.

Electronic Health Record Incentives

Electronic Health Record Incentives

Under certain provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”), federal incentive payments are available to hospitals, physicians and certain other professionals (“Providers”) when they adopt, implement or upgrade (“AIU”) certified electronic health record (“EHR”) technology or become “meaningful users,” as defined under ARRA, of EHR technology in ways that demonstrate improved quality, safety and effectiveness of care. Providers can become eligible for annual Medicare incentive payments by demonstrating meaningful use of EHR technology in each period over four periods. Medicaid providers can receive their initial incentive payment by satisfying AIU criteria, but must demonstrate meaningful use of EHR technology in subsequent years in order to qualify for additional payments. Hospitals may be eligible for both Medicare and Medicaid EHR incentive payments; however, physicians and other professionals may be eligible for either Medicare or Medicaid incentive payments, but not both. Hospitals that are meaningful users under the Medicare EHR incentive payment program are deemed meaningful users under the Medicaid EHR incentive payment program and do not need to meet additional criteria imposed by a state. Medicaid EHR incentive payments to Providers are 100% federally funded and administered by the states. The Centers for Medicare and Medicaid Services (“CMS”) established calendar year 2011 as the first year states could offer EHR incentive payments. Before a state may offer EHR incentive payments, the state must submit and CMS must approve the state’s incentive plan.

We recognize Medicaid EHR incentive payments in our consolidated statements of operations for the first payment year when: (1) CMS approves a state’s EHR incentive plan; and (2) our hospital or employed physician acquires certified EHR technology (i.e., when AIU criteria are met). Medicaid EHR incentive payments for subsequent payment years are recognized in the period during which the specified meaningful use criteria are met. We recognize Medicare EHR incentive payments when: (1) the specified meaningful use criteria are met; and (2) contingencies in estimating the amount of the incentive payments to be received are resolved. During the year ended December 31, 2011, certain of our hospitals and physicians satisfied the CMS AIU and/or meaningful use criteria. As a result, we recognized approximately $55 million of Medicaid EHR incentive payments as a reduction to expense in our Consolidated Statement of Operations for that period.

Cash Equivalents

Cash Equivalents

We treat highly liquid investments with original maturities of three months or less as cash equivalents. Cash and cash equivalents were approximately $113 million and $405 million at December 31, 2011 and 2010, respectively. As of December 31, 2011 and, 2010, our book overdrafts were approximately $252 million and $243 million, respectively, which were classified as accounts payable.

At December 31, 2011 and 2010, approximately $92 million and $109 million, respectively, of total cash and cash equivalents in the accompanying Consolidated Balance Sheets were intended for the operations of our captive insurance subsidiaries. During the year ended December 31, 2011, we repatriated $21 million of excess cash from our foreign insurance subsidiary to our corporate domestic bank account.

Also at December 31, 2011 and 2010, we had $109 million and $91 million, respectively, of property and equipment purchases accrued for items received but not yet paid. Of these amounts, $104 million and $87 million, respectively, were included in accounts payable.

During the year ended December 31, 2011, we entered into non-cancellable capital leases of approximately $23 million, primarily for equipment.

Investments in Debt and Equity Securities

Investments in Debt and Equity Securities

We classify investments in debt and equity securities as either available-for-sale, held-to-maturity or as part of a trading portfolio. At December 31, 2011 and 2010, we had no significant investments in securities classified as either held-to-maturity or trading. We carry securities classified as available-for-sale at fair value. We report their unrealized gains and losses, net of taxes, as accumulated other comprehensive income (loss) unless we determine that a loss is other-than-temporary, at which point we would record a loss in our consolidated statements of operations. We include realized gains or losses in our consolidated statements of operations based on the specific identification method.

Property and Equipment

Property and Equipment

Additions and improvements to property and equipment costing $500 or more with a useful life greater than one year are capitalized at cost. Expenditures for maintenance and repairs are charged to expense as incurred. We use the straight-line method of depreciation for buildings, building improvements and equipment. The estimated useful life for buildings and improvements is primarily 25 to 40 years and, for equipment, three to 15 years. We record capital leases at the beginning of the lease term as assets and liabilities. The value recorded is the lower of either the present value of the minimum lease payments or the fair value of the asset. Such assets, including improvements, are amortized over the shorter of either the lease term or their estimated useful life. Interest costs related to construction projects are capitalized. In the years ended December 31, 2011, 2010 and 2009, capitalized interest was $8 million, $4 million and $9 million, respectively.

We evaluate our long-lived assets for possible impairment annually or whenever events or changes in circumstances indicate that the carrying amount of the asset, or related group of assets, may not be recoverable from estimated future undiscounted cash flows. If the estimated future undiscounted cash flows are less than the carrying value of the assets, we calculate the amount of an impairment if the carrying value of the long-lived assets exceeds the fair value of the assets. The fair value of the assets is estimated based on appraisals, established market values of comparable assets or internal estimates of future net cash flows expected to result from the use and ultimate disposition of the asset. The estimates of these future cash flows are based on assumptions and projections we believe to be reasonable and supportable. They require our subjective judgments and take into account assumptions about revenue and expense growth rates. These assumptions may vary by type of facility and presume stable, improving or, in some cases, declining results at our hospitals, depending on their circumstances.

We report long-lived assets to be disposed of at the lower of their carrying amounts or fair values less costs to sell. In such circumstances, our estimates of fair value are based on appraisals, established market prices for comparable assets or internal estimates of future net cash flows.

Asset Retirement Obligations

Asset Retirement Obligations

We recognize the fair value of a liability for legal obligations associated with asset retirements, primarily related to asbestos abatement and costs associated with underground storage tanks, in the period in which it is incurred if a reasonable estimate of the fair value of the obligation can be made. When the liability is initially recorded, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost associated with the retirement obligation is depreciated over the useful life of the related asset. Upon settlement of the obligation, any difference between the cost to settle the asset retirement obligation and the liability recorded is recognized as a gain or loss in our consolidated statements of operations.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill represents the excess of costs over the fair value of assets of businesses acquired. Goodwill and other intangible assets acquired in purchase business combinations and determined to have indefinite useful lives are not amortized, but instead are subject to impairment tests performed at least annually. For goodwill, we perform the test at the reporting unit level when events occur that require an evaluation to be performed or at least annually. If we determine the carrying value of goodwill is impaired, or if the carrying value of a business that is to be sold or otherwise disposed of exceeds its fair value, we reduce the carrying value, including any allocated goodwill, to fair value. Estimates of fair value are based on appraisals, established market prices for comparative assets or internal estimates of future net cash flows and presume stable, improving or, in some cases, declining results at our hospitals, depending on their circumstances.

Other intangible assets primarily consist of capitalized software costs, which are amortized on a straight-line basis over the estimated useful life of the software, which ranges from three to 15 years. Also included in intangible assets are costs associated with the issuance of our long-term debt, which are primarily being amortized under the effective interest method based on the terms of the specific notes.

Accruals for General and Professional Liability Risks

Accruals for General and Professional Liability Risks

We accrue for estimated professional and general liability claims, to the extent not covered by insurance, when they are probable and can be reasonably estimated. The accrual, which includes an estimate for incurred but not reported claims, is updated each quarter based on an actuarial calculation of projected payments using case-specific facts and circumstances and our historical loss reporting, development and settlement patterns and is discounted to its net present value using a risk-free discount rate (1.35% at December 31, 2011 and 2.71% at December 31, 2010). To the extent that subsequent claims information varies from our estimates, the liability is adjusted in the period such information becomes available. Malpractice liability expense is presented within other operating expenses in the accompanying Consolidated Statements of Operations.

Income Taxes

Income Taxes

We account for income taxes using the asset and liability method. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Income tax receivables and liabilities and deferred tax assets and liabilities are recognized based on the amounts that more likely than not will be sustained upon ultimate settlement with taxing authorities.

Developing our provision for income taxes and analysis of uncertain tax positions items requires significant judgment and knowledge of federal and state income tax laws, regulations and strategies, including the determination of deferred tax assets and liabilities and, if necessary, any valuation allowances that may be required for deferred tax assets.

We assess the realization of our deferred tax assets to determine whether an income tax valuation allowance is required. Based on all available evidence, both positive and negative, and the weight of that evidence to the extent such evidence can be objectively verified, we determine whether it is more likely than not that all or a portion of the deferred tax assets will be realized. The main factors that we consider include:

·                  Cumulative profits/losses in recent years, adjusted for certain nonrecurring items;

·                  Income/losses expected in future years;

·                  Unsettled circumstances that, if unfavorably resolved, would adversely affect future operations and profit levels;

·                  The availability, or lack thereof, of taxable income in prior carryback periods that would limit realization of tax benefits; and

·                  The carryforward period associated with the deferred tax assets and liabilities.

We consider many factors when evaluating our uncertain tax positions, and such judgments are subject to periodic review. Tax benefits associated with uncertain tax positions are recognized in the period in which one of the following conditions is satisfied: (1) the more likely than not recognition threshold is satisfied; (2) the position is ultimately settled through negotiation or litigation; or (3) the statute of limitations for the taxing authority to examine and challenge the position has expired. Tax benefits associated with an uncertain tax position are derecognized in the period in which the more likely than not recognition threshold is no longer satisfied.

Segment Reporting

Segment Reporting

We operate acute care hospitals and related health care facilities. Our general hospitals generated 96.7%, 97.4% and 97.7% of our net operating revenues before provision for doubtful accounts in the years ended December 31, 2011, 2010 and 2009, respectively. Each of our operating regions reports directly to our president of hospital operations. Major decisions, including capital resource allocations, are made at the consolidated level, not at the regional, market or hospital level.

Historically, our business has consisted of one reportable segment, Hospital Operations. However, during the three months ended June 30, 2012, our Hospital Operations segment and our Conifer segment entered into formal agreements, effective January 1, 2012, pursuant to which it was agreed that services provided by both parties to each other would be billed based on estimated third-party pricing terms. As a result, we have presented Conifer as a separate reportable business segment for all periods presented. The factors for determining the reportable segments include the manner in which management evaluates operating performance combined with the nature of the individual business activities.

Costs Associated With Exit or Disposal Activities

Costs Associated With Exit or Disposal Activities

We recognize costs associated with exit (including restructuring) or disposal activities when they are incurred and can be measured at fair value, rather than at the date of a commitment to an exit or disposal plan.

SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES
Schedule of sources of net operating revenues before provision for doubtful accounts from continuing operations
	Years Ended December 31,
	2011	2010	2009
Medicare	$2,068	$2,050	$2,100
Medicaid	802	740	677
Managed care	5,128	4,897	4,773
Indemnity, self-pay and other	958	954	917
Acute care hospitals other revenue	105	115	118
Other operations	310	236	200
Net operating revenues before provision for doubtful accounts	$9,371	$8,992	$8,785

EQUITY (Tables)	12 Months Ended
Dec. 31, 2011
EQUITY
Schedule Of Repurchase Of Common Stock
Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Dollar Value of Shares That May Yet Be Purchased Under the Program
				(In Millions)
May 12, 2011 through May 31, 2011	4,582,299	$6.44	4,582,299	$370
June 1, 2011 through June 30, 2011	6,882,130	6.17	6,882,130	328
Three Months Ended June 30, 2011	11,464,429	6.28	11,464,429	328
July 1, 2011 through July 31, 2011	5,354,419	6.16	5,354,419	295
August 1, 2011 through August 31, 2011	11,326,556	5.02	11,326,556	238
September 1, 2011 through September 30, 2011	7,333,568	4.63	7,333,568	204
Three Months Ended September 30, 2011	24,014,543	5.15	24,014,543	204
October 1, 2011 through October 31, 2011	24,259,071	4.31	24,259,071	100
November 1, 2011 through November 30, 2011	0	0.00	0	100
December 1, 2011 through December 31, 2011	16,027,642	4.60	16,027,642	26
Three Months Ended December 31, 2011	40,286,713	4.42	40,286,713	$26
Total	75,765,585	$4.94	75,765,585

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS (Tables)	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS
Schedule Of Components Of Accounts Receivable
	December 31,
	2011	2010
Continuing operations:
Patient accounts receivable	$1,605	$1,433
Allowance for doubtful accounts	(382)	(329)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	62	32
Net cost report settlements payable and valuation allowances	(39)	(26)
	1,246	1,110
Discontinued operations:
Patient accounts receivable	46	55
Allowance for doubtful accounts	(15)	(23)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	2	2
Net cost report settlements receivable (payable) and valuation allowances	(1)	(1)
	32	33
Accounts receivable, net	$1,278	$1,143

DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
Schedule of net operating revenues and income (loss) before income taxes
	Years Ended December 31,
	2011	2010	2009
Net operating revenues	$216	$240	$419
Income (loss) before income taxes	(41)	10	(9)

IMPAIRMENT AND RESTRUCTURING CHARGES (Tables)	12 Months Ended
Dec. 31, 2011
IMPAIRMENT AND RESTRUCTURING CHARGES
Schedule of reconciliations of beginning and ending liability balances in connection with restructuring charges
	Balances at Beginning of Period	Restructuring Charges, Net	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2011
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$4	$12	$(10)	$0	$6
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	6	1	(1)	(1)	5
	$10	$13	$(11)	$(1)	$11
Year Ended December 31, 2010
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$6	$2	$(4)	$0	$4
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	8	(1)	(1)	0	6
	$14	$1	$(5)	$0	$10

	Balances at Beginning of Period	Restructuring Charges, Net	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2009
Continuing operations:
Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans	$12	$4	$(9)	$(1)	$6
Discontinued operations:
Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities	15	7	(14)	0	8
	$27	$11	$(23)	$(1)	$14

LONG-TERM DEBT AND LEASE OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT AND LEASE OBLIGATIONS
Summary of long-term debt
	December 31,
	2011	2010
Senior notes:
6 3/8%, due 2011	$0	$65
6 1/2%, due 2012	57	57
7 3/8%, due 2013	216	216
9 7/8%, due 2014	60	60
9 1/4%, due 2015	474	474
8%, due 2020	600	600
6 7/8%, due 2031	430	430
Senior secured notes:
9%, due 2015	1	714
6 1/4%, due 2018	900	0
10%, due 2018	714	714
8 7/8%, due 2019	925	925
Credit facility due 2016	80	0
Capital leases and mortgage notes	32	6
Unamortized note discounts	(129)	(197)
Total long-term debt	4,360	4,064
Less current portion	66	67
Long-term debt, net of current portion	$4,294	$3,997

Schedule of future long-term debt maturities and minimum operating lease payments
		Years Ending December 31,					Later
	Total	2012	2013	2014	2015	2016	Years
Long-term debt, including capital lease obligations	$4,489	$66	$226	$67	$476	$82	$3,572
Long-term non-cancelable operating leases	$416	$109	$99	$59	$40	$30	$79

EMPLOYEE BENEFIT PLANS (Tables)	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFIT PLANS
Schedule of information related to stock-based awards by grant date
Grant Date	Awards	Exercise Price Per Share	Fair Value Per Share at Grant Date		Stock-Based Compensation Expense for Year Ended December 31, 2011
	(In Thousands)				(In Millions)
Stock Options:
February 25, 2010	960	$5.03	$2.89		$1
February 26, 2009	11,191	1.14	0.71		3
February 26, 2009	7,985	1.14	0.61		1
March 6, 2008	2,563	4.94	2.43		1
Restricted Stock Units:
November 4, 2011	268		4.86	(1)	1
February 23, 2011	3,864		6.90		7
February 25, 2010	4,327		5.03		7
March 6, 2008	2,657		4.94		2
Other grants					2
					$25

(1)     End of month fair market value was used for this grant to calculate compensation expense.

Schedule of stock option activity
	Options	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value	Weighted Average Remaining Life
			(In Millions)
Outstanding as of December 31, 2008	31,905,426	18.48
Granted	22,146,180	1.17
Exercised	0
Forfeited/Expired	(5,734,351)	18.21
Outstanding as of December 31, 2009	48,317,255	10.58
Granted	964,008	5.03
Exercised	(2,081,978)	1.21
Forfeited/Expired	(4,043,736)	20.62
Outstanding as of December 31, 2010	43,155,549	9.97
Granted	0
Exercised	(2,516,084)	1.31
Forfeited/Expired	(6,645,893)	32.23
Outstanding as of December 31, 2011	33,993,572	$6.26	$65	5.3 years
Vested and expected to vest at December 31, 2011	33,925,303	$6.27	$65	5.3 years
Exercisable as of December 31, 2011	26,798,092	$7.53	$39	4.8 years

Schedule of assumptions used to determine fair value of stock options
Year Ended December 31, 2010
Top Eleven Employees
Expected volatility	53%
Expected dividend yield	0%
Expected life	7 years
Expected forfeiture rate	2%
Risk-free interest rate	3.29%
Early exercise threshold	75% gain
Early exercise rate	20% per year

Schedule of information about stock options by range of exercise prices
	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
$0.00 to $1.149	15,912,326	7.2 years	$1.14	9,473,119	$1.14
$1.15 to $10.639	10,968,023	5.0 years	7.25	10,211,750	7.45
$10.64 to $13.959	2,870,801	2.2 years	12.11	2,870,801	12.11
$13.96 to $17.589	3,594,422	1.1 years	17.09	3,594,422	17.09
$17.59 to $28.759	612,000	0.8 years	28.16	612,000	28.16
$28.76 and over	36,000	0.6 years	45.14	36,000	45.14
	33,993,572	5.3 years	$6.26	26,798,092	$7.53

Schedule of stock options by monetary status and employment status of the awardees
	In-the-Money Options		Out-of-the-Money Options		All Options
	Outstanding	% of Total	Outstanding	% of Total	Outstanding	% of Total
Current employees	20,128,972	99.6%	8,241,207	39.7%	28,370,179	73.5%
Former employees	59,334	0.4%	5,564,059	60.3%	5,623,393	26.5%
Totals	20,188,306	100.0%	13,805,266	100.0%	33,993,572	100.0%
% of all outstanding options	56.5%		43.5%		100.0%

Schedule of restricted stock unit activity
	Restricted Stock Units	Weighted Average Grant Date Fair Value Per Unit
Unvested as of December 31, 2008	8,670,318	$6.04
Granted	542,324	2.35
Vested	(4,069,831)	5.84
Forfeited	(336,370)	5.59
Unvested as of December 31, 2009	4,806,441	5.82
Granted	5,139,299	5.03
Vested	(2,500,853)	5.70
Forfeited	(1,123,617)	6.26
Unvested as of December 31, 2010	6,321,270	5.14
Granted	4,553,399	6.76
Vested	(2,889,882)	4.98
Forfeited	(275,561)	5.93
Unvested as of December 31, 2011	7,709,226	$6.13

Schedule of employee stock purchase plan activity
	Years Ended December 31,
	2011	2010	2009
Number of shares	749,637	771,319	1,715,591
Weighted average price	$5.36	$4.93	$1.34

Schedule of Reconciliation of funded status of plans, the amounts included in the Consolidated Balance Sheets and assumptions used for projected benefit obligations
	December 31,
	2011	2010
Reconciliation of funded status of plans and the amounts included in the Consolidated Balance Sheets:
Projected benefit obligations(1)
Beginning obligations	$(268)	$(249)
Service cost	(2)	(2)
Interest cost	(14)	(14)
Actuarial loss	(19)	(21)
Benefits paid	18	18
Ending obligations	(285)	(268)
Fair value of plans’ assets	0	0
Funded status of plans	$(285)	$(268)
Amounts recognized in the Consolidated Balance Sheets consist of:
Other current liability	$(20)	$(19)
Other long-term liability	(265)	(249)
Accumulated other comprehensive loss	65	49
	$(220)	$(219)
Assumptions:
Discount rate	5.00%	5.50%
Compensation increase rate	3.00%	3.00%
Measurement date	December 31, 2011	December 31, 2010

(1)         The accumulated benefit obligation at December 31, 2011 and 2010 was approximately $280 million and $265 million, respectively.

Schedule of components of net benefit costs and assumptions used for net periodic benefit costs
	Years Ended December 31,
	2011	2010	2009

Service costs	$2	$2	$1
Interest costs	14	14	14
Amortization of prior-year service costs	0	0	3
Amortization of net actuarial loss	3	1	1
Net periodic benefit cost	$19	$17	$19
Assumptions:
Discount rate	5.50%	5.75%	5.75%
Long-term rate of return on assets	n/a	n/a	n/a
Compensation increase rate	3.00%	3.00%	4.00%
Measurement date	January 1, 2011	January 1, 2010	January 1, 2009
Census date	January 1, 2011	January 1, 2010	January 1, 2009

Schedule of estimated future benefits payments
		Years Ending December 31,
	Total	2012	2013	2014	2015	2016	Five Years Thereafter
SERP benefit payments	$200	$20	$20	$20	$20	$20	$100

OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2011
OTHER CURRENT ASSETS
Schedule of other current assets
	December 31,
	2011	2010
Prepaid expenses	$73	$70
Physician receivables and relocation agreements	58	62
Physician and group coverage guarantees	104	70
Disproportionate share hospital revenue receivables	27	33
Vendor and other nonpatient receivables	47	22
Grant receivable related to medical residency program	2	2
Electronic health record incentives receivable	13	0
Supplemental California Medi-Cal payment receivable	16	0
Sublease receivables	2	2
Other, net	36	28
Other current assets	$378	$289

PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT
Schedule of components of property and equipment
	December 31,
	2011	2010
Land	$350	$352
Buildings and improvements	4,102	3,984
Construction in progress	236	205
Equipment	3,048	2,863
	7,736	7,404
Accumulated depreciation and amortization	(3,386)	(3,100)
Net property and equipment	$4,350	$4,304

GOODWILL AND OTHER INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
Schedule of changes in the carrying amount of goodwill
	2011	2010
As of January 1:
Goodwill	$3,076	$3,031
Accumulated impairment losses	(2,424)	(2,424)
Total	652	607
Goodwill acquired during the year	90	45
Impairment of goodwill	(6)	0
Total	$736	$652

As of December 31:
Goodwill	$3,166	$3,076
Accumulated impairment losses	(2,430)	(2,424)
Total	$736	$652

Schedule of other intangible assets
	Gross Carrying Amount	Accumulated Amortization	Net Book Value
As of December 31, 2011:
Capitalized software costs	$756	$(344)	$412
Long-term debt issuance costs	88	(15)	73
Other	5	(1)	4
Total	$849	$(360)	$489
As of December 31, 2010:
Capitalized software costs	$658	$(288)	$370
Long-term debt issuance costs	84	(14)	70
Other	2	0	2
Total	$744	$(302)	$442

Schedule of estimated future amortization of intangibles with finite useful lives
		Years Ending December 31,					Later
	Total	2012	2013	2014	2015	2016	Years
Amortization of intangible assets	$489	$69	$63	$59	$52	$51	$195

INVESTMENTS AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2011
INVESTMENTS AND OTHER ASSETS
Schedule of investments and other assets
	December 31,
	2011	2010
Marketable debt securities	$22	$26
Equity investments in unconsolidated health care entities(1)	23	27
Total investments	45	53
Cash surrender value of life insurance policies	18	18
Long-term deposits	47	49
Land held for expansion, long-term receivables and other assets	46	44
Investments and other assets	$156	$164

(1)         Equity earnings of unconsolidated affiliates are included in net operating revenues in the accompanying Consolidated Statements of Operations and were $8 million and $5 million in the years ended December 31, 2011 and 2010, respectively.

ACCUMULATED OTHER COMPREHENSIVE LOSS (Tables)	12 Months Ended
Dec. 31, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
Schedule of accumulated other comprehensive loss
	December 31,
	2011	2010
Unamortized realized losses from interest rate lock derivatives	$(1)	$(1)
Adjustments for supplemental executive retirement plans	(51)	(42)
Accumulated other comprehensive loss	$(52)	$(43)

CLAIMS AND LAWSUITS (Tables)	12 Months Ended
Dec. 31, 2011
CLAIMS AND LAWSUITS
Reconciliations Of Legal Settlements And Related Costs
	Balances at Beginning of Period	Litigation and Investigation Costs	Cash Payments	Other	Balances at End of Period
Year Ended December 31, 2011
Continuing operations	$30	$55	$(36)	$0	$49
Discontinued operations	0	17	0	0	17
	$30	$72	$(36)	$0	$66
Year Ended December 31, 2010
Continuing operations	$95	$12	$(78)	$1	$30
Discontinued operations	0	0	0	0	0
	$95	$12	$(78)	$1	$30
Year Ended December 31, 2009
Continuing operations	$240	$31	$(181)	$5	$95
Discontinued operations	0	0	0	0	0
	$240	$31	$(181)	$5	$95

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2011
INCOME TAXES
Schedule of provision for income taxes for continuing operations
	Years Ended December 31,
	2011	2010	2009
Current tax expense (benefit):
Federal	$0	$6	$(53)
State	(6)	0	11
	(6)	6	(42)
Deferred tax expense (benefit):
Federal	62	(929)	17
State	5	(54)	2
	67	(983)	19
	$61	$(977)	$(23)

Schedule of Reconciliation between reported income tax expense (benefit) and income taxes calculated by the statutory federal income tax rate
	Years Ended December 31,
	2011	2010	2009
Tax expense at statutory federal rate of 35%	$57	$55	$67
State income taxes, net of federal income tax benefit	10	10	10
Tax attributable to noncontrolling interests	(4)	(3)	(3)
Other changes in valuation allowance	(2)	(1,054)	(110)
Change in tax contingency reserves, including interest	(12)	16	(24)
Termination of company-owned life insurance policies	0	0	37
Prior-year provision to return adjustment and other changes in deferred taxes, net of valuation allowance	7	(3)	(1)
Other items	5	2	1
	$61	$(977)	$(23)

Schedule of components of deferred tax assets and liabilities, including any valuation allowance
	December 31, 2011		December 31, 2010
	Assets	Liabilities	Assets	Liabilities
Depreciation and fixed-asset differences	$0	$418	$0	$469
Reserves related to discontinued operations and restructuring charges	5	0	4	0
Receivables (doubtful accounts and adjustments)	178	0	153	0
Deferred gain on debt exchanges	0	53	0	53
Accruals for retained insurance risks	197	0	217	0
Intangible assets	0	115	0	103
Other long-term liabilities	53	0	52	0
Benefit plans	190	0	185	0
Other accrued liabilities	31	0	14	0
Investments and other assets	5	0	4	0
Net operating loss carryforwards	695	0	842	0
Stock-based compensation	44	0	83	0
Other items	41	0	46	0
	1,439	586	1,600	625
Valuation allowance	(61)	0	(66)	0
	$1,378	$586	$1,534	$625

Reconciliation of the deferred tax assets and liabilities and the corresponding amounts reported in the accompanying Consolidated Balance Sheets
	December 31,
	2011	2010
Current portion of deferred income taxes	$418	$282
Deferred income taxes, net of current portion	374	627
Noncurrent deferred income tax liability	0	0
Net deferred tax asset (liability)	$792	$909

Schedule of changes in unrecognized tax benefits that have impacted deferred tax assets and liabilities
	Continuing Operations	Discontinued Operations	Total
Balance at December 31, 2008	$61	$17	$78
Additions for prior-year tax positions	0	0	0
Reductions for tax positions of prior years	(16)	(4)	(20)
Additions for current-year tax positions	2	0	2
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(11)	(1)	(12)
Reductions due to a lapse of statute of limitations	(2)	0	(2)
Balance at December 31, 2009	34	12	46
Additions for prior-year tax positions	12	0	12
Reductions for tax positions of prior years	(12)	(11)	(23)
Additions for current-year tax positions	1	0	1
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	0	0	0
Reductions due to a lapse of statute of limitations	(1)	0	(1)
Balance at December 31, 2010	34	1	35
Additions for prior-year tax positions	15	0	15
Reductions for tax positions of prior years	(2)	0	(2)
Additions for current-year tax positions	3	0	3
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(12)	0	(12)
Reductions due to a lapse of statute of limitations	(4)	0	(4)
Balance at December 31, 2011	$34	$1	$35

EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2011
EARNINGS PER COMMON SHARE
Schedule of reconciliation of numerators and denominators of our basic and diluted earnings(loss) per common share
	Income (Numerator)	Weighted Average Shares (Denominator)	Per-Share Amount
Year Ended December 31, 2011
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$68	468,726	$0.14
Effect of dilutive stock options and restricted stock units	0	16,455	0.00
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$68	485,181	$0.14

	Income (Numerator)	Weighted Average Shares (Denominator)	Per-Share Amount
Year Ended December 31, 2010
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$1,101	484,321	$2.27
Effect of dilutive stock options, restricted stock units and mandatory convertible preferred stock	24	76,310	(0.26)
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$1,125	560,631	$2.01
Year Ended December 31, 2009
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share	$201	480,240	$0.42
Effect of dilutive stock options, restricted stock units and mandatory convertible preferred stock	6	27,037	(0.01)
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share	$207	507,277	$0.41

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
Schedule of assets and liabilities measured at fair value on a recurring basis
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments:
Investments in Reserve Yield Plus Fund	$2	$0	$2	$0
Marketable debt securities – noncurrent	22	6	15	1
	$24	$6	$17	$1
Derivative Contracts (see Note 6):
LIBOR cap agreement asset	$0	$0	$0	$0

	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments:
Investments in Reserve Yield Plus Fund	$1	$0	$1	$0
Marketable debt securities – noncurrent	26	8	17	1
	$27	$8	$18	$1
Derivative Contracts (see Note 6):
LIBOR cap agreement asset	$0	$0	$0	$0

Schedule of assets and liabilities measured at fair value on a non-recurring basis
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Long-lived assets held and used	$20	$0	$20	$0
Goodwill	$0	$0	$0	$0

	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Long-lived assets held and used	$25	$0	$25	$0

ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2011
ACQUISITIONS
Schedule Of Purchase Price Allocations
	Years Ended December 31,
	2011	2010
Current assets	$8	$0
Property and equipment	34	20
Other intangible assets	2	0
Goodwill	86	45
Current liabilities	(7)	0
Long-term liabilities	(8)	0
Redeemable noncontrolling interests in equity of consolidated subsidiaries	(16)	0
Noncontrolling interests	(15)	0
Net cash paid	$84	$65

SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
Schedule of reconciliation of revenues for each reportable segment and other reconciling items
	December 31,
	2011	2010
Assets:
Hospital Operations and other	$8,389	$8,437
Conifer	73	63
Total	$8,462	$8,500

	Year Ended December 31,
	2011	2010	2009
Capital expenditures:
Hospital Operations and other	$461	$465	$444
Conifer	14	11	12
Total	$475	$476	$456

Revenues:
Hospital Operations and other	$8,575	$8,216	$8,067
Conifer
Tenet	261	206	207
Other customers	79	49	34
	8,915	8,471	8,308
Intercompany eliminations	(261)	(206)	(207)
Total	$8,654	$8,265	$8,101

Adjusted EBITDA:
Hospital Operations and other	$1,083	$1,021	$948
Conifer	43	15	7
Total	$1,126	$1,036	$955

Depreciation and amortization:
Hospital Operations and other	$389	$372	$366
Conifer	9	8	7
Total	$398	$380	$373

Adjusted EBITDA	$1,126	$1,036	$955
Depreciation and amortization	(398)	(380)	(373)
Interest expense	(375)	(424)	(445)
Gain (loss) from early extinguishment of debt	(117)	(57)	97
Litigation and investigation costs	(55)	(12)	(31)
Impairment of long-lived assets	(20)	(10)	(27)
Investment earnings	3	5	0
Net gain on sales of investments	0	0	15
Income before income taxes	$164	$158	$191

SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 M department period hospital center state bed	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Description of Business
Number of acute care hospitals operated by subsidiaries	50
Number of academic medical centers operated by subsidiaries	4
Number of medical centers classified in discontinued operations	1
Number of critical access hospitals operated by subsidiaries	1
Number of licensed beds in hospitals operated by subsidiaries	13,453
Number of states in which subsidiaries of the entity operate hospitals	11
Number of free-standing and provider-based diagnostic imaging centers and ambulatory surgery centers operated by subsidiaries	98
Number of free-standing and provider-based diagnostic imaging centers and ambulatory surgery centers classified in discontinued operations	3
Number of free-standing emergency department	1
Number of states in which free-standing and provider-based diagnostic imaging centers and ambulatory surgery centers are operated by subsidiaries	12
Medicare and Medicaid net patient revenue
Cost report filing period after end of annual cost reporting period (in months)	5
Increase in revenue due to adjustments for prior-year cost reports and related valuation allowances	$ 1	$ 1	$ 5
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	9,371	8,992	8,785
Provision for Doubtful Accounts
Provision for doubtful accounts look-back period (in months)	18
Electronic Health Record Incentives
Period for use of EHR technology to become eligible for annual Medicare incentive payments	4
Percentage of Medicaid incentive payments federally funded	100.00%
Incentive payments for technology certification	55
Cash Equivalents
Cash equivalents maximum maturity period (in months)	3
Cash and cash equivalents	113	405	690	507
Book overdrafts classified as accounts payable	252	243
Cash and cash equivalents related to captive insurance subsidiaries	92	109
Repatriated excess cash from foreign insurance subsidiary to corporate domestic bank account	21
Accrued property and equipment purchases for items received but not yet paid	109	91
Accrued property and equipment purchases, for items received but not yet paid, included in accounts payable	104	87
Non-cancellable capital leases primarily for equipment	23
Medicare
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	2,068	2,050	2,100
Medicaid
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	802	740	677
Managed care
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	5,128	4,897	4,773
Indemnity, self-pay and other
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	958	954	917
Acute care hospitals other revenue
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	105	115	118
Other operations
Net operating revenues before provision for doubtful accounts from continuing operations
Net operating revenues before provision for doubtful accounts	$ 310	$ 236	$ 200

SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Property and Equipment
Minimum value for additions and improvements to property and equipment	$ 500
Minimum useful life of additions and improvements to property and equipment (in years)	1
Property and equipment
Interest costs capitalized related to construction projects	$ 8,000,000	$ 4,000,000	$ 9,000,000
Buildings and improvements
Property and equipment
Useful life, minimum (in years)	25
Useful life, maximum (in years)	40
Equipment
Property and equipment
Useful life, minimum (in years)	3
Useful life, maximum (in years)	15

SIGNIFICANT ACCOUNTING POLICIES (Details 3)	12 Months Ended
	Dec. 31, 2011 segment	Dec. 31, 2010	Dec. 31, 2009
Accruals for General and Professional Liability Risks
Risk-free discount rate (as a percent)	1.35%	2.71%
Segment reporting
Percentage of net operating revenues generated by general hospitals	96.70%	97.40%	97.70%
Number of reportable segments	1
Capitalized software costs
Goodwill and Other Intangible Assets
Estimated useful life, minimum (in years)	3
Estimated useful life, maximum (in years)	15

EQUITY (Details) (USD $)	12 Months Ended			1 Months Ended									3 Months Ended								12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jan. 31, 2012 Convertible Preferred Stock	Oct. 31, 2011 Convertible Preferred Stock	Jul. 31, 2011 Convertible Preferred Stock	Apr. 30, 2011 Convertible Preferred Stock	Jan. 31, 2011 Convertible Preferred Stock	Oct. 31, 2010 Convertible Preferred Stock	Jul. 31, 2010 Convertible Preferred Stock	Apr. 30, 2010 Convertible Preferred Stock	Sep. 30, 2009 Convertible Preferred Stock	Dec. 31, 2011 Convertible Preferred Stock	Sep. 30, 2011 Convertible Preferred Stock	Jun. 30, 2011 Convertible Preferred Stock	Mar. 31, 2011 Convertible Preferred Stock	Dec. 31, 2010 Convertible Preferred Stock	Sep. 30, 2010 Convertible Preferred Stock	Jun. 30, 2010 Convertible Preferred Stock	Mar. 31, 2010 Convertible Preferred Stock	Dec. 31, 2011 Convertible Preferred Stock D	Dec. 31, 2011 Convertible Preferred Stock Minimum	Dec. 31, 2011 Convertible Preferred Stock Maximum
Class of Stock
Number of shares sold												345,000
Net proceeds from shares sold	$ 0	$ 0	$ 334,000,000									$ 334,000,000
Shares issued upon conversion																						142.4501	170.9402
Number of trading days for which the closing price of the entity's common stock is taken into consideration for conversion																					20
Preferred stock dividends accrued													6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000
Preferred stock dividends paid	24,000,000	24,000,000	0	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000	6,000,000
Preferred stock dividends accrued (in dollars per share)													$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5
Preferred stock dividends paid (in dollars per share)				$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5	$ 17.5
Rate of convertible preferred stock dividend (as a percent)													7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%
Dividends payable dates													2012-01	2011-10	2011-07	2011-04	2011-01	2010-10	2010-07	2010-04	2012-01
Principal amount used for convertible preferred stock conversion ratio	$ 1,000

EQUITY (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended									3 Months Ended			12 Months Ended
	Jan. 31, 2012	Dec. 31, 2011	Nov. 30, 2011	Oct. 31, 2011	Sep. 30, 2011	Aug. 31, 2011	Jul. 31, 2011	Jun. 30, 2011	May 31, 2011	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Dec. 31, 2011
Class of Stock
Common stock repurchased (in shares)	5,308,179	16,027,642	0	24,259,071	7,333,568	11,326,556	5,354,419	6,882,130	4,582,299	40,286,713	24,014,543	11,464,429	75,765,585
Average Price Paid Per Share	$ 4.93	$ 4.6	$ 0	$ 4.31	$ 4.63	$ 5.02	$ 6.16	$ 6.17	$ 6.44	$ 4.42	$ 5.15	$ 6.28	$ 4.94
Maximum Dollar Value of Shares That May Yet Be Purchased Under the Program		$ 26	$ 100	$ 100	$ 204	$ 238	$ 295	$ 328	$ 370	$ 26	$ 204	$ 328
Amount of common stock authorized to be repurchased									400
Shares repurchased, amount	$ 26												$ 374
Share repurchase program expiration date													09-May-12
Publicly Announced Program
Class of Stock
Common stock repurchased (in shares)		16,027,642		24,259,071	7,333,568	11,326,556	5,354,419	6,882,130	4,582,299	40,286,713	24,014,543	11,464,429	75,765,585

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable
Accounts receivable, net	$ 1,278	$ 1,143
Continuing operations
Accounts, Notes, Loans and Financing Receivable
Patient accounts receivable	1,605	1,433
Allowance for doubtful accounts	(382)	(329)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	62	32
Net cost report settlements receivable (payable) and valuation allowances	(39)	(26)
Accounts receivable, net	1,246	1,110
Discontinued operations
Accounts, Notes, Loans and Financing Receivable
Patient accounts receivable	46	55
Allowance for doubtful accounts	(15)	(23)
Estimated future recoveries from accounts assigned to our collection agency subsidiary	2	2
Net cost report settlements receivable (payable) and valuation allowances	(1)	(1)
Accounts receivable, net	$ 32	$ 33

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 M	Dec. 31, 2010 M	Dec. 31, 2009
Accounts, Notes, Loans and Financing Receivable
Revenues payments	$ 8,654	$ 8,265	$ 8,101
Look-back period that is used as the basis for estimating the allowance for doubtful accounts (in months)	18	18
Disproportionate Share Hospital
Accounts, Notes, Loans and Financing Receivable
Revenues payments	255	178	167
Self-Pay Patients
Accounts, Notes, Loans and Financing Receivable
Collection rates on accounts receivable (as a percent)	27.70%	28.20%
Estimated costs of caring	395	368	356
Allowance for doubtful accounts as a percent of accounts receivable	76.50%	76.20%
Charity Care Patients
Accounts, Notes, Loans and Financing Receivable
Estimated costs of caring	$ 117	$ 113	$ 112
Managed Care Patients
Accounts, Notes, Loans and Financing Receivable
Collection rates on accounts receivable (as a percent)	98.20%	98.40%
Allowance for doubtful accounts as a percent of accounts receivable	8.80%	8.30%

DISCONTINUED OPERATIONS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 lawsuit	Dec. 31, 2010	Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations
Net impairment and restructuring charges in discontinued operations	$ 6	$ 1	$ 12
Employee severance, lease termination and other exit costs			7
Increase (decrease) in long-lived assets estimated fair value			3
Reduction in reserves	17	0	0
Write-down of goodwill	6	0
Net operating revenues and income (loss) before income taxes
Net operating revenues	216	240	419
Income (loss) before income taxes	(41)	10	(9)
Expense related to the settlement of lawsuits	14
Number of lawsuits	2
Expected recoveries from reinsurance carriers	10
Reserves for hurricane Katrina related lawsuits		5
Litigation and investigation costs	17
Net impairment and restructuring charges in discontinued operations	6	1	12
Increase (decrease) in long-lived assets estimated fair value			3
NorthShore
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations
Cash proceeds from disposal of owned assets		16
Net impairment and restructuring charges in discontinued operations		1
Write-down of land		3
Increase (decrease) in long-lived assets estimated fair value		1
Reduction in reserves		1
Write-down of goodwill			2
Net operating revenues and income (loss) before income taxes
Net impairment and restructuring charges in discontinued operations		1
Increase (decrease) in long-lived assets estimated fair value		$ 1

IMPAIRMENT AND RESTRUCTURING CHARGES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Impairment and restructuring
Net impairment and restructuring charges	$ 20	$ 10	$ 27
Aggregate carrying value of assets held and used for hospital	20	25
Buildings and equipment of previously impaired hospital
Impairment and restructuring
Net impairment and restructuring charges	6	5	7
Cost basis investment
Impairment and restructuring
Net impairment and restructuring charges	1
Employee severance costs
Impairment and restructuring
Net impairment and restructuring charges	7
Lease termination costs
Impairment and restructuring
Net impairment and restructuring charges	3
Other related costs
Impairment and restructuring
Net impairment and restructuring charges	1
Medical office buildings sold in Florida
Impairment and restructuring
Net impairment and restructuring charges		5
Number of medical office buildings impaired		9
Employee severance and other related costs
Impairment and restructuring
Net impairment and restructuring charges		2	4
Note receivable from buyer of previously divested hospital
Impairment and restructuring
Net impairment and restructuring charges			3
Impairment credits related to the collection of notes receivables		2
Land and buildings at campus scheduled for relocation
Impairment and restructuring
Net impairment and restructuring charges			10
Other assets related to option to purchase real property
Impairment and restructuring
Net impairment and restructuring charges			3
Medical office buildings sold in Texas
Impairment and restructuring
Net impairment and restructuring charges	1
Number of medical office buildings impaired	7
Accelerated stock-based compensation costs
Impairment and restructuring
Net impairment and restructuring charges	$ 1

IMPAIRMENT AND RESTRUCTURING CHARGES (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accrued Restructuring Charges
Balances at Beginning of Period	$ 10	$ 14	$ 27
Restructuring Charges, Net	13	1	11
Cash Payments	(11)	(5)	(23)
Other	(1)		(1)
Balances at End of Period	11	10	14
Cash payments to be applied against accruals due within one year	5
Cash payments to be applied against accruals due thereafter	6
Continuing operations | Lease and other costs, and employee severance-related costs in connection with hospital cost-control programs and general overhead-reduction plans
Accrued Restructuring Charges
Balances at Beginning of Period	4	6	12
Restructuring Charges, Net	12	2	4
Cash Payments	(10)	(4)	(9)
Other	0		(1)
Balances at End of Period	6	4	6
Discontinued operations | Employee severance-related costs, and other estimated costs associated with the sale or closure of hospitals and other facilities
Accrued Restructuring Charges
Balances at Beginning of Period	6	8	15
Restructuring Charges, Net	1	(1)	7
Cash Payments	(1)	(1)	(14)
Other	(1)
Balances at End of Period	$ 5	$ 6	$ 8

LONG-TERM DEBT AND LEASE OBLIGATIONS (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
LONG-TERM DEBT AND LEASE OBLIGATIONS
Carrying amount	$ 4,489
Capital leases and mortgage notes	32	6
Unamortized note discounts	(129)	(197)
Total long-term debt	4,360	4,064
Less current portion	66	67
Long-term debt, net of current portion	4,294	3,997
6 3/8%, due 2011
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	6.38%
Carrying amount	0	65
6 1/2%, due 2012
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	6.50%
Carrying amount	57	57
7 3/8%, due 2013
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	7.38%
Carrying amount	216	216
9 7/8%, due 2014
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	9.88%
Carrying amount	60	60
9 1/4%, due 2015
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	9.25%
Carrying amount	474	474
8%, due 2020
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	8.00%
Carrying amount	600	600
6 7/8%, due 2031
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	6.88%
Carrying amount	430	430
9%, due 2015
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	9.00%
Carrying amount	1	714
6.25%, due 2018
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	6.25%
Carrying amount	900	0
10%, due 2018
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	10.00%
Carrying amount	714	714
8 7/8%, due 2019
LONG-TERM DEBT AND LEASE OBLIGATIONS
Interest rate, stated percentage	8.88%
Carrying amount	925	925
Credit Facility due 2016
LONG-TERM DEBT AND LEASE OBLIGATIONS
Carrying amount	$ 80	$ 0

LONG-TERM DEBT AND LEASE OBLIGATIONS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
9.25% senior notes due 2015
LONG-TERM DEBT AND LEASE OBLIGATIONS
Outstanding principal amount of notes that must be repaid or refinanced on or before December 3, 2014 to extend the maturity date of the credit facility	238
Interest rate, stated percentage	9.25%
Credit Agreement
LONG-TERM DEBT AND LEASE OBLIGATIONS
Revolving credit facility, maximum borrowing capacity	800
Line of credit facility, subfacility maximum available capacity	300
Outstanding cash borrowings	80
Interest rate, stated percentage	2.78%
Standby letters of credit outstanding	164
Amount available for borrowing under revolving credit facility	527
Credit Agreement | Initial six months period
LONG-TERM DEBT AND LEASE OBLIGATIONS
Unused commitment fee (as a percent)	0.44%
Credit Agreement | Period after six months | Low end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Unused commitment fee (as a percent)	0.38%
Credit Agreement | Period after six months | High end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Unused commitment fee (as a percent)	0.50%
Credit Agreement | Base rate | Initial six months period
LONG-TERM DEBT AND LEASE OBLIGATIONS
Base rate used to calculate interest rate	base rate
Margin on variable rate (as a percent)	1.25%
Credit Agreement | Base rate | Period after six months
LONG-TERM DEBT AND LEASE OBLIGATIONS
Base rate used to calculate interest rate	base rate
Credit Agreement | Base rate | Period after six months | Low end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Margin on variable rate (as a percent)	1.00%
Credit Agreement | Base rate | Period after six months | High end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Margin on variable rate (as a percent)	1.50%
Credit Agreement | LIBOR | Initial six months period
LONG-TERM DEBT AND LEASE OBLIGATIONS
Base rate used to calculate interest rate	LIBOR
Margin on variable rate (as a percent)	2.25%
Credit Agreement | LIBOR | Period after six months
LONG-TERM DEBT AND LEASE OBLIGATIONS
Base rate used to calculate interest rate	LIBOR
Credit Agreement | LIBOR | Period after six months | Low end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Margin on variable rate (as a percent)	2.00%
Credit Agreement | LIBOR | Period after six months | High end of range
LONG-TERM DEBT AND LEASE OBLIGATIONS
Margin on variable rate (as a percent)	2.50%

LONG-TERM DEBT AND LEASE OBLIGATIONS (Details 3) (USD $)	12 Months Ended					12 Months Ended				1 Months Ended			12 Months Ended				12 Months Ended				1 Months Ended		1 Months Ended			1 Months Ended			1 Months Ended				1 Months Ended	12 Months Ended	1 Months Ended			12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Interest Rate Swap Agreement	Feb. 14, 2011 Interest Rate Swap Agreement	Dec. 31, 2011 LIBOR Cap Agreement	Dec. 31, 2010 LIBOR Cap Agreement	Dec. 31, 2011 Maximum LIBOR Cap Agreement	Dec. 31, 2010 Maximum LIBOR Cap Agreement	Aug. 31, 2010 Senior Notes	Jul. 31, 2010 Senior Notes	Jun. 30, 2010 Senior Notes	Dec. 31, 2011 Senior Notes	Dec. 31, 2011 Senior Notes Maximum	Jul. 31, 2010 Senior Notes Maximum	Dec. 31, 2011 Senior Notes Minimum	Dec. 31, 2011 Senior Secured Notes	Dec. 31, 2011 Senior Secured Notes Maximum	Dec. 31, 2011 Credit Agreement	Dec. 31, 2011 8% senior note due 2020	Aug. 31, 2010 8% senior note due 2020 Senior Notes	Dec. 31, 2011 7.375% senior note due 2013	Aug. 31, 2010 7.375% senior note due 2013 Senior Notes	Jun. 30, 2010 7.375% senior note due 2013 Senior Notes	Dec. 31, 2011 9.875% senior note due 2014	Aug. 31, 2010 9.875% senior note due 2014 Senior Notes	Jul. 31, 2010 9.875% senior note due 2014 Senior Notes	Dec. 31, 2011 9.25% senior notes due 2015	Jul. 31, 2010 9.25% senior notes due 2015 Senior Notes	Jun. 30, 2010 9.25% senior notes due 2015 Senior Notes	Mar. 31, 2010 9.25% senior notes due 2015 Senior Notes	Dec. 31, 2011 9% senior notes due 2015	Nov. 30, 2011 9% senior notes due 2015 Senior Secured Notes	Dec. 31, 2011 9% senior notes due 2015 Senior Secured Notes	Nov. 30, 2011 6.25% senior notes due 2018 Senior Secured Notes	Dec. 31, 2011 6.25% senior notes due 2018 Senior Secured Notes	Dec. 31, 2011 10% senior notes due 2018	Dec. 31, 2011 10% senior notes due 2018 Senior Secured Notes	Dec. 31, 2011 8.875% senior notes due 2019	Dec. 31, 2011 8.875% senior notes due 2019 Senior Secured Notes
LONG-TERM DEBT AND LEASE OBLIGATIONS
Aggregate principal amount of notes sold																					$ 600,000,000														$ 900,000,000
Debt repurchased																							782,000,000	2,000,000		6,000,000	34,000,000		7,000,000	2,000,000	6,000,000		713,000,000
Amount paid for debt repayment										835,000,000	43,000,000	4,000,000																			6,000,000		776,000,000
Accrued and unpaid interest										4,000,000					1,000,000																		4,000,000
Net proceeds from sale of notes																					585,000,000
Loss from early extinguishment of debt	(117,000,000)	(57,000,000)	97,000,000							52,000,000	3,000,000																						117,000,000
Redemption price as a percentage of principal amounts of the notes redeemed													100.00%				100.00%
Interest rate, stated percentage																			2.78%	8.00%		7.38%			9.88%			9.25%				9.00%			6.25%	6.25%	10.00%		8.88%
Percentage of the principal amount of the debt instrument which the entity may redeem with the proceeds from certain equity offerings																		35.00%
Redemption price of debt instrument if redeemed with proceeds of certain equity offerings (as a percent)																																		109.00%				110.00%		108.88%
Percentage of principal amount at which the notes are redeemable due to a change of control																	101.00%
Threshold limit of revolving credit facility																			80,000,000
Threshold limit of unused borrowing availability under the revolving credit facility																			100,000,000
Asset value as a percentage of consolidated net tangible assets for properties to be defined as principal property																5.00%
Secured debt by principal properties as a percentage of consolidated net tangible assets														15.00%
Threshold limit for secured debt																	3,200,000,000
Numerator of secured debt ratio																		4
Denominator of secured debt ratio																		1
Threshold limit for debt secured by a lien on par to the lien securing senior secured notes																	2,600,000,000
Numerator of secured debt ratio for debt secured by a lien on par to the lien securing senior secured notes																		3
Denominator of secured debt ratio for debt secured by a lien on par to the lien securing senior secured notes																		1
Aggregate notional amount					600,000,000
Description of variable rate basis				six-month LIBOR		one-month LIBOR
Floating rate spread (as a percent)				6.60%
Cash interest savings				8,000,000
Gain on settlement of agreement				22,000,000
Fair value of LIBOR cap agreement								1,000,000	1,000,000
Mark-to-market adjustments	$ 0	$ (3,000,000)	$ 1,000,000				$ 3,000,000	$ 1,000,000

LONG-TERM DEBT AND LEASE OBLIGATIONS (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Lon-term debt, including capital lease obligations
Total	$ 4,489
2012	66
2013	226
2014	67
2015	476
2016	82
Later Years	3,572
Long-term non-cancelable operating leases
Total	416
2012	109
2013	99
2014	59
2015	40
2016	30
Later Years	79
Rental expense
Rental expense under operating leases	143	134	141
Sublease income	$ 8	$ 12	$ 17

GUARANTEES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y M
Income Guarantee
Guarantee Obligations
Guarantee obligation period (in months/years)	12
Commitment period (in years)	3
Income and Revenue Collection Guarantee
Guarantee Obligations
Maximum potential amount of future payments under guarantees	145
Guarantor obligations, current carrying value	106
Revenue Collection Guarantees | Minimum
Guarantee Obligations
Guarantee obligation period (in months/years)	1
Revenue Collection Guarantees | Maximum
Guarantee Obligations
Guarantee obligation period (in months/years)	3
Guaranteed Minimum Rent
Guarantee Obligations
Maximum potential amount of future payments under guarantees	6
Liability for the fair value of guarantees	4
Guarantor obligations, current carrying value	1
Guarantee obligations for recorded liabilities, long term	3

EMPLOYEE BENEFIT PLANS (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
2008 Stock Incentive Plan
EMPLOYEE BENEFIT PLANS
Shares available under the plan	21,000,000
Stock Options
EMPLOYEE BENEFIT PLANS
Expiration period from the date of grant (in years)	P10Y
Portion of awards vesting on each of the first three anniversary dates of the grant (as a percent)	33.00%
Vesting period (in years)	3 years
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	0	964,008	22,146,180
Exercise Price Per Share (in dollars per share)		$ 5.03	$ 1.17
Stock Options | Grant date, February 25, 2010
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	$ 1
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	960,000
Exercise Price Per Share (in dollars per share)	$ 5.03
Fair Value Per Share at Grant Date (in dollars per share)	$ 2.89
Stock Based Compensation Expense	1
Stock Options | Grant date, February 26, 2009
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	3
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	11,191,000
Exercise Price Per Share (in dollars per share)	$ 1.14
Fair Value Per Share at Grant Date (in dollars per share)	$ 0.71
Stock Based Compensation Expense	3
Stock Options | Grant date, February 26, 2009
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	1
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	7,985,000
Exercise Price Per Share (in dollars per share)	$ 1.14
Fair Value Per Share at Grant Date (in dollars per share)	$ 0.61
Stock Based Compensation Expense	1
Stock Options | Grant date, March 6, 2008
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	1
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	2,563,000
Exercise Price Per Share (in dollars per share)	$ 4.94
Fair Value Per Share at Grant Date (in dollars per share)	$ 2.43
Stock Based Compensation Expense	1
Restricted Stock Units
EMPLOYEE BENEFIT PLANS
Contractual right to receive shares of common stock for a stock based award (in shares)	1
Portion of awards vesting on each of the first three anniversary dates of the grant (as a percent)	33.00%
Vesting period (in years)	3 years
Information pertaining to the awards on the basis of grant date
Awards granted (in shares)	4,553,399	5,139,299	542,324
Fair Value Per Share at Grant Date (in dollars per share)	$ 6.76	$ 5.03	$ 2.35
Restricted Stock Units | Grant date, February 25, 2010
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	7
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	7
Awards granted (in shares)	4,327,000
Fair Value Per Share at Grant Date (in dollars per share)	$ 5.03
Restricted Stock Units | Grant date, March 6, 2008
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	2
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	2
Awards granted (in shares)	2,657,000
Fair Value Per Share at Grant Date (in dollars per share)	$ 4.94
Restricted Stock Units | Grant Date, November 4, 2011
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	1
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	1
Awards granted (in shares)	268,000
Fair Value Per Share at Grant Date (in dollars per share)	$ 4.86
Restricted Stock Units | Grant Date, February 23, 2011
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	7
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	7
Awards granted (in shares)	3,864,000
Fair Value Per Share at Grant Date (in dollars per share)	$ 6.9
Restricted Stock Units | Grant date, Other grants
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	2
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	2
Continuing operations
EMPLOYEE BENEFIT PLANS
Stock-based compensation costs, pretax	25	22	23
Stock-based compensation costs, after tax	15	14	14
Information pertaining to the awards on the basis of grant date
Stock Based Compensation Expense	$ 25	$ 22	$ 23

EMPLOYEE BENEFIT PLANS (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Stock option activity
Outstanding at the end of the period (in shares)	33,993,572
Stock Options
Stock option activity
Outstanding at the beginning of the period (in shares)	43,155,549	48,317,255	31,905,426
Granted (in shares)	0	964,008	22,146,180
Exercised (in shares)	(2,516,084)	(2,081,978)	0
Forfeited/Expired (in shares)	(6,645,893)	(4,043,736)	(5,734,351)
Outstanding at the end of the period (in shares)	33,993,572	43,155,549	48,317,255
Vested and expected to vest at the end of the period (in shares)	33,925,303
Exercisable at the end of the period (in shares)	26,798,092
Weighted Average Exercise Price Per Share
Outstanding at the beginning of the period (in dollars per share)	$ 9.97	$ 10.58	$ 18.48
Granted (in dollars per share)		$ 5.03	$ 1.17
Exercised (in dollars per share)	$ 1.31	$ 1.21
Forfeited/Expired (in dollars per share)	$ 32.23	$ 20.62	$ 18.21
Outstanding at the end of the period (in dollars per share)	$ 6.26	$ 9.97	$ 10.58
Vested and expected to vest at the end of the period (in dollars per share)	$ 6.27
Exercisable at the end of the period (in dollars per share)	$ 7.53
Aggregate Intrinsic Value
Outstanding at the end of the period	$ 65
Vested and expected to vest at the end of the period	65
Exercisable at the end of the period	39
Weighted Average Remaining Life
Outstanding at the end of the period (in years)	5.3
Vested and expected to vest at the end of the period (in years)	5.3
Exercisable at the end of the period (in years)	4.8
Other Disclosures
Aggregate Intrinsic Value of awards exercised	14	9
Unrecognized compensation costs	$ 2
Period for recognition of unrecognized compensation costs (in years)	0.6
Vesting period (in years)	3 years
Stock Options | Top Employees
Other Disclosures
Weighted average estimated fair value of awards granted (in dollars per share)		$ 2.89
Number of top employees to whom awards granted		11
Assumptions used to calculate fair value of awards granted to top eleven employees
Expected volatility (as a percent)	53.00%
Expected dividend yield (as a percent)	0.00%
Expected life (in years)	7
Expected forfeiture rate (as a percent)	2.00%
Risk-free interest rate (as a percent)	3.29%
Early exercise threshold gain (as a percent)	75.00%
Early exercise rate, gain (as a percent)	20.00%
Stock options subject to time-vesting
Other Disclosures
Portion of awards vesting	50.00%
Performance-based stock options
Other Disclosures
Vesting period (in years)	3 years

EMPLOYEE BENEFIT PLANS (Details 3) (USD $)	12 Months Ended
Dec. 31, 2011 Y
Options Outstanding
Number of Options (in shares)	33,993,572
Weighted Average Remaining Contractual life (in years)	5.3
Weighted Average Exercise Price (in dollars per share)	$ 6.26
Options Exercisable
Number of Options (in shares)	26,798,092
Weighted Average Exercise Price (in dollars per share)	$ 7.53
Range of Exercise Prices, $0.00 to $1.149
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 0
Exercise price per share, high end of the range (in dollars per share)	$ 1.149
Options Outstanding
Number of Options (in shares)	15,912,326
Weighted Average Remaining Contractual life (in years)	7.2
Weighted Average Exercise Price (in dollars per share)	$ 1.14
Options Exercisable
Number of Options (in shares)	9,473,119
Weighted Average Exercise Price (in dollars per share)	$ 1.14
Range of Exercise Prices, $1.15 to $10.639
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 1.15
Exercise price per share, high end of the range (in dollars per share)	$ 10.639
Options Outstanding
Number of Options (in shares)	10,968,023
Weighted Average Remaining Contractual life (in years)	5
Weighted Average Exercise Price (in dollars per share)	$ 7.25
Options Exercisable
Number of Options (in shares)	10,211,750
Weighted Average Exercise Price (in dollars per share)	$ 7.45
Range of Exercise Prices, $10.64 to $13.959
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 10.64
Exercise price per share, high end of the range (in dollars per share)	$ 13.959
Options Outstanding
Number of Options (in shares)	2,870,801
Weighted Average Remaining Contractual life (in years)	2.2
Weighted Average Exercise Price (in dollars per share)	$ 12.11
Options Exercisable
Number of Options (in shares)	2,870,801
Weighted Average Exercise Price (in dollars per share)	$ 12.11
Range of Exercise Prices, $13.96 to $17.589
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 13.96
Exercise price per share, high end of the range (in dollars per share)	$ 17.589
Options Outstanding
Number of Options (in shares)	3,594,422
Weighted Average Remaining Contractual life (in years)	1.1
Weighted Average Exercise Price (in dollars per share)	$ 17.09
Options Exercisable
Number of Options (in shares)	3,594,422
Weighted Average Exercise Price (in dollars per share)	$ 17.09
Range of Exercise Prices, $17.59 to $28.759
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 17.59
Exercise price per share, high end of the range (in dollars per share)	$ 28.759
Options Outstanding
Number of Options (in shares)	612,000
Weighted Average Remaining Contractual life (in years)	0.8
Weighted Average Exercise Price (in dollars per share)	$ 28.16
Options Exercisable
Number of Options (in shares)	612,000
Weighted Average Exercise Price (in dollars per share)	$ 28.16
Range of Exercise Prices, $28.76 and over
Summary information about outstanding stock options
Exercise price per share, low end of the range (in dollars per share)	$ 28.76
Options Outstanding
Number of Options (in shares)	36,000
Weighted Average Remaining Contractual life (in years)	0.6
Weighted Average Exercise Price (in dollars per share)	$ 45.14
Options Exercisable
Number of Options (in shares)	36,000
Weighted Average Exercise Price (in dollars per share)	$ 45.14

EMPLOYEE BENEFIT PLANS (Details 4) (USD $)	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFIT PLANS
Market price of the entity's common stock (in dollars per share)	$ 5.13
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	33,993,572
Percentage of awards outstanding	100.00%
Percentage to the total of outstanding options	100.00%
Current employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	28,370,179
Percentage of awards outstanding	73.50%
Former employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	5,623,393
Percentage of awards outstanding	26.50%
In-the-Money Options
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	20,188,306
Percentage of awards outstanding	100.00%
Percentage to the total of outstanding options	56.50%
In-the-Money Options | Current employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	20,128,972
Percentage of awards outstanding	99.60%
In-the-Money Options | Former employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	59,334
Percentage of awards outstanding	0.40%
Out-of-the-Money Options
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	13,805,266
Percentage of awards outstanding	100.00%
Percentage to the total of outstanding options	43.50%
Out-of-the-Money Options | Current employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	8,241,207
Percentage of awards outstanding	39.70%
Out-of-the-Money Options | Former employees
EMPLOYEE BENEFIT PLANS
Options outstanding (in shares)	5,564,059
Percentage of awards outstanding	60.30%

EMPLOYEE BENEFIT PLANS (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Restricted Stock Units
Restricted stock unit activity
Unvested at the beginning of the period (in shares)	6,321,270	4,806,441	8,670,318
Granted (in shares)	4,553,399	5,139,299	542,324
Vested (in shares)	(2,889,882)	(2,500,853)	(4,069,831)
Forfeited (in shares)	(275,561)	(1,123,617)	(336,370)
Unvested at the end of the period (in shares)	7,709,226	6,321,270	4,806,441
Weighted Average Grant Date Fair Value Per Unit
Unvested at the beginning of the period (in dollars per share)	$ 5.14	$ 5.82	$ 6.04
Granted (in dollars per share)	$ 6.76	$ 5.03	$ 2.35
Vested (in dollars per share)	$ 4.98	$ 5.7	$ 5.84
Forfeited (in dollars per share)	$ 5.93	$ 6.26	$ 5.59
Unvested at the end of the period (in dollars per share)	$ 6.13	$ 5.14	$ 5.82
Other Disclosures
Vesting period (in years)	3 years
Unrecognized compensation costs	$ 29,000,000	$ 19,000,000
Period for recognition of unrecognized compensation costs (in years)	2.1
Restricted Stock Units | Restricted stock units subject to time-vesting
Restricted stock unit activity
Granted (in shares)	3,529,448	4,081,030
Restricted Stock Units | Performance-based restricted stock units to certain of our senior officers
Restricted stock unit activity
Granted (in shares)	755,436	832,030
Other Disclosures
Vesting period (in years)	3 years	3 years
Restricted Stock Units | Restricted stock units vested to directors
Restricted stock unit activity
Granted (in shares)	268,515	226,239
Other Disclosures
Vesting period (in years)		3 years
Employee Stock Purchase Plan
Employee Stock Purchase Plan
Number of shares authorized under plan	20,250,000
Shares available under the plan	2,651,815
Percentage of closing price at which shares are purchased by participant	95.00%
Requisite holding period for shares issued under plan (in years)	1
Fair market value per employee per year	$ 25,000
Employee stock purchase plan activity
Number of shares	749,637	771,319	1,715,591
Weighted average price (in dollars per share)	$ 5.36	$ 4.93	$ 1.34
Employee Stock Purchase Plan | Minimum
Employee Stock Purchase Plan
Base earnings elected to be withheld each quarter by eligible employees to purchase shares of the entity's common stock (as a percent)	1.00%
Employee Stock Purchase Plan | Maximum
Employee Stock Purchase Plan
Base earnings elected to be withheld each quarter by eligible employees to purchase shares of the entity's common stock (as a percent)	10.00%

EMPLOYEE BENEFIT PLANS (Details 6) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended			12 Months Ended
	Jan. 31, 2009 H	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 plan	Dec. 31, 2010	Dec. 31, 2009
401(k) plan
Minimum employee contribution (as a percent of compensation)					1.00%
Maximum employee contribution (as a percent of compensation)					75.00%
Requisite working period per year, minimum (in hours)	1,000
Employer's matching contribution before reduction (as a percent)	3.00%
Employer's matching contribution after reduction (as a percent)	1.50%
Contribution expense				$ 16	$ 32	$ 26	$ 43
Defined benefit pension plans (SERPs)
Number of active non-qualified defined benefit pension plans					1
Number of frozen non-qualified defined benefit pension plans					2
Reconciliation of funded status of plans and the amounts included in the Consolidated Balance Sheets:
Beginning obligations					(249)
Service cost					(2)	(2)	(1)
Interest cost					(14)	(14)	(14)
Actuarial loss					(19)	(21)
Benefits paid					18	18
Ending obligations		(268)	(249)		(268)	(249)
Fair value of plans' assets		0	0		0	0
Funded status of plans		(285)	(268)		(285)	(268)
Assumptions related to projected benefit obligations
Discount rate (as a percent)		5.00%	5.50%		5.00%	5.50%
Compensation increase rate (as a percent)		3.00%	3.00%		3.00%	3.00%
Accumulated benefit obligation		280	265		280	265
Components of net periodic benefit costs
Service costs					2	2	1
Interest costs					14	14	14
Amortization of prior-year service costs					0	0	3
Amortization of net actuarial loss					3	1	1
Net periodic benefit cost					19	17	19
Assumptions related to net periodic benefit costs
Discount rate (as a percent)					5.50%	5.75%	5.75%
Compensation increase rate (as a percent)					3.00%	3.00%	4.00%
Amounts recognized in the Consolidated Balance Sheets consist of:
Other current liability		(20)	(19)		(20)	(19)
Other long-term liability		(265)	(249)		(265)	(249)
Accumulated other comprehensive loss		65	49		65	49
Total		(220)	(219)		(220)	(219)
Amounts recognized in other comprehensive income (loss)
Loss adjustments recorded in other comprehensive income (loss)		16	20	3
Net actuarial losses					19	21	7
Amortization of prior-year service costs							3
Amounts that have not yet been recognized as components of net periodic benefit costs
Cumulative net actuarial losses		65	49	29	65	49	29
SERP
Amounts recognized in the Consolidated Balance Sheets consist of:
Other current liability		(20)			(20)
Other long-term liability		(265)			(265)
Total		(285)			(285)
Estimated SERP benefit payments
Total		200			200
2012		20			20
2013		20			20
2014		20			20
2015		20			20
2016		20			20
Five Years Thereafter		100			100
Maximum
Amounts recognized in other comprehensive income (loss)
Amortization of prior-year service costs					1	1
Amounts that have not yet been recognized as components of net periodic benefit costs
Unrecognized prior service costs		$ 1	$ 1	$ 1	$ 1	$ 1	$ 1

OTHER CURRENT ASSETS (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
OTHER CURRENT ASSETS
Prepaid expenses	$ 73	$ 70
Physician receivables and relocation agreements	58	62
Physician and group coverage guarantees	104	70
Disproportionate share hospital revenue receivables	27	33
Vendor and other nonpatient receivables	47	22
Grant receivable related to medical residency program	2	2
Electronic health record incentives receivable	13	0
Supplemental California Medi-Cal payment receivable	16	0
Sublease receivables	2	2
Other, net	36	28
Other current assets	378	289
Other current assets past due for more than 90 days	$ 38	$ 17

PROPERTY AND EQUIPMENT (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Components of property and equipment
Gross property and equipment	$ 7,736	$ 7,404
Accumulated depreciation and amortization	(3,386)	(3,100)
Net property and equipment	4,350	4,304
Accrued property and equipment purchases for items received but not yet paid	109	91
Accrued property and equipment purchases, for items received but not yet paid, included in accounts payable	104	87
Land
Components of property and equipment
Gross property and equipment	350	352
Buildings and improvements
Components of property and equipment
Gross property and equipment	4,102	3,984
Construction in progress
Components of property and equipment
Gross property and equipment	236	205
Equipment
Components of property and equipment
Gross property and equipment	$ 3,048	$ 2,863

GOODWILL AND OTHER INTANGIBLE ASSETS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Changes in the carrying amount of goodwill
Goodwill	$ 3,076	$ 3,031
Accumulated impairment losses	(2,424)	(2,424)
Total	652	607
Goodwill acquired during the year	90	45
Impairment of goodwill	6	0
Goodwill	3,166	3,076
Accumulated impairment losses	(2,430)	(2,424)
Total	736	652
Information regarding other intangible assets
Gross Carrying Amount	849	744
Accumulated Amortization	(360)	(302)
Net Book Value	489	442
Estimated future amortization of intangibles with finite useful lives
Total	489
2012	69
2013	63
2014	59
2015	52
2016	51
Later years	195
Capitalized software costs
Information regarding other intangible assets
Gross Carrying Amount	756	658
Accumulated Amortization	(344)	(288)
Net Book Value	412	370
Long-term debt issuance costs
Information regarding other intangible assets
Gross Carrying Amount	88	84
Accumulated Amortization	(15)	(14)
Net Book Value	73	70
Other
Information regarding other intangible assets
Gross Carrying Amount	5	2
Accumulated Amortization	(1)	0
Net Book Value	$ 4	$ 2

INVESTMENTS AND OTHER ASSETS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Investment and other assets
Marketable debt securities	$ 22	$ 26
Equity investments in unconsolidated health care entities	23	27
Total investments	45	53
Cash surrender value of life insurance policies	18	18
Long-term deposits	47	49
Land held for expansion, long-term receivables and other assets	46	44
Investments and other assets	156	164
Equity earnings of unconsolidated affiliates	8	5
Accumulated unrealized gains on investments, maximum	$ 1	$ 1

ACCUMULATED OTHER COMPREHENSIVE LOSS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
ACCUMULATED OTHER COMPREHENSIVE LOSS
Unamortized realized losses from interest rate lock derivatives	$ (1)	$ (1)
Adjustments for supplemental executive retirement plans	(51)	(42)
Accumulated other comprehensive loss	(52)	(43)
Tax effect allocated to adjustments for supplemental executive retirement plans	$ 7	$ 8

PROPERTY AND PROFESSIONAL AND GENERAL LIABILITY INSURANCE (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 Property Insurance April 1, 2009 through March 31, 2010	Dec. 31, 2010 Property Insurance April 1, 2010 through March 31, 2011	Dec. 31, 2011 Property Insurance April 1, 2011 through March 31, 2012	Dec. 31, 2011 Professional and General Liability Insurance Y	Dec. 31, 2010 Professional and General Liability Insurance Y	Dec. 31, 2009 Professional and General Liability Insurance Y	Dec. 31, 2011 Professional and General Liability Insurance June 1, 2011 through May 31, 2012	Dec. 31, 2010 Professional and General Liability Insurance June 1, 2010 through May 31, 2011	Dec. 31, 2009 Professional and General Liability Insurance June 1, 2009 through May 31, 2010	Dec. 31, 2008 Professional and General Liability Insurance June 1, 2008 through May 31, 2009
Insurance coverage
Insurance coverage limit				$ 600	$ 600	$ 600
Insurance coverage limit per occurrence excluding floods, earthquakes, and windstorms				600	600	600
Annual aggregate sub-limits for floods and earthquakes covered under insurance policies				100	100	100
Per-occurrence sub-limit for windstorms covered under insurance policies				100	100	100
Deductible for general claims (as a percent)				5.00%	5.00%	5.00%
General claims, maximum coverage				25	25	25
Deductible for other specific claims (as a percent)				2.00%	2.00%	2.00%
Other specific claims, maximum coverage				25	25	25
Other covered claims, minimum deductible				1	1	1
Self insurance reserve							412	467
Loss contingency, discount rate maturity (in years)							seven-year maturity rate	seven-year maturity rate	seven-year maturity rate
Term of discount rate (in years)							7	7	7
Risk-free rate (as a percent)	1.35%	2.71%					1.35%	2.71%	2.69%
Self-insurance retention per occurrence										5	5	5	5
Insurance retention per occurrence									25	10	10	10	10
Insurance coverage, additional to aggregate self coverage										10	10	10
Aggregate self-insurance retentions per occurrence										15	15	15	15
Insurance coverage, percent reinsured (as a percent)										65.00%	55.00%	65.00%
Insurance coverage, percent retained (as a percent)									20.00%	35.00%	45.00%	35.00%	30.00%
Insurance coverage, maximum amount retained									10	3.5	4.5	3.5	3
Insurance coverage, first tier									50				10
Insurance coverage, additional to aggregate coverage										25	25	25	25
Insurance coverage, aggregate limit										175	175	175	275
Malpractice expense	$ 108	$ 56	$ 88

CLAIMS AND LAWSUITS (Details) (USD $)	12 Months Ended				12 Months Ended											1 Months Ended			3 Months Ended	12 Months Ended	22 Months Ended	3 Months Ended		1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Continuing operations	Dec. 31, 2010 Continuing operations	Dec. 31, 2009 Continuing operations	Dec. 31, 2011 Claims, lawsuits, and regulatory proceedings Continuing operations	Dec. 31, 2010 Claims, lawsuits, and regulatory proceedings Continuing operations	Dec. 31, 2009 Claims, lawsuits, and regulatory proceedings Continuing operations	Dec. 31, 2008 Claims, lawsuits, and regulatory proceedings Continuing operations	Dec. 31, 2011 Claims, lawsuits, and regulatory proceedings Discontinued operations	Dec. 31, 2010 Claims, lawsuits, and regulatory proceedings Discontinued operations	Dec. 31, 2009 Claims, lawsuits, and regulatory proceedings Discontinued operations	Dec. 31, 2008 Claims, lawsuits, and regulatory proceedings Discontinued operations	Mar. 31, 2011 Memorial Medical Center lawsuit	Mar. 31, 2010 Governmental Reviews hospital	Feb. 28, 2009 Governmental Reviews patient	Dec. 31, 2011 Governmental Reviews	Dec. 31, 2011 Governmental Reviews hospital	Dec. 31, 2011 Governmental Reviews hospital	Dec. 31, 2011 Governmental Reviews Continuing operations	Dec. 31, 2011 Governmental Reviews Discontinued operations	Nov. 30, 2011 Hospital-Related Tort Claim	Dec. 31, 2011 Hospital-Related Tort Claim multiplier	Dec. 31, 2011 Hospital-Related Tort Claim Discontinued operations	Jan. 31, 2012 Class Action Hurricane Katrina-related lawsuits	Dec. 31, 2011 Individual Hurricane Katrina-related lawsuits defendant	Dec. 31, 2011 Ordinary Course Matters lawsuit
Loss Contingencies
Increase in reserve	$ 17,000,000																		$ 23,000,000			$ 12,000,000	$ 11,000,000
Number of hospitals which have received information requests from the DOJ regarding Kyphoplasty billing procedures																				7
Number of patients treated on outpatient basis (in patients)																		15
Litigation reserve	66,000,000	30,000,000	95,000,000	240,000,000				49,000,000	30,000,000	95,000,000	240,000,000	17,000,000	0	0	0				50,000,000	50,000,000	50,000,000					6,000,000
Number of lawsuits agreed to be settled																2
Number of hospitals under Medicare claims review																	1				32
Cash settlement payment																25,000,000											12,000,000
Number of pending claims																												17
Probable range of loss, minimum																									6,000,000
Probable range of loss, maximum																									25,000,000
Attorneys' fees																									1,000,000
Multiplier of amount of punititive awards for compensatory award																									9
Multiplier of amount of punititive awards for substantial compensatory award																									1
Compensatory damages awarded to plaintiff																								2,400,000
Punitive damages awarded to plaintiff																								65,000,000
Number of coordinated lawsuits in which the entity is a defendant																													2
Litigation and investigation costs	$ 55,000,000	$ 12,000,000	$ 31,000,000		$ 55,000,000	$ 12,000,000	$ 31,000,000

CLAIMS AND LAWSUITS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Loss Contingencies
Litigation reserve, Balances at Beginning of Period	$ 30	$ 95	$ 240
Litigation and Investigation Costs	72	12	31
Cash Payments	(36)	(78)	(181)
Other	0	1	5
Litigation reserve, Balances at End of Period	66	30	95
Claims, lawsuits, and regulatory proceedings | Continuing operations
Loss Contingencies
Litigation reserve, Balances at Beginning of Period	30	95	240
Litigation and Investigation Costs	55	12	31
Cash Payments	(36)	(78)	(181)
Other	0	1	5
Litigation reserve, Balances at End of Period	49	30	95
Claims, lawsuits, and regulatory proceedings | Discontinued operations
Loss Contingencies
Litigation reserve, Balances at Beginning of Period	0	0	0
Litigation and Investigation Costs	17	0	0
Cash Payments	0	0	0
Other	0	0	0
Litigation reserve, Balances at End of Period	$ 17	$ 0	$ 0

INCOME TAXES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current tax expense (benefit):
Federal	$ 0	$ 6	$ (53)
State	(6)	0	11
Total	(6)	6	(42)
Deferred tax expense (benefit):
Federal	62	(929)	17
State	5	(54)	2
Total	67	(983)	19
Income tax expense (benefit)	61	(977)	(23)
Reconciliation between reported income tax expense (benefit) and income taxes calculated by the statutory federal income tax rate
Statutory federal rate (as a percent)	35.00%	35.00%	35.00%
Tax expense at statutory federal rate of 35%	57	55	67
State income taxes, net of federal income tax benefit	10	10	10
Tax attributable to noncontrolling interests	(4)	(3)	(3)
Other changes in valuation allowance	(2)	(1,054)	(110)
Change in tax contingency reserves, including interest	(12)	16	(24)
Termination of company-owned life insurance policies	0	0	37
Prior-year provision to return adjustment and other changes in deferred taxes, net of valuation allowance	7	(3)	(1)
Other items	5	2	1
Income tax expense (benefit)	$ 61	$ (977)	$ (23)

INCOME TAXES (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Reserves related to discontinued operations and restructuring charges	$ 5	$ 4
Receivables (doubtful accounts and adjustments)	178	153
Accruals for retained insurance risks	197	217
Other long-term liabilities	53	52
Benefit plans	190	185
Other accrued liabilities	31	14
Investments and other assets	5	4
Net operating loss carryforwards	695	842
Stock-based compensation	44	83
Other items	41	46
Deferred tax assets, gross	1,439	1,600
Valuation allowance	(61)	(66)
Deferred tax assets, net	1,378	1,534
Liabilities
Depreciation and fixed-asset differences	418	469
Deferred gain on debt exchanges	53	53
Intangible assets	115	103
Deferred tax liabilities, total	586	625
Reconciliation of the deferred tax assets and liabilities
Current portion of deferred income taxes	418	282
Deferred income taxes, net of current portion	374	627
Noncurrent deferred income tax liability	0	0
Net deferred tax asset (liability)	$ 792	$ 909

INCOME TAXES (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
INCOME TAXES
Reduction in valuation allowance against deferred tax assets		$ 1,060,000,000
Valuation allowance attributable to certain state net operating loss carryovers and federal tax credits	61,000,000	66,000,000
Changes in unrecognized tax benefits
Balance at the beginning of the period	35,000,000	46,000,000	78,000,000
Additions for prior-year tax positions	15,000,000	12,000,000	0
Reductions for tax positions of prior years	(2,000,000)	(23,000,000)	(20,000,000)
Additions for current-year tax positions	3,000,000	1,000,000	2,000,000
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(12,000,000)	0	(12,000,000)
Reductions due to a lapse of statute of limitations	(4,000,000)	(1,000,000)	(2,000,000)
Balance at the end of the period	35,000,000	35,000,000	46,000,000
Unrecognized tax benefits which, if recognized, would impact effective tax rate	35,000,000	23,000,000	46,000,000
Current tax benefit due to reduction of liabilities for uncertain tax positions	21,000,000	58,000,000
Current tax benefit due to reduction of liabilities for uncertain tax positions, continuing operations	2,000,000	45,000,000
Current tax benefit due to a reduction of liabilities for uncertain tax positions, discontinued operations	19,000,000	13,000,000
Interest and penalties related to accrued liabilities for uncertain tax positions, recognized	1,000,000
Uncertain tax positions, interest and penalties related to continuing operations	1,000,000
Uncertain tax positions, interest and penalties related to discontinued operations	2,000,000
Total accrued interest and penalties on unrecognized tax benefits	9,000,000
Continuing operations
INCOME TAXES
Income tax (expense) benefit related to decrease in the valuation allowance for deferred tax assets and other tax adjustments		998,000,000
Changes in unrecognized tax benefits
Balance at the beginning of the period	34,000,000	34,000,000	61,000,000
Additions for prior-year tax positions	15,000,000	12,000,000	0
Reductions for tax positions of prior years	(2,000,000)	(12,000,000)	(16,000,000)
Additions for current-year tax positions	3,000,000	1,000,000	2,000,000
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(12,000,000)	0	(11,000,000)
Reductions due to a lapse of statute of limitations	(4,000,000)	(1,000,000)	(2,000,000)
Balance at the end of the period	34,000,000	34,000,000	34,000,000
Total accrued interest and penalties on unrecognized tax benefits	10,000,000
Discontinued operations
Changes in unrecognized tax benefits
Balance at the beginning of the period	1,000,000	12,000,000	17,000,000
Additions for prior-year tax positions	0	0	0
Reductions for tax positions of prior years	0	(11,000,000)	(4,000,000)
Additions for current-year tax positions	0	0	0
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	0	0	(1,000,000)
Reductions due to a lapse of statute of limitations	0	0	0
Balance at the end of the period	1,000,000	1,000,000	12,000,000
Total accrued interest and penalties on unrecognized tax benefits	$ (1,000,000)

INCOME TAXES (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Audit of tax returns
Unrecognized federal and state tax benefits and reserves for interest and penalties, which may decrease in the next 12 months	$ 9
IRS
Audit of tax returns
Refund of tax and interest received	18
Interest and tax paid	$ 15

INCOME TAXES (Details 5) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Operating loss carryforwards
Deferred tax benefit, net of valuation allowance and federal tax impact, associated with NOL carryforwards	$ 695,000,000	$ 842,000,000
Federal
Operating loss carryforwards
Net operating loss carryforwards subject to expiration	1,700,000,000
State
Operating loss carryforwards
Net operating loss carryforwards subject to expiration	3,300,000,000
Deferred tax benefit, net of valuation allowance and federal tax impact, associated with NOL carryforwards	$ 32,000,000

INCOME TAXES (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y
Tax credits
Rolling period during which certain ownership changes limit ability of the entity for utilization of NOL carryforwards	3
Percentage of shareholders, purchase or sale of stock by them is considered as ownership change	5.00%
Minimum
Tax credits
Maximum increase in percentage points of the ownership of the 5% shareholders in a given period to enable the full use of NOL carryfowards	50.00%
Alternative minimum tax credits
Tax credits
Tax credits carryforwards	20
General business
Tax credits
Tax credits carryforwards	14

EARNINGS PER COMMON SHARE (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
EARNINGS PER COMMON SHARE
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share, Income	$ 68	$ 1,101	$ 201
Income available to Tenet Healthcare Corporation common shareholders for basic earnings per share (in Weighted Average Shares)	468,726	484,321	480,240
Income available to Tenet Healthcare Corporation common shareholders for basic earnings (Per-Share)	$ 0.14	$ 2.27	$ 0.42
Effect of dilutive stock options and restricted stock units,Income	0	24	6
Effect of dilutive stock options and restricted stock units and mandatory convertible preferred stock (in Weighted Average Shares)	16,455	76,310	27,037
Effect of diluted stock options and restricted stock units and mandatory convertible preferred stock (Per-Share)	$ 0	$ (0.26)	$ (0.01)
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share, Income	$ 68	$ 1,125	$ 207
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share (in Weighted Average Shares)	485,181	560,631	507,277
Income available to Tenet Healthcare Corporation common shareholders for diluted earnings per share (Per-Share)	$ 0.14	$ 2.01	$ 0.41
Anti-dilutive securities excluded from computation of earnings per share (in shares)	13,685	20,171	26,843

FAIR VALUE MEASUREMENTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair value of assets and liabilities measured on recurring basis
Net impairment and restructuring charges	$ 20	$ 10	$ 27
Write-down of goodwill	6	0
Preferred stock and other securities held by captive insurance subsidiaries	1
Impairment charges related to write-down of buildings, equipment and other long-lived assets	12	5
Estimated fair value of the long-term debt instrument as a percentage of carrying value	104.90%	106.30%
Buildings and equipment of previously impaired hospital
Fair value of assets and liabilities measured on recurring basis
Net impairment and restructuring charges	6	5	7
Recurring basis
Fair value of assets and liabilities measured on recurring basis
Investments in Reserve Yield Plus Fund	2	1
Marketable debt securities-noncurrent	22	26
Investments	24	27
LIBOR cap agreement asset	0	0
Recurring basis | Quoted Prices in Active Markets For Identical Assets (Level 1)
Fair value of assets and liabilities measured on recurring basis
Investments in Reserve Yield Plus Fund	0	0
Marketable debt securities-noncurrent	6	8
Investments	6	8
LIBOR cap agreement asset	0	0
Recurring basis | Significant Other Observable Inputs (Level 2)
Fair value of assets and liabilities measured on recurring basis
Investments in Reserve Yield Plus Fund	2	1
Marketable debt securities-noncurrent	15	17
Investments	17	18
LIBOR cap agreement asset	0	0
Recurring basis | Significant Unobservable Inputs (Level 3)
Fair value of assets and liabilities measured on recurring basis
Investments in Reserve Yield Plus Fund	0	0
Marketable debt securities-noncurrent	1	1
Investments	1	1
LIBOR cap agreement asset	0	0
Non-recurring basis
Fair value of assets and liabilities measured on recurring basis
Long-lived assets held for sale	20	25
Goodwill	0
Non-recurring basis | Quoted Prices in Active Markets For Identical Assets (Level 1)
Fair value of assets and liabilities measured on recurring basis
Long-lived assets held for sale	0	0
Goodwill	0
Non-recurring basis | Significant Other Observable Inputs (Level 2)
Fair value of assets and liabilities measured on recurring basis
Long-lived assets held for sale	20	25
Goodwill	0
Non-recurring basis | Significant Unobservable Inputs (Level 3)
Fair value of assets and liabilities measured on recurring basis
Long-lived assets held for sale	0	0
Goodwill	$ 0

ACQUISITIONS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fair values of the assets acquired and liabilities acquired
Acquisition costs	$ 4	$ 3
Diagnostic Imaging Center
Business Acquisition
Number of business acquisitions	4
Oncology Center
Business Acquisition
Number of business acquisitions	3
Ambulatory Surgery Centers
Business Acquisition
Number of business acquisitions	5
Series of individual business acquisition
Fair values of the assets acquired and liabilities acquired
Current assets	8	0
Property and equipment	34	20
Other intangible assets	2	0
Goodwill	86	45
Current liabilities	(7)	0
Long-term liabilities	(8)	0
Redeemable noncontrolling interests in equity of consolidated subsidiaries	(16)	0
Noncontrolling interests	(15)	0
Net cash paid	84	65
Physician Practice Entity
Business Acquisition
Number of business acquisitions	26
Outpatient centers
Business Acquisition
Number of business acquisitions	15
Other diagnostic imaging center
Business Acquisition
Number of business acquisitions	1
Other ambulatory Surgery Centers
Business Acquisition
Number of business acquisitions	1
Acquisitions, 2010
Business Acquisition
Increase in goodwill due to reallocation	$ 4

SALE OF INVESTMENT (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
SALE OF INVESTMENT
Gain on sale of investment in Peoples Health Network	$ 0	$ 0	$ 15
Membership interest in Peoples Health Network (as a percent)			50.00%

SEGMENT INFORMATION (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 bed state center segment hospital	Dec. 31, 2010	Dec. 31, 2009
SEGMENT INFORMATION
Number of reportable segments	1
Number of hospitals owned by subsidiaries	49
Number of academic medical centers operated by subsidiaries	3
Number of critical access hospitals operated by subsidiaries	1
Number of licensed beds in hospitals operated by subsidiaries	13,119
Number of states in which subsidiaries of the entity operate hospitals	10
Number of free-standing and provider-based diagnostic imaging centers and ambulatory surgery centers operated by subsidiaries excluding classified in discontinued operations	95
Number of states in which free-standing and provider-based diagnostic imaging centers and ambulatory surgery centers are operated by subsidiaries	11
Minimum number of Tenet and non-Tenet Hospitals and other health care organizations to which Conifer provided revenue cycle services	300
SEGMENT INFOMRATION
Assets	$ 8,462	$ 8,500
Capital expenditures:	475	476	456
Revenues:
Total	8,654	8,265	8,101
Intercompany eliminations	(261)	(206)	(207)
Adjusted EBITDA
Adjusted EBITDA	1,126	1,036	955
Depreciation and amortization	398	380	373
Adjusted EBITDA
Adjusted EBITDA	1,126	1,036	955
Depreciation and amortization	(398)	(380)	(373)
Interest expense	(375)	(424)	(445)
Gain (loss) from early extinguishment of debt	(117)	(57)	97
Litigation and Investigation Costs	(55)	(12)	(31)
Impairments of long-lived assets	(20)	(10)	(27)
Investment earnings	3	5	0
Net gain on sales of investments	0	0	15
Income before income taxes	164	158	191
Hospital Operations and other
SEGMENT INFOMRATION
Assets	8,389	8,437
Capital expenditures:	461	465	444
Revenues:
Total	8,575	8,216	8,067
Adjusted EBITDA
Adjusted EBITDA	1,083	1,021	948
Depreciation and amortization	389	372	366
Adjusted EBITDA
Adjusted EBITDA	1,083	1,021	948
Depreciation and amortization	(389)	(372)	(366)
Conifer
SEGMENT INFOMRATION
Assets	73	63
Capital expenditures:	14	11	12
Revenues:
Tenet	261	206	207
Other customers	79	49	34
Total Revenue	8,915	8,471	8,308
Adjusted EBITDA
Conifer	43	15	7
Depreciation and amortization	9	8	7
Adjusted EBITDA
Depreciation and amortization	$ (9)	$ (8)	$ (7)

SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for doubtful accounts
Movement in valuation and qualifying accounts
Balance at Beginning of Period	$ 352	$ 369	$ 396
Cost and Expenses	721	730	696
Deductions	(676)	(747)	(723)
Balance at End of Period	397	352	369
Valuation allowance for deferred tax assets
Movement in valuation and qualifying accounts
Balance at Beginning of Period	66	1,127	1,265
Cost and Expenses	(5)	(1,061)	(139)
Other Accounts			1
Balance at End of Period	$ 61	$ 66	$ 1,127